                                                                    Exhibit 10.5

                            AMERICAN BAR ASSOCIATION


                             MEMBERS RETIREMENT PLAN


                       This is Basic Plan Document No. 01
                       ----------------------------------





  Copyright(C)2002 by American Bar Retirement Association. All rights reserved.
  ----------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE 1      PURPOSE.........................................................1

ARTICLE 2      DEFINITIONS.....................................................1


ARTICLE 3      ESTABLISHMENT OF THE EMPLOYER PLAN AND PARTICIPATION
               BY ELIGIBLE EMPLOYEES..........................................12

         Section 3.1 .   Establishment of the Plan by the Employer............12
         Section 3.2 .   Participation By Eligible Employees In General.......12

ARTICLE 4      CONTRIBUTIONS..................................................12

         Section 4.1 .   Employer Contributions...............................13
         Section 4.2 .   401(k) Arrangement...................................13
         Section 4.3 .   Post-Tax Employee Contributions......................21
         Section 4.4 .   Rollover Contributions by Employees..................21
         Section 4.5 .   Limitation on Contributions of an Employer...........21

ARTICLE 5      PARTICIPANT ACCOUNTS AND INVESTMENT ELECTIONS..................22

         Section 5.1 .   Participant Accounts and Investment Elections........22
         Section 5.2 .   Allocation of Employer Contributions.................23
         Section 5.3 .   Allocation of Matching Contributions.................26
         Section 5.4 .   Limitations on Allocations...........................26
         Section 5.5 .   Excess Amounts.......................................28
         Section 5.6 .   Definitions..........................................28

ARTICLE 6      DISTRIBUTIONS UPON TERMINATION OF SERVICE......................29

         Section 6.1 .   Distributions Upon Termination of Service............29
         Section 6.2 .   Time and Form of Distribution upon Termination
                         of Service...........................................31
         Section 6.3 .   Applicability of Annuity Rules to Employer Plan......33
         Section 6.4 .   Designation of Beneficiary...........................35
         Section 6.5 .   Distributions to Minor and Disabled Distributees.....36
         Section 6.6 .   Direct Rollover Option...............................36

ARTICLE 7      LOANS AND IN-SERVICE WITHDRAWALS...............................37

         Section 7.1 .   Loans................................................37
         Section 7.2 .   Hardship Withdrawals.................................39
         Section 7.3 .   Other Withdrawals....................................41

ARTICLE 8      SPECIAL PARTICIPATION AND DISTRIBUTION RULES...................42

         Section 8.1 .   Change of Employment Status..........................42

         Section 8.2 .   Reemployment of an Eligible Employee Whose
                         Employment Terminated Prior to
                         Becoming a Participant...............................42
         Section 8.3 .   Reemployment of a Terminated Participant.............42
         Section 8.4 .   Employment by Related Entities.......................43
         Section 8.5 .   Leased Employees.....................................43
         Section 8.6 .   Reemployment of Veterans.............................43

ARTICLE 9      ADMINISTRATION.................................................44

         Section 9.1 .   Administration.......................................44
         Section 9.2 .   Claims Procedure.....................................45
         Section 9.3 .   Notices to Participants, Etc.........................45
         Section 9.4 .   Notices to Employer or Trustee.......................45
         Section 9.5 .   Evidence of Action by Employer  --
                         Information to Be Supplied...........................46
         Section 9.6 .   Records............................................. 46

ARTICLE 10     CONTINUANCE BY A SUCCESSOR.....................................46

ARTICLE 11     MISCELLANEOUS..................................................46

         Section 11.1 .  Paired Plans.........................................46
         Section 11.2 .  Contribution Limit on Owner-Employees................47
         Section 11.3 .  Non-Assignability....................................47
         Section 11.4 .  Employment Non-Contractual...........................48
         Section 11.5 .  Limitation of Rights.................................48
         Section 11.6 .  Merger or Consolidation with Another Plan............48
         Section 11.7 .  Employer to File Reports and Furnish Plan
                         Information..........................................48
         Section 11.8 .  Loss of Qualified Status.............................49
         Section 11.9 .  Gender and Plurals...................................49
         Section 11.10 . Governing Law........................................49
         Section 11.11 . Limitation of Participant Rights.....................49
         Section 11.12 . Allocation of Responsibilities Among Fiduciaries.....49
         Section 11.13 . Payment of Expenses..................................50
         Section 11.14 . Electronic Media.....................................51

ARTICLE 12     TOP-HEAVY PLAN REQUIREMENTS....................................51

         Section 12.1 .  Top-Heavy Status of Employer Plan....................51

ARTICLE 13     AMENDMENT AND TERMINATION......................................54

         Section 13.1 .  In General...........................................54
         Section 13.2 .  Termination of Plan by Employer......................56
         Section 13.3 .  Distribution of Participant Accounts.................57
         Section 13.4 .  Trustee-to-Trustee Transfer..........................57
         Section 13.5 .  Transfer to New Plan by Employer.....................57
          .              Trust Fund to Be Applied Exclusively for
                         Participants and Their Beneficiaries.................58

                AMERICAN BAR ASSOCIATION MEMBERS RETIREMENT PLAN
                ------------------------------------------------

                                    ARTICLE 1
                                    ---------

                                     PURPOSE
                                     -------

               This plan is a master plan sponsored by the American Bar Retirement Association ("ABRA") for adoption by Employers who desire to establish or continue a tax-qualified retirement plan for themselves and their eligible employees. It is intended to be and to remain qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and shall be interpreted and administered in such manner as shall be necessary to maintain such qualification. This plan is an amendment and restatement of the form of the Plan that was the subject of a favorable opinion letter issued by the Internal Revenue Service on December 16, 1996, provided, however, that:

               (i) Section 8.6 of the Plan, to the extent such Section reflects modifications required by the Uniformed Services Employment and Reemployment Rights Act of 1994, shall be effective with respect to individuals reemployed on or after December 12, 1994;

               (ii) Sections 4.2(d), 8.5, 6.1(b), 6.2(b)(3) and 11.2 of the Plan
         and subsections (10) and (28) of Article 2, to the extent such Sections and subsections reflect modifications required or permitted by the Small Business Job Protection Act of 1996, shall be effective for Plan Years beginning after December 31, 1996; and

               (iii) Sections 4.2(f), 5.4, 5.5 and 5.6 of the Plan and paragraph
         (e) of subsection (10) of Article 2, to the extent such Sections and paragraph reflect other modifications required by the Small Business Job Protection Act of 1996, shall be effective for Plan Years beginning after December 31, 1999.

                                    ARTICLE 2
                                    ---------

                                   DEFINITIONS
                                   -----------

               As used herein the following words and phrases shall have the following respective meanings when capitalized:

               (1)    Accounts. The individual accounts of a Participant under
                      --------
the Employer Plan, namely the Employer Account, the 401(k) Employer Account, the 401(k) Salary Deferral Account, the Matching Contribution Account, the Post-Tax Employee Contribution Account and the Rollover Account, as applicable.

               (2)    American Bar Association Members Defined Benefit Pension
                      --------------------------------------------------------
Plan. A master plan sponsored by ABRA, designed to meet the requirements of the
----
Code and ERISA that apply to defined benefit plans that are qualified under section 401(a) of the Code.

               (3)    Annuity Starting Date. The first day of the first period
                      ---------------------
for which a benefit under the Plan is payable as an annuity or, in the case of a benefit under the Plan not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to distribution of his or her Vested Portion.

               (4)    Beneficiary. The person or persons entitled under Section
                      -----------
6.4 to receive benefits under the Plan in the event of the death of a Participant.

               (5)    Break in Service Year. An Employment Year during which the
                      ---------------------
Employee has not completed at least 501 Hours of Service. For purposes of determining whether an Employee has incurred a Break in Service Year, the Employee shall be credited with Hours of Service for any period during which the Employee (i) is in Military Service, provided that the Employee returns to the employ of an Employer within the period prescribed by laws relating to the reemployment rights of persons in Military Service, (ii) is on an uncompensated leave of absence duly granted by his or her Employer or (iii) is absent from work for any period because of (A) the Employee's pregnancy, (B) birth of the Employee's child, (C) placement of a child with the Employee in connection with the Employee's adoption of such child or (D) caring for any such child for a period beginning immediately following such birth or placement. The number of hours to be so credited shall be determined under uniform rules applied by the Employer in accordance with regulations, except that for purposes of clause
(iii) above, the Employee shall be credited with the number of Hours of Service for which the Employee would receive credit but for such absence (or, if not known, 8 hours for each business day of such absence), (I) in the case of an Employee who would have incurred a Break in Service Year during the Employment Year in which such period of absence commenced but for the application of clause
(iii) above, only for the Employment Year in which such period of absence commenced, or (II) in the case of any other Employee, only for the Employment Year immediately following the Employment Year in which such period of absence commenced. Notwithstanding the foregoing, no Hours of Service shall be credited under clause (iii) above unless the Employee timely furnishes to the Employer such information as it may reasonably require to establish to the satisfaction of the Employer the reason for such absence and its duration.

               (6)    Business Day. Any day on which the New York Stock Exchange
                      ------------
is open for trading and on which State Street's principal office is open for business. Any notice to the Trustee received after 3:00 p.m. (Eastern time) shall be deemed received on the next Business Day.

               (7)    Cash Refund Annuity. An annuity payable during the
                      -------------------
lifetime of a Participant, with a single-sum payment at his or her death to his or her Beneficiary equal to the excess, if any, of the amount applied to provide the annuity over the sum of the annuity payments made during the Participant's lifetime.

               (8)    Code. The Internal Revenue Code of 1986, as amended.
                      ----

               (9)    Collective Trust. The American Bar Association
                      ----------------
Members/State Street Collective Trust, a group trust established by State Street under a declaration of trust dated as of August 8, 1991, as amended and in effect from time to time.

               (10)    Compensation. (a) In the case of an Employee, one of the
                       ------------
following definitions (as elected by the Employer in the Adoption
Agreement):

                      (1)    Information Required to be Reported under Code
                             ----------------------------------------------
               Sections 6041, 6051 and 6052 ("wages, tips and other
               ----------------------------
               compensation" box on Form W-2). Wages
               as defined in section 3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) during the Plan Year which is required to reported pursuant to sections 6041(d), 6051(a)(3) and 6052 of the Code. Such wages shall be determined without regard to any provision of section 3401(a) of the Code that limits the amount of remuneration included in wages based on the nature or location of employment or the services performed (such as the exception for agricultural labor contained in section 3401(a)(2) of the Code) paid or made available to a Participant during the Plan Year.

                      (2)    Code Section 3401(a) Wages. Wages as defined in
                             --------------------------
               section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any provision thereof that limits the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor contained in section 3401(a)(2) of the Code) paid or made available to a Participant during the Plan Year.

                      (3)    415 Safe-Harbor Compensation. Wages, salaries and
                             ----------------------------
               fees for professional services and other amounts received (without regard to whether paid in cash) or made available during the Plan Year for personal services actually rendered in the course of employment with the Employer to the extent that such amounts are includible in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a "nonaccountable plan" as described in Income Tax Regulations
               Section 1.62-2(c)), and excluding:

                             (A) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a "simplified employee pension plan" under section 408(k) of the Code to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                             (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                             (C) Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option; and

                             (D) Other amounts that received special tax benefits, or contributions made by the Employer (whether under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether the contributions are excludable from the gross income of the Employee).

               (b) In the case of a Self-Employed Individual, the amount of such individual's Earned Income from the Employer.

               (c) Compensation shall include only compensation that is actually paid or made available to the Participant during the Plan Year, which shall be the determination period under section 414(s) for the purpose of calculating each Participant's Compensation.

               (d) A Participant's Compensation for the Plan Year during which he or she first becomes a Participant shall include only amounts earned since the Entry Date as of which he or she became a Participant.

               (e) Notwithstanding the definition selected by the Employer as described in paragraph (a) above, Compensation shall include any amount that would have been paid or made available but for a salary reduction agreement pursuant to section 125, 132(f), 401(k), 402(e)(3), 402(h)(1)(B), 403(b),
408(p)(2)(A)(i), 408(k)(6) and 457 of the Code. If so elected by the Employer in the Adoption Agreement, solely for purposes of calculating or allocating contributions and forfeitures, Compensation shall not include the following (even if includible in gross income): (i) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits or (ii) bonuses, overtime pay or other forms of compensation specified by the Employer in the agreement; provided that the Minimum Contribution shall be calculated by reference to items described in clause (ii) above regardless of the Employer's election.

               (f) The annual Compensation of an Employee taken into account under the Plan shall not exceed $170,000, as adjusted for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. If Compensation for any prior Plan Year is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for that prior Plan Year is subject to applicable annual limit in effect for such Prior Plan Year.

               (11)   Defined Contribution Pension Plan. An Employer Plan under
                      ---------------------------------
which contributions are made pursuant to Section 4.1(b).

               (12)   Disability. A Participant's inability to perform the usual
                      ----------
duties of his or her employment with the Employer by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Plan Administrator in its sole discretion. The duration and degree of such impairment shall be supported by either (a) a written determination by the Social Security Administration or (b) other suitable medical evidence acceptable to the Plan Administrator.

               (13)   Earned Income. Net earnings from self-employment (as
                      -------------
defined in section 1402(a) of the Code) in the trade or business with respect to which the Employer Plan is established for which personal services of a Self-Employed Individual are a material income-producing factor. With the exception of any amount contributed by the Employer under a salary reduction agreement and which is not includible in gross income under section 125,

132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, Earned Income shall be determined without regard to any items not includible in gross income for federal income tax purposes or to the deductions related to such items and shall be reduced by any amount which constitutes an Employer contribution to any qualified plan to the extent deductible under section 404 of the Code. Net earnings from self-employment shall be determined after taking into account the deduction allowed to the Employer by section 164(f) of the Code.

               (14)   Effective Date. The effective date of the Employer Plan as
                      --------------
set forth in the Adoption Agreement.

               (15)    Elective Contributions. Employer contributions to an
                       ----------------------
Employer Plan pursuant to a Participant's election under a cash or deferred arrangement (whether or not such arrangement is a qualified cash or deferred arrangement). No amount that has become currently available to an Employee or that is designated or treated at the time of deferral or contribution as a Post-Tax Employee Contribution shall be treated as an Elective Contribution.

               (16)   Elective Deferrals. For a taxable year of the Participant,
                      ------------------
the sum of: (a) any Elective Contribution under a qualified cash or deferred arrangement to the extent such contribution is not includible in gross income for the taxable year pursuant to section 402(e)(3) of the Code; (b) any employer contribution to a simplified employee pension (as defined in section 408(k) of the Code) to the extent such contribution is not includible in gross income for the taxable year pursuant to section 402(h)(1)(B) of the Code; (c) any employer contribution to an annuity contract pursuant to section 403(b) of the Code under a salary reduction agreement (within the meaning of section 3121(a)(5)(D) of the Code) to the extent such contribution is not includible in gross income for the taxable year pursuant to section 403(b) of the Code; (d) any employee contribution designated as deductible under a trust described in section 501(c)(18) of the Code to the extent that such contribution is deductible for the taxable year pursuant to section 501(c)(18) of the Code. Notwithstanding the foregoing, Elective Deferrals shall not include any amounts properly distributed as an excess amount pursuant to Section 5.5.

               (17)   Eligible Employee. An Employee other than an individual
                      -----------------
who is (a) a member of a unit the terms of whose employment are subject to a collective bargaining agreement (if retirement benefits were the subject of good faith bargaining and if no more than two percent of the employees subject to such agreement are professionals as defined in section 1.410(b)-9 of the Income Tax Regulations) unless such agreement provides for such employee to be eligible to participate in the Employer Plan or (b) a nonresident alien within the meaning of section 7701(b)(1)(B) of the Code who receives no earned income within the meaning of section 911(d)(2) of the Code from his or her Employer which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code, regardless of whether such individual is at any time determined to be an Employee. The Employer may specify in a nonstandardized Adoption Agreement that (i) individuals who perform services for the Employer pursuant to an agreement (written or oral) that specifies such services are performed by the individual as an independent contractor, or identifies the individual as an employee of an unaffiliated organization or otherwise contains an irrevocable waiver of Plan participation made upon adoption of the Plan (or when the Employee is first becomes an Eligible Employee, if later), (ii) attorneys who are not partners or shareholders of the Employer, (i) employees of Related Employers, (iv) leased employees (as defined in section 414(n)(2) of the Code) or (v) certain other specified categories of employees shall not be Eligible Employees.

               (18)   Employee. An individual whose relationship with an
                      --------
Employer is, under common law, that of an employee, a Self-Employed Individual or an individual who is deemed to be an employee as a result of the application of Section 8.5.

               (19)   Employer. Any (a) sole practitioner, partnership,
                      --------
corporation, limited liability company or association engaged in the practice of law that employs or includes at least one individual who is a member or associate of the American Bar Association or any organization of lawyers represented in the House of Delegates of the American Bar Association, (b) organization of lawyers represented in the House of Delegates of the American Bar Association or (c) any organization that does not engage in the practice of law but is closely associated with the legal profession, that receives the approval of ABRA, and that has as an owner or a member of its governing board a member or associate of the American Bar Association or any organization of lawyers represented in the House of Delegates of the American Bar Association or the American Bar Association that properly delivers an executed Adoption Agreement to the Trustee. The term "Employer" shall also include any successor to an organization that has adopted the Plan if such successor has agreed, or is required by operation of law, to continue the Employer Plan and Trust.

               For purposes of the Plan, (a) a sole practitioner shall be deemed to be his or her own Employer, and a partnership shall be deemed to be the Employer of each Self-Employed Individual, (b) a partnership or limited liability company that has elected to be classified as an association for federal income tax purposes shall be treated as a corporation and its partners or members, as the case may be, shall be treated as employees and (c) a limited liability company that has elected to be classified as a partnership for federal income tax purposes shall be treated as such and its members shall be treated as Self-Employed Individuals.

               (20)   Employer Account. The account to which any Employer
                      ----------------
contributions made on behalf of a Participant (other than Qualified Nonelective Contributions or Safe Harbor Nonelective Employer Contributions), and any earnings or losses thereon, are credited.

               (21)   Employer Plan. The Plan as adopted and maintained by an
                      -------------
Employer, with the provisions specified in the Employer's Adoption Agreement.

               (22)   Employment Year. The 12-consecutive month period beginning
                      ---------------
on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and any anniversary of that day (or, if elected by the Employer in the Adoption Agreement, after such initial Employment Year, the Plan Year beginning with or within the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment and each Plan Year thereafter).

               (23)   Entry Date. The Effective Date and each other date
                      ----------
specified by the Employer in the Adoption Agreement.

               (24)   ERISA. The Employee Retirement Income Security Act of
1974, as amended.     -----

               (25)   Fiduciary. The Board of Directors of ABRA, the Plan
                      ---------
Administrator, the Trustee and each Investment Manager.

               (26)   401(k) Employer Account. The account to which any
                      -----------------------
Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective Employer Contributions or Safe Harbor Matching Contributions made on behalf of a Participant, and any earnings or losses thereon, are credited.

               (27)   401(k) Salary Deferral Account. The account to which a
                      ------------------------------
Participant's Elective Contributions, and any earning or losses thereon, are credited.

               (28)   Highly Compensated Employee. For a Plan Year, any Employee
                      ---------------------------
who (A) is a 5%-owner (as determined under section 416(i) of the Code) at any time during the current Plan Year or the prior Plan Year or (B) was paid compensation in excess of $80,000 (as adjusted for increases in the cost of living in accordance with section 414(q)(1)(B)(ii) of the Code) from an Employer for the prior Plan Year. Notwithstanding the foregoing, if elected by the Employer, in the Adoption Agreement, a Highly Compensated Employee is any Employee described in clause (A) or who was paid compensation in excess of the limitation described in clause (B) for the calendar year beginning with or within the prior Plan Year and, if also elected by the Employer in the Adoption Agreement, was in the top 20% of employees for the prior Plan Year (or the calendar year beginning with or within the prior Plan Year, if the other election in this subsection (28) is also made by the Employer) based on Compensation.

               For any Plan Year, a former Employee is a Highly Compensated Employee if he or she was a Highly Compensated Employee (determined based on the elections made by an Employer in the Adoption Agreement applicable for determining whether an Employee is a Highly Compensated Employee as in effect for such Plan Year) during the Plan Year in which he or she terminated employment with an Employer or during any Plan Year ending on or after such Employee's 55th birthday.

               (29)   Hours of Service. Each hour for which an Employee is
                      ----------------
directly or indirectly compensated by, or entitled to receive compensation from, the Employer. For purposes of determining the number of hours of employment to be credited to an Employee, compensation shall mean the total earnings paid, directly or indirectly, to the Employee by the Employer, including each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

               The computation of hours of employment and the periods to which hours of employment are credited shall be determined under uniform rules adopted by the Employer in accordance with Department of Labor regulations ss.2530.200b-2(b), (c) and (f). The Hours of Service to be credited to an Employee shall be calculated pursuant to the method elected by the Employer in the Adoption Agreement.

               In no event shall more than 501 Hours of Service be credited to an Employee for any single continuous period during which duties are not performed by the Employee.

               (30)   Investment Manager. An individual or entity who is
                      ------------------
described as such in Section 3(38) of ERISA and who serves as such with respect to all or any portion of the Trust assets.

               (31)   Investment Options. The investment options established and
                      ------------------
maintained under the Trust.

               (32)   Joint and Survivor Annuity. An annuity payable for the
                      --------------------------
life of a Participant with a survivor annuity payable for the life of the Participant's Beneficiary equal to 50% or 100% (as elected by the Participant) of the amount of the annuity payable during the life of the Participant.

               (33)   Joint and Survivor Annuity-Period Certain. An annuity
                      -----------------------------------------
payable for the life of a Participant with a survivor annuity payable to the Participant's Beneficiary equal to 50% or 100% (as elected by the Participant) of the amount of the annuity payable during the life of the Participant, which shall continue for the remaining lifetime of the survivor or until the end of a period specified by the Participant, whichever is later. If the survivor dies before the end of the specified period, any additional payments shall be paid to the next succeeding Beneficiary for the remainder of the specified period. The specified period may be 5, 10, 15 or 20 years.

               (34)   Life Annuity. An annuity payable for the life of a
Participant.          ------------

               (35)   Life Annuity-Period Certain. An annuity payable for the
                      ---------------------------
life of a Participant or until the end of a period specified by the Participant, whichever is later. After the Participant's death, any payments shall be paid to his or her Beneficiary. The specified period may be 5, 10, 15 or 20 years.

               (36)   Matching Contribution Account. The account to which any
                      -----------------------------
Matching Contributions made on behalf of a Participant (other than Qualified Matching Contributions or Safe Harbor Matching Contributions), and any earnings or losses thereon, are credited.

               (37)   Matching Contributions. Contributions to an Employer Plan
                      ----------------------
made pursuant to Section 4.2(c).

               (38)   Military Service. The performance of duty by an individual
                      ----------------
on a voluntary or involuntary basis in a uniformed service (within the meaning of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended).

               (39)   Minimum Contribution. The Employer contribution determined
                      --------------------
in accordance with Section 12.1.

               (40)   Normal Retirement Age. A Participant's 65th birthday or
                      ---------------------
such earlier age as may be specified by the Employer in the Adoption Agreement.

               (41)   Notice. Any written notice or election to the Trustee made
                      ------
in accordance with the rules and procedures established by the Trustee.

               (42)   Owner-Employee. Any person who owns more than 10% of the
                      --------------
capital or profits interest in an Employer that is not classified for federal income tax purposes as a corporation.

               (43)   Participant. An Eligible Employee who has satisfied the
                      -----------
participation requirements set forth in Article 3. An individual shall cease to be a Participant at such time such individual ceases to have any Accounts under the Plan.

               (44)   Adoption Agreement. The agreement (in the form provided by
                      ------------------
ABRA for such purpose) under which the Employer has adopted this Plan and has become an Employer under the Trust. The provisions of the Adoption Agreement are incorporated by reference as a part of the Employer Plan.

               (45)   Period of Severance. Any period during which an Employee
                      -------------------
is not employed by the Employer or deemed to be employed by the Employer pursuant to subsection (65) of this Article 2.

               (46)   Plan. The American Bar Association Members Retirement Plan
                      ----
as herein set forth, as from time to time amended.

               (47)   Plan Administrator. With respect to each Employer Plan,
the Employer.         ------------------

               (48)   Plan Year. The Employer's fiscal year for all Employer
                      ---------
Plans other than SIMPLE Plans, or the calendar year for any SIMPLE Plan.

               (49)   Post-Tax Employee Contribution Account. The account to
                      --------------------------------------
which a Participant's Post-Tax Employee Contributions, and any earnings or losses thereon, are credited.

               (50)   Post-Tax Employee Contributions. Employee after-tax
                      -------------------------------
contributions made pursuant to Section 4.3.

               (51)   Profit Sharing Plan. An Employer Plan under which
                      -------------------
contributions are made pursuant to Section 4.1(a).

               (52)   Qualified Defined Contribution Plan. A defined
                      -----------------------------------
contribution plan that is a Qualified Plan.

               (53)   Qualified Joint and Survivor Annuity. An annuity payable
                      ------------------------------------
for the life of the Participant with a survivor annuity payable for the life of the Participant's spouse that is equal to 100% (or 50% if so elected by the Participant) of the amount of the annuity payable during the life of the Participant.

               (54)   Qualified Matching Contribution. A Matching Contribution
                      -------------------------------
to a Qualified Defined Contribution Plan of the Employer made by the Employer on behalf of a Participant in accordance with applicable regulations that (i) the Employee cannot elect to receive in cash from the Employer, (ii) is 100% vested when made and (iii) is only distributable under the terms of such Qualified Defined Contribution Plan to Employees or their beneficiaries upon such Participant's termination of Service, attainment of Normal Retirement Age, death, Disability.

               (55)   Qualified Nonelective Contributions. An Employer
                      -----------------------------------
contribution to a Qualified Defined Contribution Plan of the Employer (other than Matching Contributions or Qualified Matching Contributions) made by the Employer in accordance with section 401(m)(4)(c) of the Code on behalf of an Employee which (i) the Employee cannot elect to receive in cash from the Employer, (ii) is 100% vested when made, and (iii) is only distributable upon such Participant's termination of Service, attainment of Normal Retirement Age, death, Disability.

               (56)   Qualified Plan. A retirement plan that is qualified under
                      --------------
section 401(a) of the Code.

               (57)   Related Employer. (a) Any corporation which is a member of
                      ----------------
the same controlled group of corporations (as defined in section 414(b) of the Code) as the Employer; (b) any trade or business under common control (as defined in section 414(c) of the Code) with the Employer; (c) any organization which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer, a corporation described in clause (a) or a trade or business described in clause (b); and (d) any other entity required to be aggregated with the Employer under section 414(o) of the Code.

               (58)   Rollover Account. The account to which any eligible
                      ----------------
rollover contributions contributed to this Plan by the Participant pursuant to
Section 4.4, and any earnings and losses thereon, are credited.

               (59)   Rollover Contributions. Employee rollover contributions
                      ----------------------
made pursuant to Section 4.4.

               (60)   Safe Harbor Contribution. A Safe Harbor Matching
                      ------------------------
Contribution or Safe Harbor Nonelective Employer Contribution.

               (61)   Safe Harbor Matching Contribution. A Matching Contribution
                      ---------------------------------
to a Profit Sharing Plan of the Employer that satisfies Section 4.2(f) of the Plan and that (i) the Employee cannot elect to receive in cash from the Employer, (ii) is 100% vested when made and (iii) is only distributable under the terms of such Profit Sharing Plan to Employees or their beneficiaries upon such Participant's termination of Service, attainment of Normal Retirement Age, death, Disability.

               (62)   Safe Harbor Nonelective Employer Contribution. An Employer
                      ---------------------------------------------
nonelective contribution to a Profit Sharing Plan of the Employer that satisfies
Section 4.2(f) of the Plan and that (i) the Employee cannot elect to receive in cash from the Employer, (ii) is 100% vested when made and (iii) is only distributable under the terms of such Profit Sharing Plan to Employees or their beneficiaries upon such Participant's termination of Service, attainment of Normal Retirement Age, death, Disability.

               (63)   Safe Harbor Plan. A Profit Sharing Plan adopted pursuant
                      ----------------
to an Adoption Agreement permitting Safe Harbor Contributions that is maintained by the Employer in accordance with Section 4.2(f) of the Plan.

               (64)   Self-Employed Individual. In any Plan Year, any individual
                      ------------------------
who has Earned Income for such Plan Year or who would have had Earned Income if the Employer had net profits for such Plan Year.

               (65)   Service. The aggregate of the periods during which an
                      -------
Employee is employed by, or is the sole practitioner or partner of, the Employer or a Related Employer.

Service shall be computed in terms of completed years and calendar months, with any fraction of a calendar month treated as one month. Notwithstanding the preceding sentence, Service completed prior to five (5) consecutive Periods of Severance shall be disregarded with respect to an Employee who has no Vested Portion.

         For purposes of this subdivision (65), an Employee shall be deemed to be employed by the Employer during (i) any period of absence from employment by an Employer which is of less than twelve months duration, (ii) the first twelve months of any period of absence from employment for any reason other than the Employee's quitting, retiring or being discharged, (iii) any period of absence from employment during which the Employee suffers from a Disability and (iv) any period of absence during which the Employee is in Military Service, provided that the Employee returns to the employ of the Employer within the period prescribed by laws relating to the reemployment rights of persons in military service. In addition, service for any predecessor employer shall be included in a Participant's Service if the Employer maintains the plan of such predecessor employer or if the Employer so elects in the Adoption Agreement.

               (66)   Shareholder-Employee. Any individual who is an employee or
                      --------------------
officer of an Employer that is an "S corporation" within the meaning of section 1361(a)(1) of the Code and who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code) on any day of the Employer's fiscal year more than 5% of the Employer's outstanding stock.

               (67)   SIMPLE Plan. A Profit Sharing Plan adopted pursuant to the
                      -----------
SIMPLE 401(k) Plan Adoption Agreement that is maintained by the Employer in accordance with the provisions of sections 401(k)(11) and 401(m)(10) of the Code.

               (68)   State Street. State Street Bank and Trust Company, a trust
                      ------------
company organized and existing under the laws of The Commonwealth of Massachusetts.

               (69)   Target Benefit Plan. An Employer Plan under which Employer
                      -------------------
contributions are made pursuant to Section 4.1(c).

               (70)   Trust. The American Bar Association Members Retirement
                      -----
Trust, as amended from time to time.

               (71) Trustee. The trustee of the Trust and any successor trustee or trustees. -------

               (72)   Valuation Date. Each Business Day.
                      --------------

               (73)   Vested Portion. That percentage of a Participant's
                      --------------
Employer Account and Matching Contribution Account in which the Participant's rights are fully vested as determined by reference to the vesting schedule specified in the Adoption Agreement and referenced in Article 6. The term "Unvested Portion" means the balance, if any, of such Accounts. With respect to a Participant's other Accounts, the term "Vested Portion" means 100% of such Accounts.

               (74)   Year of Eligibility Service. An Employment Year in which
                      ---------------------------
an Employee is credited with 1,000 or more Hours of Service, regardless of whether his or her Service continues throughout such period.

                                   ARTICLE 3
                                   ---------

        ESTABLISHMENT OF THE EMPLOYER PLAN AND PARTICIPATION BY ELIGIBLE
        -----------------------------------------------------------------
                                    EMPLOYEES
                                    ---------

               Section 3.1.  Establishment of the Plan by the Employer. (a)
               -----------   -----------------------------------------
Promulgation of Plan. Each Employer, by executing an Adoption Agreement and delivering it to the Trustee, thereby adopts the Plan to provide retirement benefits for its Employees who are eligible to participate in the applicable Employer Plan and agrees that fees described in the prospectus forming part of the Registration Statement filed with the Securities and Exchange Commission covering units of participation in the Collective Trust shall be paid by such Employer Plan.

               (b)    Implementation of Plan. ABRA has entered into a trust
                      ----------------------
agreement with the Trustee establishing the Trust to implement the Employer Plans. The Trust shall be the sole funding vehicle for each Employer Plan. Each Employer shall become a party to the Trust by executing an Adoption Agreement.

               (c)    Substitution of Plan for Preexisting Plan. The Plan may be
                      -----------------------------------------
adopted by an Employer in substitution for any preexisting master, prototype or individually designed Qualified Plan, if the Plan as so adopted provides a benefit to each Participant immediately after adoption (if the Employer Plan then terminated) which is at least equal to the benefit the Participant would have been entitled to receive under the preexisting plan (if it had then terminated). In the case of any such substitution, the funds held for the preexisting plan shall be transferred to the Trustee as soon as practicable and credited to the appropriate Accounts of the Participants and invested in accordance with Article 6 as though such funds were contributions under this Plan.

               (d)    Paired Plans. The standardized forms of (i) the Defined
                      ------------
Contribution Pension Plan, (ii) the Profit Sharing Plan, (iii) the Target Benefit Plan and (iv) the American Bar Association Members Defined Benefit Pension Plan shall be treated as paired plans with respect to an Employer to the extent that the Employer adopts any combination of such plans. Any Employer that adopts such paired plans shall be subject to the requirements of Section 11.1.

               (e)    Owner-Employee Who Controls Business. Owner-Employees may
                      ------------------------------------
be subject to certain rules regarding the establishment of the Plan and other Qualified Plans under Section 11.2.

               Section 3.2.  Participation By Eligible Employees In General.
               -----------   ---------------------------------------------
Each Eligible Employee who on the Effective Date has attained the age (not older than 21) and has completed the number of months of Service (which shall not exceed 24, or 12 in the case of a 401(k) arrangement) or Years of Eligibility Service (which shall not exceed 2, or 1 in the case of a 401(k) arrangement contained in Article 4) elected by the Employer in the Adoption Agreement (the "participation requirements") shall become a Participant as of the Effective Date. Any other Eligible Employee shall become a Participant as of the first Entry Date following his or her satisfaction of the participation requirements. If a Rollover Contribution is made by an Eligible Employee pursuant to section
4.4 prior to satisfaction of the participation requirements, such Eligible Employee shall be deemed to be a Participant solely with respect to such Rollover Contributions.

                                    ARTICLE 4
                                    ---------

                                  CONTRIBUTIONS
                                  -------------

               Section 4.1.  Employer Contributions. Subject to the limitations
               -----------   ----------------------
set forth in Section 4.5 and Article 5, an Employer shall contribute for each Plan Year such amount as determined on the basis of subsection (a), (b) or (c) below, depending on the form of Adoption Agreement executed by the Employer.

               (a)    Profit-Sharing Plan. For each Plan Year, the Employer, in
                      -------------------
its discretion, shall determine the amount to be contributed, except that Employer contributions to a Safe Harbor Plan or a SIMPLE Plan shall be made as specified in the Adoption Agreement.

               (b)    Defined Contribution Pension Plan. For each Plan Year the
                      ---------------------------------
Employer shall contribute on behalf of each eligible Participant the percentage of such Participant's Compensation as specified in the Adoption Agreement.

               (c)    Target Benefit Plan. For each Plan Year the Employer shall
                      -------------------
contribute on behalf of each Participant the amount determined in accordance with the Adoption Agreement.

               (d) The Employer shall deliver the contributions required pursuant to this Section 4.1 for any Plan Year to the Trustee prior to the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer which ends with such Plan Year.

               Section 4.2.  401(k) Arrangement. (a) In General. An Employer may
               -----------   ------------------      ----------
establish a cash or deferred arrangement under section 401(k) of the Code by executing an appropriate Adoption Agreement.

               (b)    Contributions to a 401(k) Salary Deferral Account. Subject
                      -------------------------------------------------
to the limitations contained in this Section and in Article 5, each Participant may enter (or, if elected by the Employer in the Adoption Agreement, shall be deemed to enter) into a salary reduction agreement with his or her Employer to make Elective Contributions to his or her 401(k) Salary Deferral Account. Contributions under this Section shall be made by payroll reductions or nonperiodic transfers in accordance with rules and procedures established by the Employer. Elections to make Elective Contributions to a Participant's 401(k) Salary Deferral Account may not be made retroactively, and shall remain in effect until modified or terminated. A Participant may elect to commence, modify or terminate his or her election to make Elective Contributions at any time in accordance with the Employer's administrative procedures, but not less frequently than once during each Plan Year.

               (c)    Matching Contributions. Subject to the limitations
                      ----------------------
contained in this Section and Article 5, an Employer that elects to establish a cash or deferred arrangement under Section 4.2(a) may also elect to contribute Matching Contributions to the Plan in the amount determined pursuant to the Adoption Agreement. Matching Contributions may, at the election of the Employer in an Adoption Agreement, be allocated on behalf of all Participants or only Participants who are not Highly Compensated Employees (or, in a nonstandardized Adoption Agreement, only Participants who are credited with 1,000 Hours of Service, only Participants who are employed by the Employer on the last day of the Plan Year or only certain other categories of Participants). Matching Contributions shall be made no later than the end of the 12-month period immediately following the Plan Year to which such contributions relate. Notwithstanding any Plan provision to the contrary, any Matching Contributions made for any Plan Year to a Safe Harbor Plan or a SIMPLE Plan shall be made in accordance with the provisions in the applicable Adoption Agreement.

               (d)    Limits on Contributions for Highly Compensated Employees.
                      --------------------------------------------------------
(1) Actual Deferral Percentage Test Imposed by Section 401(k)(3) of the Code.
    ------------------------------------------------------------------------
Notwithstanding the provisions of this Section, if the Elective Contributions made pursuant to this Section to an Employer Plan other than a Safe Harbor Plan or a SIMPLE Plan for a Plan Year fail to satisfy one of the tests set forth in paragraphs (A) and (B) of this subsection, the adjustments prescribed in paragraph (A) of subsection (5) of this Section shall be made.

                      (A) The HCE average deferral percentage does not exceed the NHCE average deferral percentage multiplied by 1.25.

                      (B) The HCE average deferral percentage (i) does not exceed the NHCE average deferral percentage by more than 2 percentage points and (ii) does not exceed two times the NHCE average deferral percentage.

               (2)    Actual Contribution Percentage Test Imposed by Section
                      ------------------------------------------------------
401(m) of the Code. Notwithstanding the provisions of this Section, if the
------------------
Post-Tax Employee Contributions made pursuant to Section 4.3 for a Plan Year and the Matching Contributions made pursuant to this Section fail to satisfy both of the tests set forth in paragraphs (A) and (B) of this subsection, the adjustments prescribed in paragraph (B) of subsection (5) of this Section shall be made.

                      (A) The HCE average contribution percentage does not exceed the NHCE average contribution percentage multiplied by 1.25.

                      (B) The HCE average contribution percentage (i) does not exceed the NHCE average contribution percentage by more than 2 percentage points and (ii) does not exceed two times the NHCE average contribution percentage.

               (3)    Aggregate Limit on Contributions. Notwithstanding anything
                      --------------------------------
herein to the contrary, if the sum of the HCE average deferral percentage (as determined under paragraph (A) of subsection (5) of this Section after making the adjustments required by such paragraph for the Plan Year) and the HCE average contribution percentage (as determined under paragraph (B) of subsection
(5) of this Section after making the adjustments required by such paragraph for the Plan Year) exceeds, or in the judgment of the Employer is likely to exceed, the aggregate limit for such Plan Year, the adjustments prescribed in paragraph
(B)(iii) of subsection (5) of this Section shall be made.

               (4)    Definitions and Special Rules. For purposes of this
                      -----------------------------
Section, the following definitions and special rules shall apply:

                      (A) The "actual deferral percentage test" means the tests set forth in paragraphs (A) and (B) of subsection (1) of this Section relating to Elective Contributions.

                      (B) The "HCE average deferral percentage" for a Plan Year is the percentage determined for the group of Eligible Employees who are eligible to make Elective Contributions for such Plan Year and who are Highly Compensated Employees for such Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of 1 percent, of the Elective Contributions for the benefit of such Eligible Employee for the current Plan Year (if any) to the total compensation for the current Plan Year paid to such Eligible Employee.

                      (C) The "NHCE average deferral percentage" for a Plan Year is the percentage determined for the group of Eligible Employees who are eligible to make Elective Contributions for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) and who were not Highly Compensated Employees for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement). Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of 1 percent, of the Elective Contributions for the benefit of such Eligible Employee for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) (if any) to the total compensation for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) paid to such Eligible Employee.

                      (D) The "actual contribution percentage test" means the tests set forth in paragraphs (A) and (B) of subsection (2) of this Section relating to Post-Tax Employee Contributions and Matching Contributions.

                      (E) The "HCE average contribution percentage" for a Plan Year is the percentage determined for the group of Eligible Employees who are eligible to make Post-Tax Employee Contributions for such Plan Year or share in an allocation of Matching Contributions for such Plan Year (or both) and who are Highly Compensated Employees for such Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Employee to the nearest one-hundredth of 1 percent, of the sum of the Post-Tax Employee Contributions made by such Eligible Employee for the current Plan Year, the Matching Contributions made for the benefit of such Eligible Employee for the current Plan Year and, in the Employer's sole discretion, to the extent permitted by Income Tax Regulations, some or all of the Elective Contributions made during the current Plan Year for the benefit of such Eligible Employee (if any) to the total compensation for the current Plan Year paid to such Eligible Employee.

                      (F) The "NHCE average contribution percentage" for a Plan Year is the percentage determined for the group of Eligible Employees who are eligible to make Post-Tax Employee Contributions for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) or share in an allocation of Matching Contributions for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) (or both) and who were not Highly Compensated Employees for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement). Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of 1 percent, of the sum of the Post-Tax Employee Contributions made by such Eligible Employee for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement), the Matching Contributions made for the benefit of such Eligible Employee for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) and, in the Employer's sole discretion, to the extent permitted by Income Tax Regulations, some or all of the Post-Tax Employee Contributions made during the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) for the benefit of such Eligible Employee (if any) to the total compensation for the immediately preceding Plan Year (or the current Plan Year if so elected by the Employer in the Adoption Agreement) paid to such Eligible Employee.

                      (G)    The "aggregate limit" shall equal the greater of
               (A) the sum of (i) 1.25 times the greater of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) the lesser of (a) the sum of 2 percentage points and the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage and (b) 200% of the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage; or (B) the sum of (i) 1.25 times the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) 2 percentage points plus the greater of (a) the NHCE average deferral percentage or (b) the NHCE average contribution percentage, but not greater than 200% of the greater of (a) and (b) above.

                      (H) The term "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the discretion of the Employer, any other meaning in accordance with the Code for these purposes.

                      (I) If the Plan and one or more other plans of the Employer to which elective deferrals or qualified nonelective contributions (as such term is defined in section 401(m)(4)(C) of the Code) are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section.

                      (J) For the first Plan Year in which the Employer permits any Participant to make Elective Contributions, Post-Tax Employee Contributions, or receive Matching Contributions under an Employer Plan which is not a successor plan, for purposes of the actual deferral percentage test or the actual contribution percentage test (or both) the prior Plan Year's NHCE average deferral percentage and NHCE average contribution percentage shall be three (3) percent, unless the Employer elects in the Adoption Agreement to use the current Plan Year's percentages.

               (5)    Adjustments to Comply with Limits. This subsection sets
                      ---------------------------------
forth the adjustments and correction methods which shall be used to comply with the actual deferral percentage test under section 401(k)(3) of the Code, and the actual contribution percentage test under section 401(m) of the Code.

                      (A)    Adjustments to Comply with Actual Deferral
                             -----------------------------------------
               Percentage Test. (i) Adjustment to Before-Tax Contributions of
               ---------------       ----------------------------------------
               Highly Compensated Employees. If it appears to the Employer that
               ----------------------------
               the actual deferral percentage test will not be satisfied, the Employer shall take such steps as it deems necessary or appropriate to adjust the Elective Contributions for all or a portion of such Plan Year on behalf of each Participant who is a Highly Compensated Employee to the extent necessary in order for the actual deferral percentage test to be satisfied. If, as of the end of the Plan Year, the Employer determines that, notwithstanding any adjustments made pursuant to the preceding sentence, the actual deferral percentage test was not satisfied, the Employer shall calculate a total amount by which Elective Contributions must be reduced in order to satisfy such test, in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount to be reduced with respect to each Participant who is a Highly Compensated Employee shall be determined by first reducing the Elective Contributions of each Participant whose actual dollar amount of Elective Contributions for such Plan Year is highest until such reduced dollar amount equals the next highest actual dollar amount of Elective Contributions made for such Plan Year on behalf of any Highly Compensated Employee, or until the total reduction equals the excess contributions amount. If further reductions are necessary, then the Elective Contributions on behalf of each Participant who is a Highly Compensated Employee and whose actual dollar amount of Elective Contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount.

                      (ii)   Corrective Distributions and Forfeitures. No later
                             ----------------------------------------
               than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Employer shall, in its discretion cause to be distributed to each affected Participant (I) the amount of Elective Contributions to be returned to such Participant pursuant to subparagraph (A) above, plus any income and minus any loss allocable thereto, and
               (II) any corresponding Matching Contributions in which the Participant would be vested if the Participant terminated employment as of the last day of such Plan Year (or upon the date of the Participant's actual termination of employment, if earlier), plus any income and minus any loss allocable thereto, and any corresponding Matching Contributions in which the Participant would not have been vested shall be forfeited. The amount of any income or loss allocable to any such reductions to be so distributed or forfeited shall be determined in the same manner as income or loss allocable to Excess Elective Contributions are determined under Section 4.2(e)(2), except that, if different, the Plan Year shall be used instead of the calendar year. The amount of Elective Contributions to be distributed to a Participant hereunder shall be reduced by any excess deferrals previously distributed to such Participant pursuant to paragraph
               (e)(2) below in order to comply with the limitations of section 402(g) of the Code. The unadjusted amount of any such reductions so or distributed shall be treated as "annual additions" for purposes of Article 5 relating to the limitations under section 415 of the Code.

                      (B)    Adjustments to Comply with Actual Contribution
                             ----------------------------------------------
               Percentage Test. (i) Adjustment to Post-Tax Employee Contribution
               ---------------      --------------------------------------------
               and Matching Contributions of Highly Compensated Employees. If,
               ----------------------------------------------------------
               as of the end of the Plan Year, after taking into account the distribution and forfeiture of Matching Contributions made on behalf of Highly Compensated Employees pursuant to paragraph
               (A)(ii) of this subsection (5), the Employer determines that the actual contribution percentage test was not satisfied, the Employer shall calculate a total amount by which Matching Contributions must be reduced in order to satisfy such test, in the manner prescribed by section 401(m)(6)(B) of the Code (the "excess aggregate contributions amount"). The amount to be reduced with respect to each Participant who is a Highly Compensated Employee shall be determined by first reducing the Matching Contributions for each Participant whose actual dollar amount of Matching Contributions for such Plan Year is highest until the such reduced dollar amount equals the next highest actual dollar amount of Matching Contributions made for such Plan Year on behalf of any Highly Compensated Employee, or until the total reduction equals the excess aggregate contributions amount. If further reductions are necessary, then such Matching Contributions on behalf of each Participant who is a Highly Compensated Employee and whose actual dollar amount of Matching Contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess aggregate contributions amount.

                      (ii)   Corrective Distributions and Forfeitures. No later
                             ----------------------------------------
               than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Employer shall cause to be distributed to the Participant such Matching Contributions in which the Participant would have been vested had the Participant terminated employment as of the last day of such Plan Year (or on the date of the Participant's actual termination of employment, if earlier), plus any income and minus any loss allocable thereto, and any such Matching Contributions in which the Participant would not have been vested shall be forfeited. The amount of any income or loss allocable to any such reductions to be so distributed or forfeited shall be determined in the same manner as income or loss allocable to Excess Elective Contributions are determined under Section 4.2(e)(2), except that, if different, the Plan Year shall be used instead of the calendar year. The unadjusted amount of any such reductions so distributed or forfeited shall be treated as "annual additions" for purposes of Article 5 relating to the limitations under section 415 of the Code.

                      (iii)  Adjustments to Comply with the Aggregate Limit. If,
                             ----------------------------------------------
               after making the adjustments required by paragraphs (A) and (B) of this subsection (5) for a Plan Year, the Employer determines that the sum of the HCE average deferral percentage and the HCE average contribution percentage exceeds the aggregate limit for such Plan Year, the Employer shall within 2 1/2months after the close of such Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year) adjust the Elective Contributions for such Plan Year on behalf of each Participant who is a Highly Compensated Employee to the extent necessary to eliminate such excess. For purposes of the preceding sentence, the HCE average deferral percentage and HCE average contribution percentage shall be equal to the highest deferral percentage and contribution percentage permissible in determining the excess contributions amount under section 401(k)(8)(B) of the Code pursuant to paragraph (A) of this subsection (5), and the excess aggregate contributions amount under section 401(m)(6)(B) of the Code pursuant to paragraph (B) of this subsection (5), respectively. Such adjustment shall be effected in the same manner described in paragraph (A) of this subsection (5) relating to reductions made to satisfy the actual deferral percentage test. In the event that further reductions are necessary, the Employer shall adjust the Matching Contributions for such Plan Year on behalf of each Participant who is a Highly Compensated Employee to the extent necessary to eliminate such excess. Such adjustment shall be effected in the same manner described in paragraph (B) of this subsection (5) relating to reductions made to satisfy the actual contribution percentage test.

               (6)    Qualified Nonelective Contributions and Qualified Matching
                      ----------------------------------------------------------
Contributions. Each Plan Year, the Employer may elect to make, to the extent
-------------
permitted by Income Tax Regulations, additional contributions which shall be treated as Qualified Nonelective Contributions and/or Qualified Matching Contributions, for purposes of applying the actual deferral percentage test or the actual contribution percentage test or both. Such contributions shall be allocated to the class or group of Participants specified by an Employer in the manner prescribed by an Employer, in accordance with Income Tax Regulations.

               (e)    Annual Limit on Elective Contributions. (1) General Rule.
                      --------------------------------------      ------------
Notwithstanding any other provision of the Plan, a Participant's Elective Contributions to (i) an Employer Plan other than a SIMPLE Plan for any calendar year shall not exceed $10,500 (as adjusted for cost-of-living increases in accordance with section 402(g)(5) of the Code) and (ii) a SIMPLE Plan for any calendar year shall not exceed $6,000 (as adjusted for increases in the cost-of-living adjustment in accordance with section 408(p)(2)(E) of the Code).

               (2)    Correction of Excess Elective Contributions. If for any
                      -------------------------------------------
calendar year a Participant determines that the aggregate of the (i) Elective Contributions to this Plan and (ii) amounts contributed under other plans or arrangements described in section 401(k), 408(k), 408(p) or 403(b) of the Code will exceed the limit imposed by paragraph (1) of this subsection for the calendar year in which such contributions were made ("Excess Elective Contributions"), such Participant shall, pursuant to such rules and at such time following such calendar year as determined by the Employer, be allowed to submit a written request that the Excess Elective Contributions plus any income and minus any loss allocable thereto shall be distributed to him or her. The request shall be accompanied by the Participant's written statement that if such Excess Elective Contributions are not distributed, such Excess Elective Contributions, when added to amounts deferred under other plans or arrangements described under section 401(k), 408(k), 408(p) or 403(b) of the Code will exceed the limit for such Participant under section 402(g) of the Code. A distribution of Excess Elective Contributions, plus earnings, shall be made no later than the April 15 of the calendar year following the calendar year for which such Excess Elective Contributions were made. The amount of any income or loss allocable to such Excess Elective Contributions shall equal the amount of income or loss allocable for such calendar year to the Participant's Accounts for such calendar year and for the period between the end of the calendar year and the date of distribution, multiplied by a fraction, the numerator of which is the amount of such Excess Elective Contributions and the denominator of which is the balance of the Participant's Accounts as of the last day of such calendar year without regard to any income or loss for such calendar year.

               Amounts distributed pursuant to this subsection (e) shall first be treated as distributions from the Participant's 401(k) Salary Deferral Account to the extent thereof and then as distributions from the Participant's Matching Contribution Account to the extent such Excess Elective Contributions exceed the balance of the Participant's Elective Contributions Account. Notwithstanding the provisions of this paragraph, any such Excess Elective Contributions shall be treated as "annual additions" for purposes of Article 5.

               (f)    Deemed Satisfaction for Safe Harbor Plans. (1) Actual
                      -----------------------------------------      ------
Deferral Percentage Test. Notwithstanding anything in this Section 4.2 to the
------------------------
contrary, if the Employer adopts a Safe Harbor Plan, the Employer may elect in the Adoption Agreement for such Safe Harbor Plan to satisfy the actual deferral percentage test for a Plan Year by making a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Employer Contribution in an amount determined under the applicable provisions of the Adoption Agreement. If the Employer makes a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Employer Contribution and provides to each Participant a comprehensive notice of the Participant's rights and obligations under the Employer Plan, written in a manner calculated to be understood by the average Participant at least 30 days, but not more than 90 days, before the beginning of the Plan Year (or, in the case of an Eligible Employee who becomes a Participant during the Plan Year, by the day on which such Eligible Employee becomes a Participant, but not more than 90 days prior) and allows Participants to make or modify their elections to make Elective Contributions or Post-Tax Employee Contributions during the 30-day period immediately following receipt of such notice, then the Employer Plan shall be deemed to have satisfied the actual deferral percentage test described in Section 4.2(d)(1). At the election of the Employer, Safe Harbor Matching Contributions and Safe Harbor Nonelective Employer Contributions may be made with respect to the Plan Year as a whole or separately with respect to one or more specified payroll periods in accordance with applicable requirements.

               (2)    Actual Contribution Percentage Test. An Employer Plan that
                      -----------------------------------
satisfies the requirements of subsection (f)(1) above shall also be deemed to have satisfied the actual contribution percentage test described in Section 4.2(d)(2) with respect to any Matching

Contributions made if such Matching Contributions (i) are not made with respect to Elective Contributions or Post-Tax Employee Contributions in excess of 6% of a Participant's Compensation; (ii) are not made for any Participant who is a Highly Compensated Employee at any rate of Elective Contributions or Post-Tax Employee Contributions at a rate greater than that for any Participant who is a Non-Highly Compensated Employee; (iii) are not made in a manner which provides a higher rate of match as a Participant's rate of Elective Contributions or Post-Tax Employee Contributions increases and (iv) if discretionary, are not made on behalf of any Participant for a Plan Year in excess of 4% of such Participant's Compensation.

               If the Employer Plan permits Post-Tax Employee Contributions pursuant to Section 4.3, notwithstanding any deemed satisfaction of the actual contribution percentage test with respect to Matching Contributions, the actual contribution percentage test described in Section 4.2(d)(2) shall be applied with respect to such Post-Tax Employee Contributions.

               Section 4.3.  Post-Tax Employee Contributions. An Employer who
               ------------  -------------------------------
adopts a Profit Sharing Plan may elect in certain Adoption Agreement to permit Participants or categories of Participants specified in the Adoption Agreement to make Post-Tax Employee Contributions. The amount of Post-Tax Employee Contributions made by any Participant shall be limited in accordance with this Article and Article 5. Post-Tax Employee Contributions shall be credited to the Post-Tax Employee Contribution Account of the Participant.

               Section 4.4.  Rollover Contributions by Employees. (a)
               ------------  -----------------------------------
Requirements for Rollover Contributions. If an Eligible Employee receives an
---------------------------------------
eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from another employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code, then such Eligible Employee may contribute to the Plan an amount which does not exceed the amount of such eligible rollover distribution (including the proceeds from the sale of any property received as a part of such eligible rollover distribution) in the form of a Rollover Contribution. If an Eligible Employee receives a distribution from an individual retirement account (within the meaning of section 408 of the Code) and the amount received represents the entire amount in such account and no amount in such account is attributable to any source other than an eligible rollover distribution, then such Eligible Employee may contribute to the Plan such distribution in the form of a Rollover Contribution.

               (b)    Delivery of Rollover Contributions to Plan. Any Rollover
                      ------------------------------------------
Contribution pursuant to this Section shall be delivered by the Eligible Employee to the Plan on or before the 60th day after the day on which the Eligible Employee receives the distribution (or on or before such other date as may be prescribed by law). The Plan shall not accept a Rollover Contribution if, in the Trustee's judgment, accepting such contribution would cause the Plan to violate any provision of the Code or Income Tax Regulations.

               Section 4.5.  Limitation on Contributions of an Employer. The
               ------------  ------------------------------------------
contribution of an Employer for any Plan Year shall not exceed the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes for the fiscal year of such Employer on account of such contribution.

               Any contribution made by the Employer by reason of a good faith mistake of fact, or the portion of any contribution made by the Employer which exceeds the maximum amount for which a deduction is allowable to the Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction, shall, upon the request of the Employer, be returned by the Trustee to such Employer. The Employer's request and the return of any such contribution must be made within one (1) year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to the Employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contribution would cause the balance of any Participant's Accounts as of the date such amount is to be returned (determined as if such date coincided with the close of the Plan Year) to be reduced to less than what would have been the balance of such Accounts as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   ARTICLE 5
                                   ---------

                  PARTICIPANT ACCOUNTS AND INVESTMENT ELECTIONS
                  ---------------------------------------------

               Section 5.1.  Participant Accounts and Investment Elections. (a)
               ------------  ---------------------------------------------
Participant Accounts. The Trustee shall establish and maintain, or cause to be
--------------------
established and maintained, separate accounts for each Participant. Each such separate account will, to the extent appropriate, be composed of the following:
(i) an Employer Account, to which shall be credited all Employer contributions (other than Qualified Nonelective Contributions and Safe Harbor Nonelective Employer Contributions), (ii) a 401(k) Employer Account, to which shall be credited all Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective Employer Contributions and Safe Harbor Matching Contributions, (iii) a 401(k) Salary Deferral Account, to which shall be credited all of the Participant's Elective Contributions, (iv) a Matching Contribution Account, to which shall be credited all Matching Contributions (other than Qualified Matching Contributions or Safe Harbor Matching Contributions), (v) a Post-Tax Employee Contribution Account, to which shall be credited all Post-Tax Employee Contributions and (vi) a Rollover Account, to which shall be credited all Rollover Contributions. Each account shall, to the extent appropriate, be composed of investment subaccounts in respect of each Investment Option to which amounts contributed under the Plan shall be credited pursuant to subsections (b) and (c) of this Section and any other necessary administrative subaccounts.

               All such accounts and subaccounts shall be for accounting purposes only, and there shall be no segregation of assets of the Trust or of any separate Investment Options among the separate accounts.

               (b)    Investment of Contributions. All contributions made on
                      ---------------------------
behalf of a Participant and any earnings therein under the Plan shall be invested in the Investment Options designated by the Participant in accordance with the rules and procedures established by the

Trustee and shall remain in effect until the Participant changes such designation in accordance with the rules established by the Trustee. Any contribution for which the Trustee does not receive an investment election shall be invested in the Investment Option designated by the Employer in the Adoption Agreement for this purpose. The Trustee shall maintain individual accounts for each Participant that reflect the amount in each Investment Option attributable to each of his or her Accounts. A Participant who has elected to invest all or a portion of his or her Accounts in the Investment Option designated the Self-Managed Account shall be entitled to appoint an agent and attorney-in-fact with full discretion, power and authority who shall direct the Trustee, upon written proof of such appointment, regarding the purchase and sale of securities thereunder.

               (c)    Transfers Between Investment Options. A Participant may
                      ------------------------------------
elect to transfer all or any portion of the amounts then credited to his or her Accounts from one Investment Option to another Investment Option to the extent such transfers are permitted under the applicable Investment Options. Such transfers shall be made in accordance with the rules and procedures established by the Trustee and the rules of (i) the Collective Trust, (ii) the Trust, (iii) any insurance contract in which Trust assets are invested, or (iv) any contract(s) entered into between ABRA and State Street.

               (d)    Valuation of Funds and Accounts. The value of a
                      -------------------------------
Participant's Accounts as of any Valuation Date shall be the sum of the values of his or her investments subaccounts in each of the Participant's Employer Account, 401(k) Employer Account, Matching Contribution Account, Post-Tax Employee Contribution Account and Rollover Account. The Trustee may furnish periodically to each Participant a statement setting forth the balances in the Accounts of such Participant. The value of an Investment Option as of any Valuation Date shall be the market value of all assets (including any uninvested cash) held by such fund as determined by the Trustee, reduced by the amount of any accrued liabilities of such fund on such Valuation Date. The Trustee's determination shall be binding and conclusive upon all parties.

               Section 5.2.  Allocation of Employer Contributions. (a) General
               ------------  ------------------------------------      -------
Allocation Rules. Each Participant's allocable share (as determined below), if
----------------
any, of the Employer contribution pursuant to this Section 5.2 (and forfeitures, if applicable) for a Plan Year shall be credited to his or her Employer Account (except to the extent that such contribution is designated as a Qualified Nonelective Contribution or a Safe Harbor Nonelective Employer Contribution for that Plan Year). Subject to the limitations of this Article, such Employer contribution (and forfeitures, if applicable) shall be allocated among the Participants who are (i) credited with at least 501 Hours of Service (1,000 Hours of Service if elected by the Employer in a nonstandardized Adoption Agreement) during the Plan Year and (ii) employed by the Employer on the last day of the Plan Year (if elected by the Employer in a nonstandardized Adoption Agreement) to share in the Employer contribution for such Plan Year, provided,
                                                                     --------
however, that clauses (i) and (ii) above shall not apply (x) to a Participant
-------
whose employment terminates during the Plan Year on account of his or her death, Disability or retirement on or after his or her Normal Retirement Age or (y) to the extent that their respective application would result in the failure of the Employer Plan to meet the requirements of section 401(a)(4) of the Code or if the percentage of Participants who are not Highly Compensated Employees entitled to receive an allocation under this Section 5.2 is not at least 70 percent of the percentage of Highly Compensated Employees entitled to receive such an allocation (the "ratio percentage test") for the Plan Year. If the application of clauses (i) and (ii) above would result in the failure of the

Employer Plan to meet the requirements of section 401(a)(4) of the Code or the ratio percentage test, such clauses shall not apply, respectively, beginning first with the Participant who was paid the least amount of Compensation for the Plan Year and continuing by Participant in ascending order of Compensation from the lowest to the highest until the Plan satisfies both section 401(a)(4) of the Code and the ratio percentage test for the Plan Year; provided, however, that if
                                                      --------  -------
two or more Participants were paid the same amount of Compensation for the Plan Year, such clauses shall not apply to any of the Participants paid such identical amount of Compensation.

               (b)    Target Benefit Plan. If the Employer has adopted and
                      -------------------
maintains a Target Benefit Plan, allocation of Employer contributions (and forfeitures, if applicable) shall be made pursuant to the provisions in the Target Benefit Plan Adoption Agreement, rather than this Section.

               (c)    Profit Sharing Plan or Defined Contribution Pension Plan.
                      --------------------------------------------------------
If the Employer has adopted a Profit Sharing Plan or a Defined Contribution Pension Plan or both, allocation of Employer contributions (and forfeitures, if applicable) shall be made on the basis of a Participant's Compensation, the extent to which the Employer has elected in the Adoption Agreement to integrate its Employer contributions with its contributions for Old-Age, Survivors and Disability Insurance, and whether the Employer has adopted more than one Employer Plan (or, if elected by the Employer, based on a uniform points allocation formula as determined under the provisions of the Adoption Agreement).

               (1) If the Employer maintains any other Qualified Plan or "simplified employee pension plan" (as defined in section 408(k) of the Code) that provides integrated contributions or benefits for any of the same Participants, Employer contributions pursuant to Section 4.1 under the Employer Plan (and forfeitures, if applicable) shall not be integrated with Employer contributions for Old-Age, Survivors and Disability Insurance. Employer contributions (and forfeitures, if applicable) shall be allocated to each Participant who either (i) is credited with at least 501 Hours of Service during the Plan Year or (ii) is employed by the Employer on the last day of the Plan Year in the ratio that such Participant's total compensation bears to the total compensation of all Participants.

               (2) If the Employer elects to integrate Employer contributions and adopts only one Employer Plan, allocation of such Employee contributions (and forfeitures, if applicable) shall be made pursuant to the allocation procedures described in paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) below.

               (3) If the Employer elects to integrate Employer contributions and adopts more than one Employer Plan, the Employer shall specify in the Adoption Agreement which Employer Plan shall be integrated. Paragraphs (d)(1),
(d)(2) and (d)(3) shall apply only to the allocation of Employer contributions (and forfeitures, if applicable), under the integrated Employer Plan, and paragraph (d)(4) below shall apply to the allocation of Employer contributions (and forfeitures, if applicable), under each Employer Plan.

               (4) If the Employer does not elect to integrate Employer contributions and adopts only a Profit Sharing Plan, other than a Safe Harbor Plan, or a Defined Contribution Pension Plan, paragraphs (d)(1) and (d)(4) below shall apply.

               (5) If the Employer does not elect to integrate Employer contributions and adopts both a Profit Sharing Plan and a Defined Contribution Pension Plan, Employer Contributions designated as Minimum Contributions under
Section 12.1 (and forfeitures, if applicable) shall be allocated pursuant to paragraph (d)(1) below and all other Employer contributions shall be allocated pursuant to paragraph (d)(4) below.

               (6) If the Employer adopts a Safe Harbor Plan, Employer contributions pursuant to this Section 4.1 (and forfeitures, if applicable) shall be allocated pursuant to paragraph (d)(4) below.

               (d)    Allocation Procedures.
                      ---------------------

               (1)    Step One. For any Plan Year that the Employer Plan is
                      --------
Top-Heavy, as defined in Section 12.1(g), the Employer contributions (and forfeitures, if applicable) shall be allocated to each Participant in the proportion that each such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year; provided,
                                                                       --------
however, that the amount allocated to any Participant under this paragraph shall
-------
not exceed three (3) percent of the Participant's Compensation for the Plan
Year.

               (2)    Step Two. Any Employer contributions (and forfeitures, if
                      --------
applicable) remaining after application of Step One or, for any Plan Year that the Employer Plan is not Top Heavy, any Employer contributions (and forfeitures, if applicable) shall be allocated to each Participant in the proportion that each such Participant's Compensation in excess of the Integration Level designated in the Adoption Agreement for the Plan Year bears to the total Compensation in excess of said Integration Level of all such Participants; provided, however, that the amount allocated to any Participant under this
--------  -------
paragraph shall not exceed three (3) percent of the Participant's Compensation for the Plan Year. In the case of any Participant who has exceeded the Cumulative Permitted Disparity limit set forth below, such Participant's total Compensation for the Plan Year shall be taken into account for purposes of this paragraph.

               (3)    Step Three. Any Employer contributions (and forfeitures,
                      ----------
if applicable) remaining after application of Steps One and Two shall be allocated to each Participant in the proportion that the sum of each such Participant's total Compensation plus Compensation in excess of the Integration Level designated in the Adoption Agreement for the Plan Year bears to the sum of the total Compensation plus Compensation in excess of said Integration Level for all such Participants for the Plan Year; provided, however, that the amount
                                         --------  -------
allocated to any Participant under this paragraph shall not exceed the Maximum Disparity Rate designated in the Adoption Agreement multiplied by the sum of the Participant's total Compensation plus Compensation in excess of the Integration Level designated in the Adoption Agreement for the Plan Year. In the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit set forth below, two times such Participant's total Compensation for the Plan Year shall be taken into account for purposes of this paragraph.

               (4)    Step Four. Any remaining Employer contributions (and
                      ---------
forfeitures, if applicable) shall be allocated among all Participants eligible to receive an allocation. Each eligible Participant's share of this remaining portion shall be based on the proportion that the Participant's total Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year.

               (e)    Definitions.
                      -----------

               (1) "Cumulative Permitted Disparity Limit" means 35 years credited to a Participant for allocation or other accrual purposes under this Plan, any other Qualified Plan or "simplified employee pension plan" (as defined in section 408(k) of the Code) (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year. If a Participant has not benefited under a Qualified Plan that is a defined benefit plan or a Target Benefit Plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit. For purposes of this paragraph (e)(1), a Participant shall be treated as "benefiting" for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a) of the Income Tax Regulations.

               (2) "Integration Level" means the "Taxable Wage Base," as defined below, or such lesser amount elected by the Employer in the Adoption Agreement.

               (3) "Taxable Wage Base" or "TWB" means the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

               (4)    "Maximum Disparity Rate" means the lesser of:

                      (i)    2.7%; and

                      (ii)   the following applicable percentage:

                             (A) If the Integration Level is less than the greater of $10,000 and 20% of the TWB, then the applicable percentage shall be 2.7%.

                             (B) If the Integration Level is more than the greater of $10,000 and 20% of the TWB but less than 80% of the TWB, then the applicable percentage shall be 1.3%

                             (C) If the Integration Level is more than 80% of the TWB but less than 100% of the TWB, then the applicable percentage shall be 2.4%.

               Section 5.3.  Allocation of Matching Contributions. Matching
               ------------  ------------------------------------
Contributions made on behalf of a Participant shall be allocated to that Participant's Matching Contribution Account except to the extent that the Employer designates the contributions as Qualified Matching Contributions or Safe Harbor Matching Contributions.

               Section 5.4.  Limitations on Allocations. Notwithstanding any
               ------------  --------------------------
other provision of the Plan, the amount allocated to a Participant's Accounts under the Plan for each Plan Year shall be limited as follows:

               (a)    the aggregate "annual additions," as defined below in
Section 5.6, to such Accounts and to the Participant's accounts in all other defined contribution plans maintained by the Employer and all Related Employers, except that "more than 50 percent" shall be substituted for "at least 80 percent" each place it appears in section 1563(a)(1) of the Code, shall not exceed the lesser of (i) $30,000 (as adjusted for increases in the cost of living pursuant to section 415(d) of the Code) and (ii) 25% of the Participant's Compensation for such Plan Year; provided, however, that the
                                               --------  -------
limitation described in clause (ii) shall not apply to contributions for medical benefits (within the meaning of section 401(h) or 419(A)(f)(2) of the Code) which are otherwise treated as annual additions; and

               (b) only with respect to Plan Years commencing prior to January 1, 2000, the sum of (A) and (B) below shall not exceed 1.

                      (A) The sum of the separate amounts determined as follows for each Plan Year during which the Participant shall have participated in the Plan or in any other defined contribution plans maintained by the Employer and all Related Employers (computed as of the close of the Plan Year for which such computations are made):

                             (I)    the aggregate annual additions to the
                                    Participant's accounts in all of such plans for each such Plan Year, divided by

                             (II) the lesser of (i) 125 percent (125%) of the maximum dollar amount under section 415(c)(1)(A) of the Code, and (ii) 35 percent (35%) of the Participant's Compensation, for each such Plan Year, respectively.

                      (B) The aggregate projected annual benefit of the Participant under all defined benefit plans maintained by the Employer and all Related Employers (determined as of the close of the Plan Year for which such computations are made) divided by the lesser of:

                             (I) 125 percent (125% of the maximum dollar limitation contained in section 415(b)(1)(A) of the Code (as adjusted for increases in the cost-of-living pursuant to section 415(d) of the Code), and

                             (II) 140 percent (140%) of the average of the Participant's Compensation for the three consecutive calendar years of his or her participation in such defined benefit plans during which his or her Compensation was the highest.

For purposes of this subsection (b), "projected annual benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the such plan assuming: (i) the Participant will continue employment under normal retirement age under the plan (or current age, if later) and (ii) the participant's compensation for the Plan Year for which the computations are made and all other relevant factors used to determine benefits under the plan will remain constant for all future Plan Years.

               Section 5.5.  Excess Amounts. (a) Determination of Excess
               ------------  --------------      -----------------------
Amounts. If the amount to be allocated to a Participant's Accounts pursuant to
-------
this Article 5 for a Plan Year would exceed the limitations set forth in this Section, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a "simplified employee pension plan" (as defined in section 408(k) of the Code) will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund (as defined in section 419(e) of the Code) or an individual medical amount (as defined in section 415(l) of the Code), regardless of the actual allocation date. If the excess amount was allocated to a Participant's Accounts on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of (i) and
(ii) below:

                      (i) the total excess amount allocated as of such date, and

                      (ii) the ratio of (x) the annual additions allocated to the Participant's Accounts for the Plan Year as of such date under this Plan to (y) the total annual additions allocated to the Participant's Accounts for the Plan Year under this Plan and all the other defined contribution plans.

               (b)    Disposal of Excess Amount. Unless the Employer specifies
                      -------------------------
another method for limiting the aggregate annual additions in Adoption Agreement, if the amount to be allocated to a Participant's Accounts pursuant to this Article 5 for a Plan Year would exceed the limitations set forth in Section 5.4, (i) any Post-Tax Employee Contributions (plus any earnings allocable thereto) for such Plan Year up to the amount of the excess shall be refunded to the Participant, and (ii) if such refund is less than such excess, any Elective Contributions (plus any earnings allocable thereto) for such Plan Year up to the amount of the remaining excess shall be refunded to the Participant and (iii) if such refund is less than such remaining excess, the amount otherwise to be allocated to the Participant's 401(k) Salary Deferral Account shall be reduced by the balance of such excess. If further reductions are necessary, the amount otherwise allocable to the Participant's other Accounts shall be reduced to the extent necessary to comply with such limitation and used to reduce Employer contributions for the next Plan Year. If as a result of a reasonable error in estimating a Participant's compensation or under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the annual additions to a Participant's Accounts exceed the limitations set forth above for any Plan Year and the excess contribution cannot be returned to the Employer or the Participant, the amount of annual additions in excess of such limitations shall be held in a segregated suspense account which shall be invested but shall not be credited or debited with its own gains or losses and shall not share in gains or losses of the Trust, and which shall be treated in the succeeding Plan Year as an Employer contribution, thereby reducing amounts actually contributed by the Employer for such year. The balance, if any, in such suspense account shall be returned to the Employer upon termination of the Plan only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code.

               Section 5.6.  Definitions. For purposes of this Article, the
               ------------  -----------
"annual additions" for a Plan Year to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer is the sum during such Plan Year of:

                      (i) the amount of the allocations made to such Participant's Accounts,

                      (ii) the amount of all other employer contributions (within the meaning of section 415(c) of the Code) and forfeitures, if any, allocated to such Participant's accounts under all other defined contribution plans maintained by the Employer,

                      (iii) the amount of contributions by the Participant to any such plan (but excluding any rollover contribution made to any such plan),

                      (iv) amounts allocated on behalf of the Participant to any individual medical benefit account (as defined in section 415(l) of the Code) which is part of a pension or annuity plan maintained by the employer;

                      (v) the amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 12.1(c)) under a welfare benefit fund (as defined in section 419(e) of the Code) maintained by the employer, and

                      (vi) amounts allocated under a simplified employee pension (as defined in section 408(k) of the Code).

For purposes of this Article 5, the term "defined contribution plan" shall have the meaning set forth in section 415 of the Code.

                                   ARTICLE 6
                                   ---------

                    DISTRIBUTIONS UPON TERMINATION OF SERVICE
                    -----------------------------------------

               Section 6.1.  Distributions Upon Termination of Service. (a)
               -----------   -----------------------------------------
Termination of Service under Circumstances Entitling Participant to Full
------------------------------------------------------------------------
Distribution of His or Her Accounts. A Participant or Beneficiary, as the case
-----------------------------------
may be, shall be entitled to receive the entire balance of the Participant's Accounts if such Participant's Service terminates under any of the following circumstances:

               (1) on or after the Participant's attainment of Normal Retirement Age;

               (2)    on account of the Participant's death or Disability; and

               (3) after the Participant has completed the number of years of Service specified in the vesting schedule elected by the Employer in the Adoption Agreement entitling the Participant to 100% of his or her Employer Account and Matching Contribution Account.

               (b)    Termination of Service under Circumstances Resulting in
                      -------------------------------------------------------
Partial Forfeiture of the Participant's Account Balance. If a Participant's
-------------------------------------------------------
Service terminates under circumstances other than those set forth in subsection
(a), then the Participant shall be entitled to receive the entire balance of such Participant's Post-Tax Employee Contribution Account, 401(k) Salary Deferral Account, 401(k) Employer Account and Rollover Account plus a percentage of the balance of his or her Employer Account and Matching Contribution Account, which percentage shall be determined by reference to the number of the Participant's years of Service at the date of the Participant's termination of Service in accordance with one of the following schedules as specified in the Adoption
Agreement:

--------------------------------------------------------------------------------------------------
Years of                                                    Schedule       Schedule       Schedule
Service                                                        A              B             C
----------                                                 ---------      ---------       -------
--------------------------------------------------------------------------------------------------
Less than two years                                            0%             0%             0%
--------------------------------------------------------------------------------------------------
Two years but less than three years                          100%            20%             0%
--------------------------------------------------------------------------------------------------
Three years but less than four years                         100%            40%           100%
--------------------------------------------------------------------------------------------------
Four years but less than five years                          100%            60%           100%
--------------------------------------------------------------------------------------------------
Five years but less than six years                           100%            80%           100%
--------------------------------------------------------------------------------------------------
Six years or more                                            100%           100%           100%
--------------------------------------------------------------------------------------------------


               Schedule D: A schedule that, when compared with Schedule A, B or
               ----------
               C, provides for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

               Schedule E: Full and immediate vesting at all times.
               ----------
               Notwithstanding any election by the Employer in the Adoption Agreement, Schedule E shall be applied to each Safe Harbor Plan or SIMPLE Plan.

               The balance of the Participant's Employer Account and Matching Contribution Account shall be charged to such account and forfeited. Such forfeiture shall occur as of the earlier of the Participant's receipt of the Vested Portion and the completion of a Period of Severance of at least five (5) years. For purposes of the preceding sentence, if a Participant's Vested Portion is 0%, such Participant shall be deemed to have received a distribution of his or her Employer Account and Matching Contribution Account as of the date of his or her termination of Service. If such Participant is reemployed prior to incurring five (5) consecutive Break in Service Years, such forfeiture shall be reinstated as prescribed in Section 8.3(b). The forfeiture shall be calculated on the basis of the Vested Portion and the value of the Accounts on the first Business Day of the first calendar month on or after the later of (i) the date the forfeiture occurs or (ii) the date of Notice to the Trustee of the forfeiture, provided, that the later of these two events occurs in the first 15 days of a month; otherwise the amount shall be calculated as of the first Business Day of the second calendar month following the later of the two events.

               Subject to the limitations of Article 5, amounts forfeited by Participants during any Plan Year, together with earnings on such amounts after forfeiture, shall be invested in the Investment Option designated by the Employer in the Adoption Agreement for this purpose until reallocated in accordance with this Section and Section 8.3(b). Once a forfeiture has occurred, it shall be reallocated among eligible Participants or used to reduce Employer contributions at the time and in the manner elected by the Employer in the Adoption Agreement. However, any forfeitures arising under a Defined Contribution Pension Plan or a Target Benefit Plan must be used to reduce Employer contributions for the following Plan Year.

               Forfeitures arising under Section 4.2(d) shall also be reallocated in accordance with this Section, except that such forfeitures shall not be reallocated to the Accounts of Participants who at that time are Highly Compensated Employees.

               Section 6.2.  Time and Form of Distribution upon Termination of
               ------------  -------------------------------------------------
Service. (1) Form of Distribution. Subject to Section 6.3, any distribution to
-------      --------------------
which a Participant or Beneficiary, as the case may be, becomes entitled upon termination of Service shall be distributed by whichever of the following forms of distribution the Participant or Beneficiary, as the case may be, elects:

                      (1) By payment in a single lump sum equal to the Participant's Vested Portion or such lesser amount specified by the Participant.

                      (2) By payment in a series of substantially equal monthly, quarterly, semi-annual or annual installment payments, such that the period of payment is projected as of the date of the first payment to be a period of at least 36 months. Such level payments shall continue until the Participant's Vested Portion is exhausted with the final payment being equal to the Participant's remaining balance of his or her Vested Portion.

                      (3) By payment in a series of monthly, quarterly, semi-annual or annual installment payments made over a specified period of at least 36 months duration designated by the Participant. The amount applied to provide payment in this form shall be invested in the Investment Option(s) designated by the Participant and the amount of each payment shall be determined by dividing the Participant's Vested Portion invested in such Investment Option(s) by the number of installments remaining to be paid in the payment period designated by the Participant, so that the Participant's Vested Portion is exhausted as of the end of such period.

                      (4) Only to the extent the Employer Plan under which a distribution is to be made is not a Profit Sharing Plan, by payment as a fixed or variable annuity providing monthly payments, based on the amount applied to provide the annuity. The forms of annuity available on a fixed or variable basis shall be the Life Annuity, the Life Annuity-Period Certain, the Joint and Survivor Annuity and the Joint and Survivor Annuity-Period Certain. The forms of annuity available only on a fixed basis shall be the Qualified Joint and Survivor Annuity and the Cash Refund Annuity. Any annuity contract under which a Participant's Vested Portion is distributed shall be nontransferable and shall comply with the requirements of the Plan.

               A Participant may elect to receive installment payments under paragraph (2) or (3) of this subsection (a) but not under both paragraphs simultaneously. A Participant who elects level installment payments under paragraph (2) may at a later date change that election (subject to Sections 6.2(b)(2) and 6.3) (i) to increase or decrease the amount of each payment (provided that after such change the projected payment period calculated as of the date payments first began shall not be less than 36 months) or (ii) to request payment of all or any portion of the balance of his or her Vested Portion in a single sum. A Participant who elects installment payments under subsection (3) may at a later date change that election (subject to Sections 6.2(b)(2) and 6.3) (i) to increase or decrease, but not to less than 36 months, the specified period of the installment payments or (ii) to request payment of all or any portion of the balance of his or her Vested Portion in a single sum. A change in benefit election shall be effective in accordance with the rules established by the Trustee. No more than one benefit change shall be permitted in any calendar year.

               (b)    Time of Distribution. A Participant may elect to receive a
                      --------------------
distribution of his or her Vested Portion upon his or her termination of Service, provided, however, that:
         --------  -------

                      (1) unless the Participant elects otherwise, distribution of a Participant's Vested Portion shall begin no later than 60 days after the end of the Plan Year which contains the latest of the Participant's (i) 65th birthday, (ii) termination of Service and (iii) 10th anniversary of the date he or she commenced participation in the Employer Plan;

                      (2) distributions commencing after the Participant's death shall be completed within five (5) years after the death of the Participant, except that (i) if the Participant's Beneficiary is the Participant's spouse, distribution may be deferred until the date on which the Participant would have attained age 70 1/2 had he or she survived and (ii) if the Participant's Beneficiary is a natural person other than the Participant's spouse and distributions commence not later than one (1) year after the Participant's death, such distributions may be made over a period not longer than the life expectancy of such Beneficiary. If at the time of the Participant's death, distribution of the Participant's benefit has commenced, the remaining portion of the Participant's benefit shall be paid in the manner elected by the Participant's Beneficiary, but at least as rapidly as was the method of distribution being used prior to the Participant's death; and

                      (3) with respect to a Participant who continues in employment after attaining age 70 1/2, distribution of the Participant's Vested Portion shall commence no later than the Participant's required beginning date; provided, however, that a Participant who made a valid election under section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 shall commence distribution of his or her Vested Portion in accordance with such election. For purposes of this paragraph, except as otherwise provided in an Adoption Agreement, the term "required beginning date" shall mean (i) with respect to a Participant who is a 5%-owner, April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and (ii) with respect to any other Participants, April 1 of the calendar year following the calendar year in which the Participant terminates Service. A Participant is treated as a 5%-owner for purposes of this Section if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Employer Plan is Top-Heavy) at any time during the Plan Year in which such owner attains age 66 1/2 or any subsequent year. Once distributions have begun to a 5%-owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5%-owner in a subsequent year.

               All distributions made pursuant to this subsection (b) shall be made in accordance with section 401(a)(9) of the Code and the Income Tax Regulations promulgated thereunder. Notwithstanding any provision of the Plan to the contrary with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the proposed Income Tax Regulations promulgated under section 401(a)(9) of the Code issued in January 2001. The application of such minimum distribution requirements shall continue in effect until the end of the last calendar year beginning before the effective date of the final Income Tax Regulations promulgated under section 401(a)(9) of the Code or such other date specified in guidance published by the Internal Revenue Service.

               The failure of a Participant (and spouse, if applicable) to consent to a distribution when immediately distributable, within the meaning of
Section 6.1, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

               (c)    Small Benefits Payable in Lump Sum. Notwithstanding any
                      ----------------------------------
provision of the Plan to the contrary but subject to the Adoption Agreement, if upon termination of employment or as of the end of any Plan Year thereafter, the Participant's Vested Portion does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code), such amount shall be paid in a single lump sum payment as soon as administratively practicable after the end of each calendar year.

               Section 6.3.  Applicability of Annuity Rules to Employer Plan.
               ------------  -----------------------------------------------
(a) Inapplicability of Annuity Rules. The annuity provisions of this Article
    --------------------------------
shall not apply to any Employer Plan that is a Profit Sharing Plan; provided,
                                                                    --------
however, that the following provisions shall apply:
-------

                      (1) The Employer Plan may not accept a transfer of assets from any Qualified Plan that has been subject to the survivor annuity requirements of sections 401(a)(11) and 417 of the Code.

                      (2) Each Participant's sole Beneficiary shall be his or her surviving spouse, unless (i) the spouse consents to the naming of a different or additional Beneficiary in a manner that satisfies the rules of subsection (b) for spousal consent to a Participant's waiver of the Qualified Joint and Survivor Annuity (or one of the circumstances in which no such consent is required applies).

                      (3) In the case of a Participant who does not elect any distribution to which such Participant becomes entitled upon termination of Service under Section 6.2(a), distribution shall be made to such Participant by payment in a lump sum pursuant to paragraph (1) of such Section.

               (b)    Application of Annuity Rules. This subsection (b) shall
                      ----------------------------
apply to any Employer Plan that is not a Profit Sharing Plan.

                      (1)    Additional Forms of Distribution. The annuity forms
                             --------------------------------
               of distribution described in Section 6.2(a)(4) shall apply.

                      (2)    Automatic Annuities. If a married Participant is
                             -------------------
               eligible to receive benefits under this Article, his or her Vested Portion shall be paid in the form of a Qualified Joint and Survivor Annuity (QJSA) unless he or she elects otherwise pursuant to paragraph (4) of this subsection (b). If an unmarried Participant is eligible to receive benefits under this Article, the Participant's Vested Portion shall be paid in the form of a Life Annuity unless he or she elects otherwise.

                      (3)    Qualified Pre-Retirement Survivor Annuity (QPSA).
                             -----------------------------------------------
               If the Participant is married and dies prior to the his or her Annuity Starting Date, then such Participant's Vested Portion shall be paid in the form of a Life Annuity providing for payment over the lifetime of the Participant's surviving spouse (unless the Participant elected that 50%, rather than 100%, of his or her Vested Portion be applied to provide his or her spouse with a survivor annuity.) Notwithstanding the foregoing, the Participant's surviving spouse may elect, in the time and manner prescribed by the Trustee, to receive payment of the Participant's Vested Portion in any other form described in
               Section 6.2(a) in lieu of a Life Annuity.

                      (4)    Notice to Participants Availability of Election.
                             -----------------------------------------------

                             (A)    QPSA. The Trustee shall provide each
                                    ----
                      Participant by mail or personal delivery within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35, a written notice with a general explanation of the automatic QPSA annuity form applicable to the Participant in such manner as would be comparable to an explanation provided for meeting the requirements of subsection (B) below applicable to the QJSA.

                             (B)    QJSA. No less than 30 days (or such shorter
                                    ----
                      period as may be permitted by regulations promulgated by the U.S. Department of Treasury, and as determined by the Trustee) and no more than 90 days before the Annuity Starting Date, the Trustee shall give the Participant by mail or personal delivery written notice with a general description of the automatic QJSA annuity form applicable to such Participant, a general description of the circumstances under which such annuity will be purchased and general information on the amount of each payment under a typical annuity. Such notice also shall advise the Participant that, upon written request to the Trustee prior to the end of his or her election period, the Participant shall be given a written explanation in nontechnical language of the terms and conditions of the annuity, of other methods of distribution available pursuant to Section 6.2(a) and the amount of each payment that he or she would be entitled to receive under such an annuity or under the other methods of distribution. Such explanation shall be mailed or personally delivered to the Participant within 30 days from the date the Participant's written request is received by the Trustee and the Participant's election period shall end no earlier than 90 days after such explanation is so mailed or delivered. Notwithstanding this subsection (b)(4), a Participant may elect, with the applicable spousal consent as provided in subsection
                      (b)(5) below, to waive the requirement that the written notice be provided no less than 30 days before the Annuity Starting Date provided that the Annuity Starting Date is more than 7 days after the written notice is provided.

                      (5)    Election and Waiver Procedures. A Participant may
                             ------------------------------
               elect, by Notice to the Trustee at any time within the 90-day period ending on the Annuity Starting Date, to revoke the automatic QJSA annuity form under this subsection (b)(2). A Participant may also elect, by Notice to the Trustee at any time beginning on the first day of the Plan Year in which the Participant attains age 35 and ending of the date of the Participant's death, to revoke the automatic QPSA annuity form under this subsection (b)(3); provided, however, that if the Participant terminates employment prior to the first day of the Plan Year in which age 35 is attained, such election period shall begin on the date of termination of employment. Any revocation made pursuant to this subsection (b)(5) shall be made by delivering a Notice to the Trustee describing the election, change or revocation on a form provided by the Trustee; provided
                                                                       --------
               however, that if the Participant has been married for the
               -------
               one-year period ending on his or her Annuity Starting Date, and as a result of such revocation, the Participant's spouse would not be entitled to receive the QPSA or a survivor's benefit at least equal to that provided by the QJSA, such election shall not be effective unless it shall have been consented to, at the time of such election, revocation or change, in writing by the Participant's spouse and such consent acknowledges the effect of such revocation and is witnessed by either a Plan representative or a notary public, or it is established to the satisfaction of the Employer that such consent cannot be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed in Income Tax Regulations. Any consent by a spouse (or establishment that such consent cannot be obtained) shall be effective only with respect to such spouse.

               Section 6.4.  Designation of Beneficiary. (a) General. Each
               ------------  --------------------------      -------
Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and who may be an entity other than a natural person) to receive any distribution to be made under this Article upon the death of such Participant, provided, however, that no such
                                            --------  -------
designation shall be effective if the Participant was married on the date of the Participant's death unless it satisfies the conditions of Section 6.3(b) for spousal consent. The marriage of a Participant shall be deemed to revoke the Participant's prior designation of a Beneficiary and, unless otherwise specified in a qualified domestic relations order, a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse as Beneficiary if written evidence of such marriage or divorce shall be received by the Employer before distribution shall have been made in accordance with such designation. Subject to this subsection (a), a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the Employer and shall be filed with the Employer.

               (b)    Absence of Effective Beneficiary Designation. If (i) no
                      --------------------------------------------
Beneficiary has been effectively designated by a deceased Participant, (ii) the designation is not effective pursuant to the proviso contained in the first sentence to subsection (a) of this Section, or (iii) the designated Beneficiary has predeceased the Participant, any undistributed balance of the deceased Participant's Vested Portion shall be distributed by the Trustee at the direction of the Employer (a) to the surviving spouse of such deceased Participant, if any, or (b) if there shall be no surviving spouse, to the surviving children of such deceased Participant and children of deceased children, if any, in equal shares, or (c) if there shall be no surviving spouse or surviving children, the parents of the deceased Participant in equal shares, or (d) if there shall be no surviving parents, to the surviving siblings of the Participant, if any, in equal shares or (e) if there shall be no surviving siblings, to the executor or administrator of the estate of such deceased Participant.

               (c)    Missing Person. If within a period of three (3) years
                      --------------
following the death or termination of employment of any Participant, the Employer, in the exercise of reasonable diligence, has been unable to locate the person or persons entitled to benefits under this Article 6, then the rights of such person or persons shall be forfeited; provided, however, that the Employer
                                           --------  -------
shall reinstate and pay to such person or persons the amount of the benefits so forfeited upon a claim for such benefits made by such person or persons. The amount to be reinstated shall be obtained from the total amount that shall have been forfeited pursuant to this subsection (c) during the Plan year that the claim for current forfeited benefit is made, or if such amount is insufficient, from the amounts forfeited pursuant to Sections 4.2(d) and 6.1(b). If the amount to be reinstated exceeds the amount of such forfeitures, then the Employer in respect of whose Employee the claim for forfeited benefits is made shall make a contribution in an amount equal to the remainder of such excess. Any such contribution shall be made without regard to whether or not the limitations set forth in Section 5.4 will be exceeded by such contribution.

               Section 6.5.  Distributions to Minor and Disabled Distributees.
               ------------  ------------------------------------------------
Any distribution under this Article which is payable to a Participant or Beneficiary who is a minor or to a Participant or Beneficiary who, in the opinion of the Employer, is unable to manage his or her affairs by reason of illness or mental incompetency may be made to or for the benefit of any such Participant or Beneficiary in such of the following ways as the Employer shall direct: (a) to the legal representative of any such Participant or Beneficiary,
(b) to a custodian under a Uniform Gifts to Minors Act for any such minor Beneficiary, or (c) pursuant to a court order, to some near relative of any such Participant or Beneficiary to be used for the latter's benefit. Neither the Employer nor the Trustee shall be required to see to the application by any third party of any distribution made to or for the benefit of a Participant or Beneficiary pursuant to this Section.

               Section 6.6.  Direct Rollover Option. In the case of a
               ------------  ----------------------
distribution (excluding any amount offset against the Participant's Accounts to repay the outstanding balance of any unpaid loan of at least $200 that is an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code, a distributee may elect that all or any portion of such distribution to which he or she is entitled shall be directly transferred from the Plan to (i) an individual retirement account or annuity described in section 408 of the Code, (ii) another retirement plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover distributions) or (iii) an annuity plan described in section 403(a) of the Code; provided, however, that if
                                                      --------  -------
the distributee is a surviving spouse of a Participant, such distribution may be transferred only to an individual retirement account or annuity. Notwithstanding the foregoing, a distributee shall not be entitled to elect to have an amount less than the total amount of such distribution transferred pursuant to this subsection (i) unless such portion so rolled over equals at least $500. For purposes of this subsection, the term "distributee" shall mean (i) a Participant, (ii) an alternate payee (within the meaning of section 414(p)(8) of the Code) with respect to a Participant under a qualified domestic relations order or (iii) a surviving spouse of a Participant.

                                    ARTICLE 7
                                    ---------

                        LOANS AND IN-SERVICE WITHDRAWALS
                        --------------------------------

               Section 7.1.  Loans. An Employer may, in certain Adoption
               ------------  -----
Agreements, elect to permit Participants and former Participants who are other parties in interest (within the meaning of section 3(14) of ERISA) to borrow from the Vested Portion of their Accounts. Upon the completed and signed application of a potential borrower on a form provided by and submitted to the Employer, the Employer, in its discretion as Plan Administrator, may grant a loan or loans to the individual (and shall then direct the Trustee to make payment accordingly) upon the satisfaction of the following specific conditions (and such additional rules, which shall not be inconsistent with this Section, as State Street or the Employer may from time to time establish):

               (a)    Nondiscriminatory Availability. Loans must be made
                      ------------------------------
available to all Participants and other parties in interest (within the meaning of section 3(14) of ERISA) on a reasonably equivalent basis.

               (b)    Reasonable Interest Rate. Each new or renewed loan must
                      ------------------------
bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for commercial loans that would be made under similar circumstances as determined by the Trustee at the time the loan is approved.

               (c)    Use of Accounts as Security. Each loan shall be adequately
                      ---------------------------
secured by assignment of a portion of the borrower's Accounts in an amount equal to the principal amount of the loan.

               (d)    Certain Loans Prohibited. The Employer may not permit a
                      ------------------------
loan under the Employer Plan that would constitute a prohibited transaction (within the meaning of section 4975 of the Code). Except to the extent permitted in accordance with the terms of a prohibited transaction exemption issued by the Department of Labor that has been provided to the Trustee in writing, no loans shall be made to any Owner-Employee or Shareholder-Employee.

               (e)    Limits on Number and Amount of Loans. No loan shall be
                      ------------------------------------
approved for an amount less than $1,000. No person may have more than two (2) loans under the Plan in any single Plan Year, nor more than five (5) outstanding loans under the Plan at any particular time. In addition, a borrower's loans outstanding at any time (under the Employer Plan and under all Qualified Plans of the Employer and any Related Employer) shall not exceed the lesser of (1) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans to the borrower from the Employer Plan during the one-year period ending on the day before the date on which such loan was made over (B) the outstanding balance of loans to the borrower from the

Employer Plan on the date on which such loan was made, or (2) one-half of the Vested Portion of the borrower's Accounts.

               (f)    Spousal Consent. To the extent the Annuity Rules of
                      ---------------
Section 6.3(b) apply to the Accounts from which the proposed loan is to be made, a married Participant may not borrow from his or her Accounts unless his or her spouse has consented to the loan. Such consent must be given in writing, must acknowledge the effect of the loan and must be witnessed before a notary public or a representative of the Employer Plan, during the 90-day period before the loan is secured. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the loan is renegotiated, extended, renewed or otherwise revised.

               (g)    Repayment of Loans; Maximum Term. All loans granted under
                      --------------------------------
the Employer Plan shall be evidenced by a legally enforceable agreement in such form as is permissible by law and prescribed by the Trustee specifying the amount of the loan, with interest, the date of the loan and the repayment schedule of the loan agreed upon by the borrower and Employer. However, (i) payments shall be amortized in substantially level payments over the term of the loan, (ii) payments shall be made no less frequently than quarterly, (iii) if payment by payroll deduction is not possible due to employment status or is not required by the Employer, payments shall be made by personal check made to the order of the Trustee on or before the last Business Day of each payment period,
(iv) notwithstanding the foregoing, loan repayments may be suspended during any period of qualified military service (as defined in section 414(u) of the Code) and (v) all loans shall be repaid within five (5) years unless used to acquire any dwelling unit which within a reasonable time (determined when the loan is made) is to be used as the principal residence of the borrower as determined under section 1034 of the Code.

               (h)    Default. The Employer, as Plan Administrator, hereby
                      -------
appoints the Trustee as its designee to determine whether and when a default on any loan has occurred. In the event of a default in payment of either principal or interest due under the terms of any loan, the Trustee shall declare the full amount of the loan due and payable and may take any lawful action to remedy the default. A default shall occur if any payment is not made by the end of the calendar quarter following the quarter in which the payment is not made. If a distributable event has occurred with respect to the applicable borrower, the Trustee's action to remedy a loan default may include set-off of the remaining balance of the loan against the borrower's Accounts securing the loan. No default shall occur if any portion of a Participant's Accounts is used as repayment of the loan and taken into account for purposes of determining the amounts payable at the time of death or distribution pursuant to subsection (i) below.

               (i)    Offset of Outstanding Loans Against Distributions. The
                      -------------------------------------------------
portion of a Participant's Accounts used as security for a loan under this Section shall be taken into account for purposes of determining the amounts payable at the time of death or distribution, but only if that portion of the Participant's Accounts is used as repayment of the loan. If less than 100% of the Vested Portion of the Participant's Accounts (determined without regard to the preceding sentence) is payable to the Participant's Beneficiary, then the balance in the Accounts shall be adjusted by first reducing the Vested Portion by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Beneficiary.

               (j)    Segregated Account to Be Maintained. A segregated
                      -----------------------------------
investment account shall be established for each borrower who is granted any loan. The principal amount of each loan shall be credited to the segregated investment account. Earnings or changes in market value of the Investment Options shall not be allocated to such segregated account, but shall instead be credited with the interest payments made by the borrower under the terms of each loan. Repayments of principal, along with any interest paid on principal shall be charged against the segregated investment account and credited to the Investment Options as elected by the borrower under Section 7.1.

               (k)    Source of Loans. The principal amount of each loan shall
                      ---------------
be taken from the Investment Option specified by the borrower for this purpose (or pro rata from all relevant Investment Options, if so specified by the borrower). Subject to the borrower's Investment Option election, the borrowed amount shall be taken from the borrower's Accounts in the order specified by the Trustee from time to time. In no event, however, may amounts be taken from any particular Investment Option in violation of (i) the Collective Trust, (ii) the Trust, (iii) any insurance contract in which Trust assets are invested, or (iv) any contract(s) entered into between ABRA and State Street.

               (l)    Administration of Plan Loan Program. The Employer, as Plan
                      -----------------------------------
Administrator, shall be solely responsible for administering a Participant loan program established under this Section. As such, except as otherwise provided above, the Employer shall be responsible for determining, under this Section, all the terms and conditions of the loans, including whether a Participant, Beneficiary or alternate payee is eligible for a loan, whether a loan request will be approved or denied, the amount of the loan and the terms of repayment.

               Section 7.2.  Hardship Withdrawals. (a) 401(k) Hardship
               ------------  --------------------      ---------------
Withdrawals. If the Employer has elected to adopt the 401(k) arrangement
-----------
pursuant to Article 4 and has also elected in the Adoption Agreement to adopt the hardship-withdrawal feature of this Section, this Section shall apply. Subject to the spousal consent requirements of Section 6.3(b), if applicable, a Participant who has not incurred a Disability may apply to withdraw from his or her 401(k) Salary Deferral Account an amount required on account of a hardship necessary to satisfy an "immediate and heavy financial need," provided that the Participant lacks other available financial resources. A distribution shall be deemed to be made on account of an "immediate and heavy financial need" if the distribution is on account of (i) the purchase (excluding mortgage payments) of a principal residence of the Participant; (ii) payment of tuition, room and board and related educational fees for the next 12 months of post-secondary education for the Participant, or his or her spouse, children or dependents (as defined in section 152 of the Code); (iii) payment of expenses incurred or necessary for medical care (as defined in section 213(d) of the Code) for the Participant, his or her spouse or dependents (as defined in section 152 of the Code), or of expenses necessary for these persons to obtain medical care (as defined in section 213(d) of the Code); (iv) the need to prevent either the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage on the Participant's principal residence; or (v) such other deemed immediate and heavy financial needs designated by the Internal Revenue Service.

                If the value of the Participant's 401(k) Salary Deferral Account at the time of the hardship withdrawal is less than its value as of the last day of the last Plan Year ending before July 1, 1989, the Participant may withdraw from his or her 401(k) Employer Account an amount equal to the difference between (i) the value of the Participant's 401(k) Salary Deferral Account at the time of the hardship withdrawal and (ii) the value of the Participant's 401(k) Salary Deferral Account as of the last day of the last Plan Year ending before July 1, 1989. However, the amount that can be distributed cannot exceed the value of the combined assets in the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account.

               The amount that may be withdrawn because of hardship cannot exceed the aggregate contributions, less any amount previously withdrawn, made by the Participant to his or her 401(k) Salary Deferral Account, plus any earnings on such amounts allocable as of the last day of the last Plan Year ending before July 1, 1989. A distribution shall be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all the following requirements are satisfied:

                      (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (which may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                      (ii) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer.

                      (iii) The Participant's Elective Contributions and Post-Tax Employee Contributions to this Plan are suspended for 12 months under this Employer Plan, and for at least 12 months under other Qualified Plans and nonqualified plans of deferred compensation maintained by the Employer, after the receipt of the hardship distribution.

                      (iv) The Participant may not make Elective Contributions to this Plan and all other Qualified Plans of the Employer for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the dollar limitation of section 402(g) of the Code for such next taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship distribution.

               (b)    Profit Sharing Plan Hardship Withdrawals. If the Employer
                      ----------------------------------------
has adopted a Profit Sharing Plan and has elected in the Adoption Agreement to adopt the hardship-withdrawal feature of this Section, then this Section shall apply. An active Participant who has not incurred a Disability and whose Vested Portion of all Accounts is 100% may request a withdrawal from his or her Employer Account and Matching Contribution Account. However, to be eligible to make such a withdrawal, the Participant must satisfy all the following conditions:

                      (i) The Participant must first take all available withdrawals from his or her Post-Tax Employee Contribution Account under Section 7.3.

                      (ii) The Participant must demonstrate that the withdrawal is necessary to satisfy an "immediate and heavy financial need," as defined in subsection (a).

                      (iii) The Participant must demonstrate that the amount of the withdrawal does not exceed the amount of the immediate and heavy financial need (which may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

               (c)    Withdrawal Requirements. The Employer, as Plan
                      -----------------------
Administrator, shall receive a Participant's application and determine whether the applicable conditions for a withdrawal under this Section have been satisfied. If so, the Employer shall provide the appropriate information to the Trustee and shall direct the Trustee to make payment to the Participant of the approved amount to be withdrawn. The effective date of the withdrawal shall be the first Business Day on or after the later of (i) receipt by the Trustee of Notice or (ii) the date specified in such Notice. Subject to rules adopted by the Trustee, the Participant shall indicate the Investment Options from which each withdrawal is to be made and the dollar amount applicable to each Investment Option. As to each Investment Option specified (and in the order so specified), the withdrawn amount shall be taken from the Participant's Accounts in the order specified by the Trustee from time to time. In no event, however, may amounts be withdrawn from a particular Investment Option in violation of (i) the Collective Trust, (ii) the Trust, (iii) any insurance contract in which Trust assets are invested, or (iv) any contract(s) entered into between ABRA and State Street. In addition, a withdrawal under this Section shall be subject to restrictions set forth in the Trust and to rules established by the Trustee. Withdrawals under this Section shall be subject to the spousal consent requirements of Section 6.3(b), if applicable.

               Section 7.3.  Other Withdrawals. (a) Withdrawals of Rollover or
               ------------  -----------------      --------------------------
Post-Tax Employee Contributions. A Participant may elect to receive a withdrawal
-------------------------------
in accordance with rules and procedures established by the Trustee from his or her Rollover Account or Post-Tax Employee Contribution Account by Notice to the Trustee.

               (b)    Age-Based Withdrawals. An active Participant in a Profit
                      ---------------------
Sharing Plan other than a Safe Harbor Plan or a SIMPLE Plan who has not incurred a Disability may elect to receive a distribution of the Vested Portion of such Participant's Accounts, other than the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account, upon attainment of the Normal Retirement Age specified by the Employer in the Adoption Agreement, provided that if no age is so specified, such age shall be 59 1/2. An active Participant in such a Profit Sharing Plan who has not incurred a Disability shall be eligible to receive a distribution of the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account upon attaining age 59 1/2. An active Participant in a Safe Harbor Plan or a SIMPLE Plan who has not incurred a Disability shall be eligible to receive a distribution of the Participant's Accounts upon attaining age 59 1/2.

               (c)    Normal Retirement Age Withdrawals. An active Participant
                      ---------------------------------
in a Defined Contribution Pension Plan or a Target Benefit Plan who has not incurred a Disability shall be eligible to receive a distribution of the Vested Portion of the Participant's Accounts upon attainment of Normal Retirement Age.

               (d)    Withdrawal Requirements. The effective date of a
                      -----------------------
withdrawal shall be the first Business Day on or after the later of (i) Notice to the Trustee or (ii) the date specified in such Notice. Subject to rules adopted by the Trustee, the Participant shall indicate the

Investment Options from which each withdrawal is to be made and the dollar amount applicable to each Investment Option. In no event, however, may amounts be withdrawn from a particular Investment Option in violation of (i) the Collective Trust, (ii) the Trust, (iii) any insurance contract in which Trust assets are invested, or (iv) any contract(s) entered into between ABRA and State Street. In addition, a withdrawal under this Section shall be subject to restrictions set forth in the Trust and to rules and procedures established by the Trustee. Withdrawals under this Section shall be subject to the spousal consent requirements of Section 6.3(b), if applicable.

                                   ARTICLE 8
                                   ---------

                  SPECIAL PARTICIPATION AND DISTRIBUTION RULES
                  --------------------------------------------

               Section 8.1.  Change of Employment Status. If a person who is not
               ------------  ---------------------------
a Participant becomes an Eligible Employee because of a change in his or her employment status, such person shall become a Participant as of the date of such change if he or she has satisfied the participation requirements set forth in
Article 3; otherwise he or she shall become a Participant upon satisfaction of such participation requirements.

               Section 8.2.  Reemployment of an Eligible Employee Whose
               ------------  ------------------------------------------
Employment Terminated Prior to Becoming a Participant.
-----------------------------------------------------

               (a) If an Eligible Employee incurs a Break in Service before he or she had satisfied the participation requirements set forth in Article 3, his or her prior Years of Eligibility Service before such Break in Service shall be included and he or she shall become eligible to become a Participant in accordance with Article 3. Notwithstanding the foregoing sentence, if the Employer elects in the Adoption Agreement that Participants will vest in accordance with Schedule A under Section 6.1 (or a vesting schedule at least as favorable as Schedule A), then if an Eligible Employee incurs a Break in Service Year before satisfying the participation requirements of Article 3, his or her Years of Eligibility Service before such Break in Service Year shall not be taken into account.

               (b) If an Eligible Employee whose employment was terminated after he or she had satisfied the participation requirements set forth in
Article 3 and prior to becoming a Participant is reemployed by the Employer as an Eligible Employee, he or she shall become a Participant on the date of his or her reemployment.

               Section 8.3.  Reemployment of a Terminated Participant. (a)
               ------------  ----------------------------------------
Participation and Suspension of Payments. If a terminated Participant is
----------------------------------------
reemployed as an Eligible Employee by the Employer, such terminated Participant shall again become a Participant as of the date of his or her reemployment. If such a terminated Participant is receiving payments from his or her Accounts pursuant to Section 6.2, such payments shall be suspended.

               (b)    Resumption of Service Within Five Years. If a Participant
                      ---------------------------------------
who incurred a forfeiture resumes Service with the Employer before he has incurred a Period of Severance of at least five (5) years, an amount equal to the forfeiture determined under Section 6.1 shall be restored to the Participant's Employer Account or Matching Contribution Account, as appropriate. The restoration shall be made as of the date that the Trustee is notified by the Employer that the Participant's Service with the Employer has resumed. Any amount that must be restored to a Participant's Employer Account or Matching Contribution Account shall be taken from any forfeitures that have not been reallocated under Section
6.1 and, if the amount of forfeitures available for this purpose is insufficient, the Employer shall make a timely supplemental contribution of an amount sufficient to enable the Trustee to restore the forfeiture to the Participant's Accounts.

               (c)    Resumption of Service After Five Years. If a Participant
                      --------------------------------------
who sustained a forfeiture resumes Service with the Employer after he has incurred a Period of Severance of at least five (5) years, the forfeiture shall not be restored to the Participant's Accounts. Thereafter, the Participant shall be 100% vested with respect to any undistributed portion of his or her Employer Account and Matching Contribution Account that is attributable to the contributions made with respect to the Participant's Service prior to his or her Period of Severance, and the vesting schedule under Section 7.2 shall be applied only to the portion of his or her Employer Account and Matching Contribution Account that is attributable to contributions made with respect to the Participant's Service following the Participant's reemployment with the Employer.

               Section 8.4.  Employment by Related Entities. If a person is
               ------------  ------------------------------
employed by a Related Employer, then any period of such employment shall be taken into account solely for purposes of determining whether and when such person is eligible to participate in the Plan, measuring such person's years of Service and when such person has terminated employment with the Employer to the same extent it would have been had such period of employment been as an Employee.

               Section 8.5.  Leased Employees. If an individual who performed
               ------------  ----------------
services under an agreement between the Employer and any leasing organization for an Employer, a Related Employer or other "related person" (as defined in section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year under the primary direction or control by the Employer (a "leased employee") becomes an Employee, or if an Employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in this Plan under Article 3, measuring such individual's years of Service and determining when such person has retired or otherwise terminated his or her Service for purposes of Article 6 to the same extent it would have been had such Service been as an Employee. This Section shall not apply to any period of Service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

               Section 8.6.  Reemployment of Veterans. The provisions of this
               ------------  ------------------------
Section shall apply in the case of the reemployment by an Employer of a Participant, within the period prescribed by laws relating to the rights of reemployed veterans, after the Participant's completion of a period of qualified military service (as defined in section 414(u)(5) of the Code). The provisions of this Section are intended to provide such Participants with the rights required by section 414(u) of the Code, and shall be interpreted in accordance with such intent.

               (a)    Make Up of Participant Contributions. Such Participant
                      ------------------------------------
shall be entitled to make up contributions under the Plan ("make up participant contributions"), in addition to any Elective Contributions and Post-Tax Employee Contributions which the Participant elects to have made under the Plan pursuant to Sections 4.2 and 4.3. From time to time while employed by an Employer, such Participant may elect to contribute such make up participant contributions during the period beginning on the date of such Participant's reemployment and ending on the earlier of:

                      (i) the end of the period equal to the product of three and such Participant's period of qualified military service, and

                      (ii) the fifth anniversary of the date of such reemployment.

Such Participant shall not be permitted to contribute make up participant contributions to the Plan in excess of the aggregate amount which the Participant could have elected to have made under the Plan in the form of Elective Contributions and Post-Tax Employee Contributions if the Participant had continued in active employment with his or her Employer during such period of qualified military service. If the applicable Employer Plan provides for Post-Tax Employee Contributions, the Participant shall have a right to designate whether any such make-up contributions will be treated as Elective Employee Contributions or Post-Tax Employee Contributions for purposes of this Section. The manner in which a Participant may elect to contribute make up participant contributions pursuant to this subsection (a) shall be prescribed by the Employer.

               (b)    Make Up of Matching Contributions. A Participant who
                      ---------------------------------
contributes make up participant contributions in the form of Elective Contributions or Post-Tax Employee Contributions as described in subsection (a) shall be entitled to an allocation of Matching Contributions ("make up matching contributions") in an amount equal to the amount of Matching Contributions that would have been allocated to the Matching Contribution Account of such Participant under the Plan if such make up participant contributions had been made during the period of such Participant's qualified military service (as determined pursuant to section 414(u) of the Code). The Participant's Employer shall make a special contribution which shall be utilized solely for purposes of such allocation.

               For purposes of determining the amount of contributions to be made under this Section, a Participant's "Base Pay" during any period of qualified military service shall be determined in accordance with section 414(u) of the Code. Any contributions made by a Participant or an Employer pursuant to this Section on account of a period of qualified military service in a prior Plan Year shall not be subject to the limitations prescribed by Sections 4.2(e),
4.5 and 5.4 of the Plan (relating to sections 402(g), 404 and 415 of the Code) for the Plan Year in which such contributions are made. The Plan shall not be treated as failing to satisfy the nondiscrimination rules of Section 4.2(d) of the Plan (relating to sections 401(k)(3) and 401(m) of the Code) for any Plan Year solely on account of any make up contributions made by a Participant or an Employer pursuant to this Section.

                                   ARTICLE 9
                                   ---------

                                 ADMINISTRATION
                                 --------------

               Section 9.1.  Administration. The Employer shall be responsible
               ------------  --------------
for the administration of the Plan and shall be the Plan's agent for service of legal process, the "administrator" of the Plan and a "named fiduciary" within the meaning of ERISA. The Employer may allocate its responsibilities and may designate any person, partnership, corporation or other entity to carry out any of its responsibilities with respect to administration of the Plan. The Employer shall have the duty and authority to interpret and construe, in its sole discretion, the terms of the Plan in regard to all questions of eligibility, the status and rights of Participants, distributees and other persons under the Plan, and the manner, time, and amount of payment of any distribution under the Plan. Benefits under the Plan shall be paid only if the Employer, as Plan Administrator, decides in its discretion that the Participant or Beneficiary is entitled to such benefits.

               Section 9.2.  Claims Procedure. If any Participant or Beneficiary
               ------------  ----------------
believes he or she is entitled to benefits in an amount greater than those which he or she is receiving or has received, he or she may file a claim with the Employer. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Employer shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of his or her decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the Employer's decision with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan. The Employer shall also advise the claimant that the claimant or the claimant's duly authorized representative may request a review by the Employer of the denial by filing with the Employer, within 65 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the Employer within the same 65-day period. If a request is so filed, review of the denial shall be made by the Employer within, unless special circumstances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the Employer's final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the Employer's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

               Section 9.3.  Notices to Participants, Etc. All notices, reports
               ------------  ----------------------------
and statements given, made, delivered or transmitted to a Participant or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the Participant or such person at the address last appearing on the records of the Employer. A Participant or other person may record any change of his or her address from time to time by written notice filed with the Employer.

               Section 9.4.  Notices to Employer or Trustee. Written directions,
               ------------  ------------------------------
notices and other communications from Participants or any other person entitled to or claiming benefits under the Plan to the Employer or the Trustee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the Trustee for the giving of such directions, notices and other communications.

               Section 9.5.  Evidence of Action by Employer -- Information to Be
               ------------  ---------------------------------------------------
Supplied. The Employer shall furnish ABRA with copies of any legal process which
--------
may be served on the Plan and copies of any notices dealing with the Plan received from the Internal Revenue Service, the Department of Labor or any other governmental agency. Such copies shall be delivered to ABRA no later than five
(5) after any such legal process or notice is received by the Employer. The Employer shall furnish ABRA with such information, notices, directions and certificates as ABRA shall deem necessary to perform its duties. The Employer shall certify to ABRA the names and signatures of the person or persons entitled to act on behalf of the Employer in dealing with ABRA.

               Any action by the Employer under the Plan and any information, notice, direction, or certification from the Employer to ABRA shall be evidenced by a written instrument, in such form as ABRA may prescribe, signed on behalf of the Employer by such designated person or persons. ABRA may rely upon any such instrument which ABRA considers genuine and to have been signed and presented by the proper persons.

               Section 9.6.  Records. The Employer shall keep a record of all of
               ------------  -------
its proceedings with respect to the Plan and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

                                   ARTICLE 10
                                   ----------

                           CONTINUANCE BY A SUCCESSOR
                           --------------------------

               In the event that the Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity other than the Employer shall succeed to all or substantially all of the Employer's business, such successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Adoption Agreement. If, within 30 days following the effective date of any such reorganization, such successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to employees of the Employer as of the close of business on the 30th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the Employer shall direct the Trustee to distribute the Trust account in the manner provided Article 13.

                                   ARTICLE 11
                                   ----------

                                  MISCELLANEOUS
                                  -------------

               Section 11.1. Paired Plans. The nondiscrimination requirements of
               ------------- ------------
section 401(a)(4) of the Code, the contribution and benefit limitations of section 415 of the Code and the
top-heavy provisions of section 416 of the Code shall be applied to paired plans as described in Section 3.1(d) as if they were a single plan.

               (a)    Minimum Contribution Election. Any Employer that adopts
                      -----------------------------
such paired plans shall, in each Adoption Agreement relating to such paired plans, select one of the following two options (notwithstanding any contrary provision in the Plan relating to Minimum Contributions):

               (1) The Employer shall not fail to make the Minimum Contribution under one of the paired plans for a Plan Year solely because it has made the Minimum Contribution to the other paired plan for the same Plan Year; or

               (2) The Employer's elections in each Adoption Agreement for such paired plans shall be designed to benefit the same Participants under each of such paired plans, and the Employer shall not be required to make the Minimum Contribution under both paired plans. As a result, the Employer shall, under the relevant Adoption Agreements, make identical elections with respect to minimum participation requirements, entry dates and the eligibility of Participants to make, receive or share in contributions.

In the event the same Participants under each of such paired plans do not benefit under each such paired plan, clause (1) of this subsection (a) shall apply notwithstanding the Employer's elections in each of the Adoption Agreements.

               (b)    Safe Harbor Contribution Election. Any Employer that
                      ---------------------------------
adopts such paired plans and elects to make Safe Harbor Contributions shall, in each Adoption Agreement relating to such paired plans, select one of the following two options (notwithstanding any contrary provision in the Plan relating to Safe Harbor Contributions):

               (1) The Employer shall make the Safe Harbor Contributions to the paired plan that includes the cash or deferred arrangement under section 401(k) of the Code; or

               (2) The Employer's elections in each Adoption Agreement for such paired plans shall be designed to benefit the same Participants under each of such paired plans by making, under the relevant Adoption Agreements, identical elections with respect to minimum participation requirements, entry dates and the eligibility of Participants to make, receive or share in contributions; provided, however, that the paired plans have identical Plan Years.

               Section 11.2. Contribution Limit on Owner-Employees.
               ------------- -------------------------------------
Contributions made on behalf of any Owner-Employee may be made only with respect to the Earned Income of such Owner-Employee which is derived from the business to which this Plan applies.

               Section 11.3. Non-Assignability. (a) In General. It is a
               ------------- -----------------      ----------
condition of the Plan, and all rights of each Participant and Beneficiary shall be subject thereto, that no right or interest of any Participant or Beneficiary in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any Participant or Beneficiary in the

Plan shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any spouse except as provided below.

               (b)    Exception for Qualified Domestic Relations Orders.
                      -------------------------------------------------
Notwithstanding any provision of the Plan to the contrary, if a Participant's Accounts under the Plan, or any portion thereof, shall be the subject of one or more qualified domestic relations orders, as defined below, such Accounts or portion thereof shall be paid to the person at the time and in the manner specified in any such order. For purposes of this subsection (b), "qualified domestic relations order" shall have the meaning assigned to such term by section 414(p) of the Code, as determined by the Employer pursuant to procedures established by the Employer.

               (c)    Exception for Loans. Notwithstanding any provision of the
                      -------------------
Plan to the contrary, if a portion of a Participant's (or former Participant's who is a party in interest) Accounts is used to secure a loan pursuant to
Section 7.1(c), such security interest shall not be a violation of this Section 11.3.

               (d)    Other Exceptions. Notwithstanding any provision of the
                      ----------------
Plan to the contrary, to the extent permitted by law, any offset of a Participant's Accounts against an amount that the Participant is ordered or required to pay to the Plan pursuant to a judgment in a criminal action, a civil judgment in connection with a violation of Part 4 of Subtitle B of Title I or ERISA or a settlement agreement between the Secretary of Labor and the Participant or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation of Part 4 of Subtitle B of the Title I of ERISA shall not be a violation of this Section 11.3.

               Section 11.4. Employment Non-Contractual. The Plan confers no
               ------------- --------------------------
right upon any Employee to continue in employment.

               Section 11.5. Limitation of Rights. A Participant or Beneficiary
               ------------- --------------------
shall have no right, title or claim in or to any specific asset of the custodial account, but shall have the right only to distributions from the custodial account on the terms and conditions herein provided.

               Section 11.6. Merger or Consolidation with Another Plan. A
               ------------- -----------------------------------------
merger or consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation, or transfer.

               Section 11.7. Employer to File Reports and Furnish Plan
               ------------- -----------------------------------------
Information. The Employer, as Plan Administrator, shall file with the Secretary
-----------
of Labor and the Secretary of the Treasury and furnish each Participant with all reports, plan descriptions, explanatory material and other information, at such times and in such form and manner, as shall be required under the Code or ERISA. Without limiting the generality of the foregoing, the Employer shall file with the Secretary of Labor (i) an annual report (as described in section 103 of ERISA) for each Plan Year within 210 days after the close of such Plan Year,
(ii) plan description at such times as the Secretary of Labor may require, and
(iii) information as to any material amendment to the Plan as may be required. The Employer shall also furnish each Participant a copy of the summary plan description within 90 days after such person becomes a Participant and a copy of each Plan amendment within 210 days after the end of the Plan Year in which such amendment is adopted. Every fifth year, the Employer shall furnish each Participant with a copy of an updated summary plan description which integrates all amendments made since the last updated summary plan description was furnished. Within 210 days after the close of each Plan Year, the Employer shall furnish each Participant a fair summary of the information contained in the latest annual report filed with the Secretary of Labor, including a statement of the assets and liabilities of the custodial account aggregated by categories and valued at their current value and the same data displayed in comparative form for the previous Plan Year, together with a statement of receipts and disbursements during the Plan Year covered by the latest annual report aggregated by general sources and applications. The Employer shall also file with the Secretary of the Treasury or his or her delegate such returns and reports as to the administration of the Plan, at such times and in such form, as may be required at the time of reference under sections 6057 and 6058 and other applicable sections of the Code and regulations. As used in this Section, the term "Participant" shall also include and refer to the beneficiaries of a Participant who are entitled to receive benefits under the Plan at the time of reference, each of whom shall be considered to have become a Participant for purposes of this Section at the time he first receives benefits.

               Section 11.8. Loss of Qualified Status. If an Employer Plan as ------------- ------------------------S
adopted by an Employer fails, for any reason, to retain its status as a qualified plan under section 401 of the Code, such Employer Plan shall be considered to be an individually designed plan and to no longer be a part of the Plan.

               Section 11.9. Gender and Plurals. Wherever used in the Plan,
               ------------- ------------------
words in the masculine gender shall include both the masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

               Section 11.10. Governing Law. To the extent not superseded by
               -------------- -------------
Federal law, the laws of the State of Illinois shall be controlling in all matters relating to the Plan.

               Section 11.11. Limitation of Participant Rights. The adoption and
               -------------- --------------------------------
maintenance of the Plan and the Trust by the Employer shall not be construed as giving any Participant or other person any legal or equitable right against the Employer or the Trustee, except as provided herein or in the Trust or as enlarging, modifying or affecting the tenure or terms of employment of any Participant.

               Section 11.12. Allocation of Responsibilities Among Fiduciaries.
               -------------- ------------------------------------------------
Each Fiduciary shall have only those specific powers, duties, responsibilities and obligations as are specifically allocated to it under the Plan. In general, the Board of Directors of ABRA, shall have the sole authority to appoint and remove the Trustee and to amend or terminate, in whole or in part, the Plan and the Trust.

               The Plan Administrator shall have the duties with respect to the Employer Plan provided under Article 9. In addition, the Plan Administrator shall have the sole responsibility for the administration of the Employer Plan.

               The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets under the Trust, which responsibility may also be delegated in whole or in part to one or more Investment Managers in accordance with procedures set forth in the Trust. The Trustee shall be responsible only for the Trust assets that it manages. If the Trustee or ABRA appoints one or more Investment Managers, the Investment Manager shall have the sole responsibility for management of the Trust assets with respect to which it has been appointed. To the extent that Trust assets are allocated to one or more separate accounts of an insurance company, such insurer shall be the Investment Manager with respect to those assets. The Trustee shall be responsible for such administration of the Plan as is delegated to it by means of a group annuity contract (or other agreement) and an administrative agreement. The Trustee shall also have the sole authority to appoint an investment advice provider for purposes of providing investment advice to Participants. ABRA shall have the sole responsibility to select, contract with, review the performance of, and remove the Trustee (subject to the terms of applicable agreements), while the Trustee and ABRA shall each have the sole responsibility to select, contract with, review the performance of, and remove, certain of the Investment Managers (in accordance with the terms of applicable agreements) and the Trustee shall have the sole responsibility to select, contract with, review the performance of, and remove an investment advice provider (in accordance with the terms of applicable agreements).

               Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under the Plan and Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action, except that each Fiduciary shall not be relieved from liability for a breach of fiduciary responsibility by a co-Fiduciary under section 405(a) of ERISA. It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and Trust.

               To the extent that the Participants direct the investment of their Accounts, section 404(c) of ERISA is intended to apply and, to the extent applicable, shall apply, and neither the Trustee nor ABRA shall be liable for any loss that results from the Participants' exercise of investment control.

               Section 11.13. Payment of Expenses. All reasonable costs, fees
               -------------- -------------------
and expenses incurred in connection with the administration and operation of the Plan and Trust, as such expenses are allocated to the Employer Plan, shall be paid out of the Accounts to the extent not paid by the Employer. Such expenses shall include fees for legal, accounting or investment services rendered to the Trustee, charges payable under any group annuity contract or funding agreement entered into by the Trustee, enrollment, recordkeeping, administration and other fees (including, but not limited to, any termination fees) payable in accordance with the terms of any agreement entered into between ABRA and the Trustee pertaining to the Trust and the Employer Plan. An Employer may designate in writing that any such payment shall be for the administrative expenses charged by the Trustee and ABRA for accounts invested in any one or more Investment Options as may be designated by the Trustee. If no such designation is made, such payment shall be deemed to reduce expense allocations otherwise made to the Accounts of all Participants. Until paid, the administrative expenses shall constitute a liability of Trust.

However, the Employer may reimburse the Trust for any administrative expenses described above. Any administrative expense paid to the Trust as a reimbursement shall be subject to the allocation rules contained in the third sentence of this Section, and shall not be considered an Employer contribution to the Plan.

               Section 11.14. Electronic Media. Notwithstanding any provision of
               -------------- ----------------
the Plan to the contrary and for all purposes of the Plan, to the extent permitted by the Trustee and any applicable law or regulation, the use of electronic technologies shall be deemed to satisfy any written Notice, consent, delivery, signature, disclosure, time or recordkeeping requirement under the Plan, the Code or ERISA to the extent permitted by or consistent with applicable law and regulations.

                                   ARTICLE 12
                                   ----------

                           TOP-HEAVY PLAN REQUIREMENTS
                           ---------------------------

               Section 12.1. Top-Heavy Status of Employer Plan. The Trustee
               ------------- ---------------------------------
shall annually determine whether the Employer Plan is Top-Heavy (unless otherwise elected by the Employer in an Adoption Agreement). If the Employer Plan is found to be Top-Heavy for a Plan Year, the Employer shall make a Minimum Contribution for that Plan Year. A SIMPLE Plan that is maintained in accordance with section 401(k)(11) of the Code shall not be subject to the requirements of this Article.

               For purposes of this Article, the following terms shall be defined as follows:

               (a)    Determination Date. For any Plan Year, the last day of the
                      ------------------
preceding Plan Year. For the first Plan Year, the Determination Date means the last day of that year.

               (b)    Minimum Contribution. An Employer contribution determined
                      --------------------
in accordance with the following rules for a particular Plan Year:

                      (i)    Except as otherwise provided under subsections
               (iii) and (iv), if the Employer has elected to make an integrated contribution pursuant to Section 5.2(c), the Employer contributions (under Article 4) and forfeitures (under Article 6) allocated on behalf of each Participant shall not be less than 3% of the Participant's Compensation (or, if less, and if the Employer has no defined benefit plans that are qualified under section 401(a) of the Code that designate the Employer Plan to satisfy the minimum contribution/benefit requirements of section 416 of the Code, the highest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year). The Minimum Contribution shall be determined without regard to Social Security contributions, Elective Contributions and Matching Contributions. However, if the Employer has not elected to make an integrated contribution pursuant to Section 5.2(c), then the Minimum Contribution shall only be made to each Participant who is not a Key Employee.

                      (ii) The Minimum Contribution shall be allocated on behalf of a Participant even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation (or would have received a lesser allocation) for the Plan Year because the Participant did not complete 1,000 Hours of Service (or any equivalent provided in the Plan) during such Plan Year.

                      (iii) The Minimum Contribution shall not be allocated on behalf of a Participant who is not employed by the Employer on the last day of the Plan Year, if such a last-day requirement otherwise applies under the Employer Plan.

                      (iv) The Minimum Contribution shall not be made for a Participant to the extent that the Participant is covered under another Qualified Plan (or Plans) of the Employer and the Employer has elected in the nonstandardized Adoption Agreement that the minimum contribution and benefit requirements of section 416 of the Code shall be satisfied by such other Qualified Plan (or Plans).

                      (v) If subsection (i) applies (but the exceptions in subsections (iii) and (iv) do not apply), and the Employer adopts more than one form of the Plan, the Employer Plan under which the Minimum Contribution shall be made shall be determined under
               Section 4.1.

                      (vi) The figure "5%" shall be substituted for "3%" in subsection (b)(i) if the Employer has also adopted the American Bar Association Members Defined Benefit Pension Plan, both such plan and the Employer Plan are Top-Heavy (within the meaning of Section 12.1), and the Employer elects to make the Minimum Contribution under the Employer Plan.

                      (vii) Notwithstanding Section 2(10)(d), a Participant's Compensation for purposes of this Section shall include all compensation actually paid or made available to the Participant for the entire Plan Year even though the Participant may not have been a Participant for the entire Plan Year.

               (c)    Key Employee. Any Employee or former Employee (and the
                      ------------
beneficiaries of such Employee) who at any time during the Plan Year containing the Determination Date or during any of the four (4) preceding Plan Years was an officer of the Employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, 132(f), section 402(e)(3), section 402(h) or section 403(b) of the Code.

               The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the Income Tax Regulations thereunder.

               (d)    Permissive Aggregation Group. The Required Aggregation
                      ----------------------------
Group of plans plus any other Qualified Plans of the Employer which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

               (e)    Present Value of Accrued Benefits. The value determined by
                      ---------------------------------
using the interest and mortality rates specified in the Adoption Agreement. The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans qualified under section 401(a) of the Code that are maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b) of the Code.

               (f)    Required Aggregation Group. Each Qualified Plan of the
                      --------------------------
Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date or during any of the four (4) preceding Plan Years (regardless of whether the plan has terminated) and any other Qualified Plan that enables any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code.

               (g)    Top-Heavy. With respect to any Plan Year that any one of
                      ---------
the following conditions exists:

                      (1) The Top-Heavy Ratio for the Employer Plan exceeds 60%, and the Employer Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

                      (2) The Employer Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%.

                      (3) The Employer Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

               (h)    Top-Heavy Ratio.
                      ---------------

                      (1) The Top-Heavy Ratio for the Employer Plan, or any Required or Permissive Aggregation Group, as appropriate, is a fraction the numerator of which is the sum of account balances under the aggregated Qualified Defined Contribution Plans of the Employer (including this Plan and any "simplified employee pension plan" as defined in section 408(k)of the Code) for all Key Employees computed in accordance with section 416 of the Code and the Present Value of Accrued Benefits under the aggregated defined benefit plans qualified under section 401(a) of the Code of the Employer for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated Qualified Defined Contribution Plans (including this Plan and any "simplified employee pension plan" as defined in section 408(k) of the Code) for all Participants determined in accordance with section 416 of the

               Code and the Present Value of Accrued Benefits under the defined benefit plans that are qualified under section 401(a) of the Code for all Participants as of the Determination Date, all in accordance with section 416 of the Code and the Income Tax Regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit or any part of any account balance made within the Plan Year containing the Determination Date and the four (4) preceding Plan Years. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any Employer contributions which are due but unpaid as of the Determination Date but which are required to be taken into account as such under section 416 of the Code and the Income Tax Regulations thereunder.

                      (2) For purposes of paragraph (1), the value of account balances and the Present Value of Accrued Benefits will be determined as of the latest Valuation Date that falls within or ends with the 12-month period ending on the Determination Date. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior Plan Year or (B) who has not performed services for the Employer maintaining this Plan at any time during the five-year period described in paragraph (1), shall be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the Income Tax Regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                                   ARTICLE 13
                                   ----------

                            AMENDMENT AND TERMINATION
                            -------------------------

               Section 13.1. In General. (a) No amendment to the Plan shall be
               ------------- ----------
effective to the extent that it has the effect of decreasing a Participant's accrued benefit except to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, a Participant's Vested Portion (determined as of such date) will not be less than his or her Vested Portion computed under the Plan without regard to such amendment. No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit; provided, however, that an amendment that eliminates or restricts the ability of a Participant to receive his or her account balance under a particular optional form of benefit shall be permitted if:

                      (1) The amendment provides a single-sum distribution form that is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the participant) except with respect to the timing of payments after commencement of benefits; and

                      (2)    The amendment is not effective until the earlier of
               (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications and
               (ii) the first day of the second Plan Year beginning after the Plan Year in which the amendment is adopted.

               If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested Portion or if after any such amendment the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his or her Vested Portion computed under the Plan without regard to such amendment or change.

               The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                      (1)    60 days after the amendment is adopted;

                      (2)    60 days after the amendment becomes effective; and

                      (3) 60 days after the Participant is issued written notice of the amendment by the Employer.

               (a)    Amendment by ABRA. By adoption of this Plan, the Employer
                      -----------------
delegates to ABRA the right to amend the Plan in whole or in part at any time or times without prior notice to the Employer or any person having an interest under the Plan. Each Employer shall be deemed to have consented to each such amendment unless it dissents in writing delivered to ABRA within 30 days after a copy of such amendment has been furnished to the Employer. If an Employer dissents from any amendment made by ABRA, such Employer's Plan will no longer be considered part of the Plan, but will be considered an individually designed plan. Any amendment of the Plan which ABRA determines to be necessary to insure initial or continued approval of the Plan as qualified and exempt from taxation under sections 401 and 501(a) of the Code may be retroactively effective to the extent required to maintain such approved status and the rights and interests of all persons under the Plan shall be subject to the terms of any such retroactive amendment.

               (b)    Amendment of Adoption Agreement by Employer. (1) Without
                      -------------------------------------------
prior notice to any Participant or beneficiary, the Employer may amend the Adoption Agreement at any time or times, subject to acceptance by ABRA, in order to elect or change any of the Adoption Agreement options available to the Employer at the time of such amendment. Any amendment of the Adoption Agreement which the Employer determines to be necessary to insure initial or continued approval of the Plan as qualified and exempt from taxation under sections 401 and 501(a) of the Code in relation to the Employer's trade or business may be made retroactively effective to the extent required to maintain such approved status and the rights and interests of all persons under the Plan shall be subject to the terms of any such retroactive amendment. No other Adoption Agreement amendment may be made retroactive in any manner which deprives any person of any benefits or interests vested in him under the Plan as of the later of the date such amendment is adopted or the date it becomes effective. No amendment to the Adoption Agreement shall decrease a Participant's Accounts or eliminate certain optional forms of distribution.

               (2) An Employer may amend the Plan by adding overriding language to the Adoption Agreement where such language is necessary to satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans under such sections of the Code.

               (3) An Employer may adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

               (4) If any Adoption Agreement amendment reduces the Employer's obligations or contributions to or for any Participant or restricts eligibility in a manner which might affect the qualified and tax exempt status of the Plan, the Employer shall be solely responsible to determine the effect of any such amendment and to submit the same to the Internal Revenue Service for approval if the Employer deems such action necessary or desirable.

               (5) If the Employer amends the Plan or non-elective portions of the Adoption Agreement for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, the Plan will no longer be considered part of the Plan but will be considered an individually designed plan.

               Section 13.2. Termination of Plan by Employer. The Employer may
               ------------- -------------------------------
at any time terminate the Employer Plan by giving written notice to that effect to the Trustee and all Participants. The Employer Plan shall terminate on the death of the Employer (if the Employer is a sole proprietor) or on the termination of the Partnership (if the Employer is a partnership) unless provision is made by a successor to the Employer's trade or business for the continuation of the Employer Plan. Upon the death of an Employer who is a sole practitioner, all duties and responsibilities of the Employer under the Plan shall be assumed by a person or persons designated by the executor or administrator of the estate of the deceased Employer. In the event of any such termination, the Accounts of Participants and Beneficiaries shall continue to be held and administered by the Trustee and shall be distributed by the Trustee pursuant to Section 13.3 as soon as administratively feasible. A permanent suspension of contributions by the Employer under a Profit Sharing Plan shall be deemed a termination of the Employer Plan for purposes of this Section.

               In the event the Employer shall cease to exist at any time and the Employer Plan is not continued by a successor to the Employer as provided above, ABRA shall thereupon assume all rights, powers and duties of the Employer under the Employer Plan to the extent necessary to complete the distribution of all interests in the Employer Plan. If, at the time of any such cessation of the Employer's existence, no effective written directions shall then be on file with the Trustee pursuant to the Employer Plan governing the distribution of a Participant's Accounts, ABRA shall direct the Trustee pay such interest to such person or persons, in such shares and installments and at such time or times as ABRA, in its sole discretion, shall determine to be in accordance with the provisions of the Plan.

               Section 13.3. Distribution of Participant Accounts. Upon
               ------------- ------------------------------------
termination or partial termination of the Employer Plan, or complete discontinuance of contributions of an Employer Plan that is a Profit Sharing Plan, by the Employer thereunder, the right of each affected Participant (including each Former Participant who terminated employment with the Employer while his or her Vested Portion was less than 100%, who has not incurred five
(5) consecutive Break in Service Years, and who is required under applicable official guidance of the Internal Revenue Service to receive upon termination a restoration of the unvested portion of his or her Accounts) to the amounts in his or her Accounts at such time shall be fully vested and nonforfeitable (subject to any contrary provisions of the Trust). If the Employer Plan is terminated, the Employer, subject to the rules of the Trustee, shall direct the Trustee to cause the amounts in the Accounts of each Participant to be distributed in accordance with the provisions of Article 6. With respect to amounts in a Participant's 401(k) Employer and 401(k) Salary Deferral Accounts, the Employer may only direct the Trustee to make such distributions if the Employer does not maintain a successor plan, other than an "employee stock ownership plan" (as defined in section 4975(e) or 409 of the Code) or a "simplified employee pension" (as defined in section 408(k) of the Code), and if such distributions after March 31, 1988 are made in a single-sum payment.

               Subject to the requirements of this Section and Article 5, if the Employer Plan is terminated before all forfeited amounts, and all income thereon, have been disposed of under Sections 4.2(d) and 6.1, the amounts not disposed of shall be allocated pro rata to the Employer Accounts of Participants who are Employees on the date of termination, in accordance with their relative Compensation for the Plan Year in which termination occurs.

               Section 13.4. Trustee-to-Trustee Transfer. If an Employee who
               ------------- ---------------------------
becomes a Participant has an account or accounts under a Qualified Plan in which he previously participated, the Trustee, upon request of the Participant (or upon the request of the Employer, provided the Qualified Plan in which the Participant previously participated is a plan of such Employer) and with the consent of both the Employer and the employer under such other Qualified Plan, may accept amounts accrued by the Participant under such other Qualified Plan for credit to the Participant's corresponding Accounts (provided that the Trustee is assured of the tax-qualified status of the transferor plan). The Plan Administrator shall determine both the conditions under which each such transfer is to be made and the Accounts to which transferred amounts are to be credited, and shall convey this determination to the Trustee by Notice to the Trustee. Transferred amounts shall be credited to Accounts that adequately protect the tax characteristics and distribution restrictions that apply to the transferred amounts.

               Section 13.5. Transfer to New Plan by Employer. The Employer
               ------------- --------------------------------
shall have the right at any time to direct the Trustee to transfer all property held in the Trust to another custodian or to a trustee of any new plan adopted by the Employer pursuant to this Section. At the direction of the Employer, the Trustee shall make such transfer as of the first Business Day after receipt of such direction and the interests and participation of all Participants and their Beneficiaries under the Employer Plan shall cease as of such date.

               Any new plan adopted by an Employer for transfer of the Trust under this Section shall be a tax-qualified plan under section 401 of the Code, which is administered by a bank, custodian company, investment company, insurance company or other appropriate institution or person permitted by the Code to act as custodian or trustee for such new plan.

               Section 13.6. Trust Fund to Be Applied Exclusively for
               ------------- ----------------------------------------
Participants and Their Beneficiaries. Subject only to the provisions of Sections
------------------------------------
4.5, 5.4, 5.5 and 13.2, and any other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust to be used for or diverted for any purpose not for the exclusive benefit of Participants and their beneficiaries either by operation or termination of the Plan, power of amendment or other means.

                                 FIRST AMENDMENT
                                       TO
                            AMERICAN BAR ASSOCIATION
                             MEMBERS RETIREMENT PLAN



         The American Bar Association Members Retirement Plan (the "Plan"), in the form approved by the Internal Revenue Service in opinion letters dated December 16, 1996, shall be amended in the following respects, effective July 2, 2001:

            The third paragraph of Section 16.3 is amended by inserting the following new sentence immediately following the third sentence thereof:

            "The Trustee shall also have the sole authority to appoint an investment advice provider for purposes of providing investment advice to Participants."

            IN WITNESS WHEREOF, this First Amendment is adopted this 2nd day of July, 2001.

                                    AMERICAN BAR RETIREMENT
                                    ASSOCIATION


                                    By /s/
                                       ----------------------------
                                       President

                     GUST AMENDMENT TRANSITIONAL SUPPLEMENT
                                       TO
                               ADOPTION AGREEMENTS


All Employers must complete this GUST Amendment Transitional Supplement unless the Employer Plan is a new plan that is first effective on or after January 1, 2001. The provisions of this GUST Amendment Transitional Supplement shall apply to all Employer Plans in existence before January 1, 2001.


1.       HIGHLY COMPENSATED EMPLOYEES.
         ----------------------------

         (a) Compensation Look-Back Year. Indicate the look-back year used for purposes of determining Highly Compensated Employees for
                                                                           ---
                  Plan Years beginning on or after January 1, 1997 (check one):
                  ------------------------------------------------

                  (1)      [ ]   Plan Year Election. If this option is selected,
                           for all such prior Plan Years, a Highly Compensated Employee was any Employee who was a 5%-owner at any time during such Plan Year or the prior Plan Year or earned Compensation in excess of $80,000 (as indexed) for prior Plan Year.

                  (2)      [ ]   Calendar Year Election. If this option is
                           selected, for the following prior Plan Years, a Highly Compensated Employee was any Employee who earned Compensation in excess of $80,000 (as indexed) for the calendar year beginning with or within the prior Plan Year.

                           (A)  [ ]  Plan Year beginning on or after January 1,
                                     1997

                           (B)  [ ]  Plan Year beginning on or after January 1,
                                     1998

                           (C)  [ ]  Plan Year beginning on or after January 1,
                                     1999

                           (D)  [ ]  Plan Year beginning on or after January 1,
                                     2000

         (b)      [ ]      Top Paid Group Election. Indicate whether the
                  Employer made the top-paid group election for any prior Plan Years beginning on or after January 1, 1997 for purposes of determining Highly Compensated Employees (check one):

                  (1) [ ] No Election. If this option is selected, for all such prior Plan Years, all Employees who earned $80,000 (as indexed) were Highly Compensated Employees.

                  (2) [ ] Top 20% Only Election. If this option is selected, during the following prior Plan Years, only Employees in the top 20% of Employees for the prior Plan Year (or, if the Calendar Year Election was made above, the calendar year beginning with or within the prior Plan Year ) ranked by Compensation were Highly Compensated Employees.

                           (A)  [ ]  Plan Year beginning on or after January 1,
                                     1997

                           (B)  [ ]  Plan Year beginning on or after January 1,
                                     1998

                           (C)  [ ]  Plan Year beginning on or after January 1,
                                     1999

                           (D)  [ ]  Plan Year beginning on or after January 1,
                                     2000

2.       NONDISCRIMINATION TESTING RULES. Indicate the manner in which the
         --------------------------------
actual deferral percentage test and the actual contribution percentage test were administered for prior Plan Years beginning on or after January 1, 1997 (check
             ----------------------------------------------------------
one):

         (a) [ ] Current Year Testing Method. If this option is selected, for all such prior Plan Years, the actual deferral percentage or actual contribution percentage tests were applied by comparing the actual deferral percentage and the actual contribution percentage of Highly Compensated Employees for the Plan Year to the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the same Plan Year.

         (b) [ ] Prior Year Testing Method. If this option is selected, for the following prior Plan Years, the actual deferral percentage or actual contribution percentage tests were applied by comparing the actual deferral percentage and the actual contribution percentage of Highly Compensated Employees for the Plan Year to the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the immediately preceding Plan Year.

                           (A)  [ ]  Plan Year beginning on or after January 1,
                                     1997

                           (B)  [ ]  Plan Year beginning on or after January 1,
                                     1998

                           (C)  [ ]  Plan Year beginning on or after January 1,
                                     1999

                           (D)  [ ]  Plan Year beginning on or after January 1,
                                     2000.

3.       INVOLUNTARY SMALL BENEFITS DISTRIBUTIONS. Indicate below whether prior
         -----------------------------------------                        -----
to January 1, 2001 the Annuity Rules of the Plan applied to the Employer Plan:
------------------
(check one)

         (a) [ ] Employer Plan Subject to the Annuity Rules. If the Annuity Rules of the Plan applied to an Employer Plan prior to January 1, 2001, the following provisions apply with respect to such Employer
              Plan:

              (1) For Plan Years beginning after August 5, 1997, but prior to January 1, 2001, notwithstanding any provision of the Plan to the contrary, if a Participant's Vested Portion does not exceed, and did not at the time of any prior distribution exceed, $5,000, such amount shall be paid in a single lump sum payment as soon as administratively practicable after the end of each calendar year.

              (2) For Plan Years beginning on or after January 1, 2001, the provisions of Section 6.2(c) of the Plan shall not apply with respect to any Participant who has commenced receiving distributions of his or her Vested Portion prior to January 1, 2001 in any form of distribution under the Plan which provides for periodic payments.

         (b) [ ] Employer Plan Not Subject to the Annuity Rules. If the Annuity Rules of the Plan did not apply to an Employer Plan prior to January 1, 2001, the following provisions apply with respect to such Employer Plan:

              (1) For Plan Years beginning after August 5, 1997, but prior to January 1, 2001, notwithstanding any provision of the Plan to the contrary, if a Participant's Vested Portion does not exceed, and did not at the time of any prior distribution exceed, $5,000, such amount shall be paid in a single lump sum payment as soon as administratively practicable after the end of each calendar year.

4.       REQUIRED MINIMUM DISTRIBUTIONS. A Participant's required minimum
         -------------------------------
distribution date shall be determined in accordance with Section 6.2(b)(3) of the Plan effective for all distributions made for Plan Years beginning after January 1, 1997. For Participants who attained age 70 1/2 in or prior to 1997,
                 -------------------------------------------------------------
the following provisions apply (check all that apply):
------------------------------

         (a) [ ] Postponement of Required Beginning Date. A Participant who is not a 5% owner, who attained age 70 1/2 in 1997 and who continues in employment after December 31, 1997 may elect prior to March 1, 1998 to defer the distribution of his or her account balance until April 1 following the calendar year in which the Participant retires. If no such election is made by the Participant, the Participant will begin receiving distributions by April 1 of the calendar year following the year in which the Participant attained age 70 1/2.

         (b) [ ] Suspension of Distributions. If a Participant who is not a 5%-owner, who has attained age 70 1/2 and who continues in employment with the Employer is receiving distributions, such Participant may elect at the time and in the manner determined by the Employer to stop distribution of his or her account balance until he or she retires at any time.

              (1) Application of Annuity Rules. With respect only to those Employer Plans subject to the Annuity Rules, as selected in Box 3(a), unless the Employer elects otherwise below, a new Annuity Starting Date will be established upon the recommencement of benefits.

                   Note: If a new Annuity Starting Date is established upon the recommencement of benefits, spousal consent shall not be required to stop distributions unless the distribution is being paid in the form of a Qualified Joint and Survivor Annuity. Upon recommencement of benefits, all the provisions of Section 6.3(b) of the Plan shall apply.

                   (A) [ ] No New Annuity Starting Date. If this option is selected, no new annuity starting date will be established when the distributions recommence.

                        Note: Spousal consent pursuant to Section 6.3(b) of the Plan shall not be required for an election to stop distribution of a Participant's account balance.

                        Note: Spousal consent shall also not be required to restart distributions provided that (i) payments recommence in the same form and with the same beneficiary as in effect when the distributions stopped,
                        (ii) the individual who was the Participant's spouse on the annuity starting date executed a general consent within the meaning of Regulations Section 1.401(a)-2, A-31 at the time distribution recommences or (iii) the Participant is no longer married to the individual who was his or her spouse on the new Annuity Starting Date. Notwithstanding the foregoing, however, spousal consent pursuant to Section 6.3(b) of the Plan will not be required if the original form of distribution was not a qualified joint and survivor annuity with the meaning of
                        Section 417(b) of the Code.


5.       QUALIFIED TRANSPORATION FRINGES. Indicate whether for Plan Years
         --------------------------------
beginning prior to January 1, 2001, Compensation (as defined in Section 2(10) of
          -------------------------
the Plan), Earned Income (as defined in Section 2(13) of the Plan and annual compensation (as defined in Section 12.1(c) of the Plan included elective deferrals that are excludible from gross income of the employee by reason of section 132(f) of the Code (check one).

         Note: Pursuant to the Community Renewal Tax Relief Act of 2000, the definition of compensation as used for certain purposes in the Plan includes any amount that would have been paid or made available to a Participant but for a salary reduction agreement pursuant to section 132 of the Code. Section 132 of the Code generally provides that no amount is includible in an employee's gross income solely because an employer offers an employee a choice between any qualified transportation fringe and compensation that would otherwise be included in gross income. A qualified transportation fringe generally includes employer-provided transportation in a commuter highway vehicle between the employee's home and office, transit passes, and qualified parking.

         (a)  [ ]  No Retroactive Effective Date. If this option is selected,
                   ------------------------------
              the definition of Compensation (as set forth in Section 2(10) of the Plan), Earned Income (as defined in Section 2(13) of the Plan and annual compensation (as defined in

              Section 12.1(c) of the Plan shall be effective for Plan Years beginning on or after January 1, 2001.

         (b)  [ ]  Retroactive Effective Date Applicable. If this option is
                   --------------------------------------
              selected, the definition of Compensation (as set forth in Section 2(10) of the Plan), Earned Income (as defined in Section 2(13) of the Plan and annual compensation (as defined in Section 12.1(c) of the Plan shall be retroactively effective for the following Plan Year prior to January 1, 2001 (check one):

              (1)  [ ]  Plan Years beginning on or after January 1, 1998

              (2)  [ ]  Plan Years beginning on or after January 1, 1999

              (3)  [ ]  Plan Years beginning on or after January 1, 2000

                      NON-STANDARDIZED PROFIT SHARING PLAN
              WITH 401(K) ARRANGEMENT, INCLUDING SAFE HARBOR OPTION
                            ADOPTION AGREEMENT 01-004


1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)      Name of Employer Plan:

         This is the______________________________________________ (the "Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)      Three Digit Employer Plan Number:  ________

         (d)      Employer Plan Adoption Date (check one):

                  (1)      [ ]      If the Employer is adopting this Employer
                  Plan as a new plan, the Effective Date is ________.

                  (2)      [ ]      If the Employer is adopting this Employer
                  Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was
                  ________.

2.       EMPLOYER
         --------

         (a)      Employer Name:    ________________________________________

                  Address:          ________________________________________
                                    ________________________________________
                                    ________________________________________

                  Contact's Name:   ________________________________________

                  Telephone Number: ________________________________________

                  Facsimile Number: ________________________________________

                  Employer Tax I.D. Number: ________________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

                  (1)   _____________________________________________
                            Print Name                 Title

                  (2)   _____________________________________________
                            Print Name                 Title

         (c)      Employer's Form of Business (check one):

                  (1)      [ ]      C Corporation:   ________ (enter date of
                                    incorporation)

                  (2)      [ ]      S Corporation:   ________ (enter date of
                                    incorporation)

                  (3)      [ ]      Partnership

                  (4)      [ ]      Sole Proprietorship

                  (5)      [ ]      Tax-Exempt Entity (as described in section
                                    501(c)(3) of the  Internal Revenue Code)

                  (6)      [ ]      Limited Liability Company

                           (A)      [ ]      Taxable as a C Corporation

                           (B)      [ ]      Taxable as a Partnership

                  (7)      [ ]      Other:   ______________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ----------------------------

         (a)      Eligible Employees. All Eligible Employees (as defined in the
         Article 2(17) of the Plan) shall be eligible to participate in the Employer Plan except the following (check all that apply):

                  (1)      [ ]      Associate Attorneys

                  (2)      [ ]      Employees of Related Employers listed here:
                                    ____________________________________________

                  (3)      [ ]      Leased Employees (as defined in section
                           414(n)(2) of the Internal Revenue Code)

                  (4)      [ ]      Other:  _______________________________

         (b)      Participation Requirements.

                  (1) For Employer Contributions. For purposes of receiving allocations of Employer contributions pursuant to
                           Section 4, Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                          (A)      [ ]       No age and no service requirements.

                          (B)      [ ]       Eligible Employees must have
                                   attained age ________ (not to exceed 21) and completed (check one):

                                   (i)       [ ]   ________ months of Service
                                             (not to exceed 12 unless Vesting
                                             Schedule A, E or a more favorable D
                                             is selected in Section 5(b); but in
                                             no case to exceed 24); or

                                   (ii)      [ ]   ________ Years of Eligibility
                                             Service (not to exceed 1 unless
                                             Vesting Schedule A, E or a more
                                             favorable D is selected in Section
                                             5(b); but in no case to exceed 2).

                  (2) For Elective Pre-Tax Contributions. For purposes of making Elective Contributions pursuant to Section 9 and Section 4.2(b) of the Plan, Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                           (A)      [ ]      No age and no service requirements.

                           (B)      [ ]      Eligible Employees must have
                                    attained age ________ (not to exceed 21) and completed (check one):

                                    (i)      [ ]   ________ months of Service
                                             (not to exceed 12); or

                                    (ii)     [ ]   ________ Years of Eligibility
                                             Service (not to exceed 1).

         (c) Years of Eligibility Service. If Box 3(b)(1)(B)(ii) or Box 3(b)(2)(B)(ii) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

                  (1)      [ ]      Hourly equivalency. Actual Hours of Service.

                           Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

                  (2)      [ ]      Daily equivalency. 10 Hours of Service for
                           each day in which at least one Hour of Service is credited.

                  (3)      [ ]      Weekly equivalency. 45 Hours of Service for
                           each week in which at least one Hour of Service is credited.

                  (4)      [ ]      Monthly equivalency. 190 Hours of Service
                           for each month in which at least one Hour of Service is credited.

         (d) Employment Year. If Box 3(b)(1)(B)(ii) or Box 3(b)(2)(B)(ii) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

                  (1)      [ ]      Subsequent Plan Year Option. If this option
                  is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                           Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (e) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

                  (1)      [ ]      The first day after meeting the
                           participation requirements.

                  (2)      [ ]      The first day of first and seventh month of
                           each Plan Year after meeting the participation requirements.

                  (3)      [ ]      The first day of each month after meeting
                           the participation requirements.

                  (4)      [ ]      The first day of each calendar quarter after
                           meeting the participation requirements.

4.       EMPLOYER CONTRIBUTIONS. The Employer may, in its sole discretion, elect
         -----------------------
to make Employer contributions for any Plan Year, and any such Employer contributions shall be allocated to eligible Participants as follows (check one):

         (a)      [ ]      Non-integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated to eligible Participants in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

         (b)      [ ]      Integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated first to eligible Participants in the proportion that each such Participant's Compensation in excess of the Integration Level for the

                  Plan Year bears to the total Compensation in excess of the Integration Level of all such Participants and then to eligible Participants in the proportion that the sum of each Participant's total Compensation plus Compensation in excess of the Integration Level bears to the sum of the total Compensation plus Compensation in excess of the Integration Level for all Participants for the Plan Year, all subject to the limits described in Section 5.2(d)(2) and (3) of the Plan.
                  Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect to the Integrated Allocation Formula option.

                  (1) Integration Level. "Integration Level" shall mean the Taxable Wage Base (as defined in Section 5.2(e)(3) of the Plan), unless the Employer elects a lesser amount below.

                           (A)      [ ]      If this option is selected,
                                    Integration Level shall be (check one):

                                    (i)      ________ % (not to exceed 100%) of
                                             the Taxable Wage Base for the Plan
                                             Year; or

                                    (ii)     $ ________ (not to exceed the
                                             Taxable Wage Base).

         (c)      [ ]      Uniform Points Allocation Formula. If this option is
                  selected, the Employer may make Employer contributions on behalf of Participants in an amount determined by the Employer in its sole discretion for each Plan Year which shall be allocated based on the proportion that each such Participant's total points bears to the total points of all such Participants for the Plan Year. Eligible Participants shall receive points as follows (check all that apply):

                  (1)      [ ]      Points for Age. If this option is selected,
                           each Participant shall receive ______ points for each ______ year of age.

                  (2)      [ ]      Points for Service. If this option is
                           selected, each Participant shall receive ______ points for each ______ year of Service.

         (d) Eligibility for Employer Contributions. If an Employer elects to make Employer contributions, all Participants who are credited with at least 501 Hours of Service during the Plan Year shall be entitled to receive an allocation of Employer contributions for a Plan Year unless the Employer elects otherwise below (check all that apply).

                  (1)      [ ]      Service Requirement. If this option is
                           elected, only Participants who are credited with at least 1,000 Hours of Service during the Plan Year will receive an allocation of Employer contributions.

                  (2)      [ ]      Last Day Requirement. If this option is
                           elected, in addition to the service requirement above, only Participants who are also employed by the Employer on the last day of the Plan Year will receive an allocation of Employer contributions.

5.       VESTING.
         --------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

                  (1)      [ ]      Earlier Normal Retirement Age. If this
                           option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Matching Contribution Account and/or Employer Account. The Vested Portion shall be determined by vesting schedule ________ .

                                        Percentage Vested
                                        -----------------
Years of Vesting Service          A          B          C         D          E
--------------------------------------------------------------------------------
Less than two                  0%         0%         0%         __%       100%

Two but less than three        100%       20%        0%         __%       100%

Three but less than four       100%       40%        100%       __%       100%

Four but less than five        100%       60%        100%       __%       100%

Five but less than six         100%       80%        100%       __%       100%

Six or more                    100%       100%       100%       __%       100%

                  Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c)      Service for Predecessor Employers Service shall not include
                                                                  ---
         service for any predecessor employer unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

                  (1)      [ ]      Service Included. If this option is
                           selected, Service shall include service for the following predecessor employer(s):

                           (A)      ______________________________

                           (B)      ______________________________

         (d)      [ ]      Application of Forfeitures. Amount forfeited by
         Participants shall be (check one):

                  (1)      [ ]      Applied to reduce Employer contributions.

                  (2)      [ ]      Reallocated among eligible Participants.

6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         ---------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

                 (1)       [ ]      If this option is selected, the Employer
                           elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Minimum Benefits under Other Qualified Plan(s). If the Employer maintains another Qualified Plan (or Plans), the Minimum Contribution shall be made to this Employer Plan unless the Employer elects otherwise below.

                 (1)       [ ]      If this option is selected, the Employer
                           elects that the Minimum Contribution shall not be made to this Employer Plan and that the minimum contribution and benefit requirements of section 416 of the Internal Revenue Code shall be satisfied by such other Qualified Plan (or Plans) _______________________________________(enter name of other Qualified Plan(s)).

         (c) Present Value Determination. If the Employer maintains a Qualified Defined Benefit Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

                 (1)       Interest rate ________ % per annum.

                 (2)       Mortality Table: ________.

7.       COMPENSATION.
         -------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

                  (1)      [ ]      Wages, Tips and Other Compensation Box on
                           Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

                  (2)      [ ]      Internal Revenue Code Section 3401(a) Wages.
                           As defined in Article 2(10)(a)(2) of the Plan.

                  (3)      [ ]      415 Safe-Harbor Compensation. As defined in
                           Article 2(10)(a)(3) of the Plan.

         (b)      [ ]      Exclusions from Compensation. If this option is
                  selected, notwithstanding the definition selected above, "Compensation" shall not include the following (even if includible in gross income) (check any that apply):

                  (1)      [ ]      Reimbursement or other expense allowances,
                           fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

                  (2)      [ ]      Overtime pay.

                  (3)      [ ]      Bonuses.

                  (4)      [ ]      Other:  __________________________________

8.       HIGHLY COMPENSATED EMPLOYEES. Any Employee who is a 5%-owner at any
         -----------------------------
time during the current or prior Plan Year or earned Compensation in excess of $85,000 (as indexed) for the prior Plan Year shall be a Highly Compensated Employee unless the Employer elects otherwise below.

         (a)      [ ]      Calendar Year Election. If this option is selected,
                  only Employees who are 5%-owners at any time during the current or prior Plan Year or earned Compensation in excess of $85,000 (as indexed) for the calendar year beginning with or within the prior Plan Year shall be Highly Compensated Employees.

         (b) [ ] Top Paid Group Election. If this option is selected, only Employees in the top 20% of Employees for the prior Plan Year (or, if the Calendar Year Election was made above, the calendar year beginning with or within the prior Plan Year ) ranked by Compensation shall be Highly Compensated Employees.

9.       ELECTIVE PRE-TAX CONTRIBUTIONS. The Employer may elect to permit
         -------------------------------
Eligible Employees to make Elective Contributions as follows: (check all that apply).

         (a)      [ ]      Eligibility for Elective Pre-Tax Contributions. If
                  this option is selected, Eligible Employees may make Elective Contributions after meeting the applicable participation requirements unless the Employer elects otherwise below.

                  (1)      [ ]      Exclusion of Highly Compensated Employees.
                           If this option is selected, Participants who are Highly Compensated Employees will not be permitted to make Elective Contributions.

                  (2)      [ ]      Exclusion of Other Employees. If this option
                           is selected, Participants designated here will not be permitted to make Elective Contributions:
                           _______________________________________________

         (b)      [ ]      Automatic Enrollment. If this option is selected, all
                  Eligible Employees who meet the applicable participation requirements above shall be deemed to have elected to make Elective Contributions in an amount equal to ________ % or $ ________ (not to exceed 25% of a Participant's Compensation) of their Compensation unless and until a Participant affirmatively elects a different amount (including no amount) pursuant to Section 4.2(d) of the Plan.

         (c)      [ ]      Safe Harbor Election. If this option is selected, the
                  Employer intends for this Employer Plan to be a Safe Harbor Plan and agrees to maintain this Employer Plan in accordance with sections 401(k)(12) and 401(m)(ii) of the Internal Revenue Code and Section 4.2(f) of the Plan.

              Note: Participants who are eligible to make Elective Contributions pursuant to this Section 9 may also be eligible to receive a Top-Heavy Minimum Contribution pursuant to Article 12 of the Plan.

10.      POST-TAX EMPLOYEE CONTRIBUTIONS.
         --------------------------------

         (a)      [ ]      Post-Tax Employee Contributions. If this option is
                  selected, all Participants may elect to make Post-Tax Employee Contributions unless the Employer elects otherwise below.

                  (1)      [ ]      Exclusion of Highly Compensated Employees.
                           If this option is selected, Participants who are Highly Compensated Employees will not be permitted to make Post-Tax Employee Contributions.

                  (2)      [ ]      Exclusion of Other Employees. If this option
                           is selected, Participants designated here will not be permitted to make Post-Tax Employee Contributions:
                           _______________________________________________

11.      MATCHING EMPLOYER CONTRIBUTIONS. If the Employer elects to permit
         --------------------------------
Participants to make Elective Contributions, the Employer may also elect to make Matching Contributions which shall be allocated to Participants according to the following formulas (check all that apply):

         (a)      [ ]      Matching Contributions on Elective Contributions. If
                  this option is selected, the Employer shall make Matching Contributions on behalf of each Participant who makes Elective Contributions as follows (check one):

                  (1)      [ ]      Fixed Matching Contributions. The Employer
                           shall make a Matching Contribution in an amount equal to ________ % of a Participant's Elective Contributions not in excess of ________ % or $ ________of a Participant's Compensation for the Plan Year; or

                  (2)      [ ]      Tiered Matching Contributions.

                           (A)      The Employer shall make a Matching
                           Contribution in an amount equal to ________ % of a Participant's Elective Contributions not in excess of ________ % or $ ________ of a Participant's
                           Compensation for the Plan Year; and

                           (B) ________ % of a Participant's Elective Contributions over ________ % or $ ________ of a Participant's Compensation but not in excess of ________ % or $ ________ of a Participant's
                           Compensation for the Plan Year.

         (b)      [ ]      Other. If this option is selected, the Employer shall
                  make Matching Contributions on behalf of each Participant subject to Section 4.2 of the Plan as follows:

                  __________________________________________________

                  __________________________________________________

                  __________________________________________________

         (c)      [ ]      Discretionary Matching Contributions on Elective
                  Contributions. If this option is selected, the Employer may make Matching Contributions on behalf of Participants who make Elective Contributions in an amount determined by the Employer in its sole discretion for each Plan Year.

         (d) Eligibility for Matching Contributions. If the Employer elects to make Matching Contributions, all Participants shall be entitled to receive an allocation of Matching Contributions for a Plan Year unless the Employer elects otherwise below (check all that apply).

                  (1)      [ ]      Service Requirement. If this option is
                           elected, only Participants who are credited with at least 1,000 Hours of Service during the Plan Year will receive an allocation of Matching Contributions.

                  (2)      [ ]      Last Day Requirement. If this option is
                           elected, only Participants who are employed by the Employer on the last day of the Plan Year will receive an allocation of Matching Contributions.

                  (3)      [ ]      Non-Highly Compensated Requirement. If this
                           option is elected, only Participants who are Non-Highly Compensated Employees will receive an allocation of Matching Contributions.

12.      NONDISCRIMINATION TESTING RULES: To the extent an Employer Plan is not
         --------------------------------
a Safe Harbor Plan or if the Employer elects to permit Post-Tax Employee Contributions under the Employer Plan, then for purposes of applying the actual deferral percentage or actual contribution percentage tests, the following rules shall apply.

         (a) Prior Plan Year Data Default - For purposes of applying the nondiscrimination test in Section 4.2(d) of the Plan, the actual deferral percentage and the actual contribution percentage of Highly Compensated Employees for the Plan Year shall be compared to the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the immediately preceding Plan Year unless the Employer elects otherwise below:

                  (1)      [ ]      Current Year Testing Method. If this option
                           is selected, the Employer elects to use the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the same Plan Year in applying the tests.

                           Note: Notwithstanding any Employer election to the contrary, the current year testing method will be used for purposes of applying the actual contribution percentage test if the actual deferral percentage test is deemed satisfied.

         (b) Initial Year Testing Method. If this is a new Employer Plan, other than a successor plan, the actual contribution percentage test and the actual deferral percentage test shall be applied assuming a 3% actual contribution and actual deferral percentage for Non-Highly Compensated Employees unless the Employer elects otherwise below

                  (1)      [ ]      Actual Percentages Method. If this option is
                           selected, the Employer elects to use the actual contribution and actual deferral percentage of Non-Highly Compensated Employees for the initial Plan Year for purposes of applying the tests.

13.      PARTICIPANT LOANS.  Participants loans made in accordance with Article
         ------------------
7 of the Plan (check one):

         (a)      [ ]      are allowed.

         (b)      [ ]      are not allowed.

14.      IN-SERVICE WITHDRAWALS. Participants may make withdrawals prior to
         -----------------------
termination of employment in accordance with Article 7 of the Plan under the following circumstances (check all that apply):

         (a)      [ ]      Hardship Withdrawals. If this option is selected,
                  Participants may apply to withdraw from their Employer Account and Matching Contribution Account an amount required to satisfy a hardship in accordance with Section 7.2 of the Plan.

         (b)      [ ]      401(k) Hardship Withdrawals. If this option is
                  selected and the Employer has adopted the 401(k) arrangement under Section 4.2 of the Plan, Participants may also apply to withdraw from their Participant's 401(k) Salary Deferral Account an amount required to satisfy a hardship in accordance with Section 7.2(a) and (c) of the Plan.

         (c) Age 59 1/2 Withdrawal. Participant may elect to receive a distribution of the Vested Portion of their Employer Account and Matching Contribution Account upon attaining age 59 1/2 unless the Employer elects to permit such withdrawals earlier below.

                  (1)      [ ]      Prior to Age 59 1/2 Election. If this option
                           is selected, Participants may elect to receive a distribution of the Vested Portion of their Employer Account and Matching Contribution Account earlier upon attainment of age ________ (not earlier than age
                           55).

15.      DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         ------------------------
Accounts for which a Participant has failed to specify an Investment Option, amounts forfeited by Participants prior to reallocation and amounts for which the Employer is responsible for making, an investment election shall be invested in the following Investment Option (check one):

         (a)      [ ]      Stable Asset Return Fund

         (b)      [ ]      Intermediate Bond Fund

         (c)      [ ]      Balanced Fund

         (d)      [ ]      Value Equity Fund

         (e)      [ ]      Growth Equity Fund

         (f)      [ ]      Index Equity Fund

         (g)      [ ]      Aggressive Equity Fund

         (h)      [ ]      International Equity Fund

         (i)      [ ]      Structured Portfolio Service - Conservative Portfolio

         (j)      [ ]      Structured Portfolio Service - Moderate Portfolio

         (k)      [ ]      Structured Portfolio Service - Aggressive Portfolio

         (l)      [ ]      Other:  ______________________________________

16.      LIMITATIONS ON ALLOCATIONS. If the Employer maintains or has ever
         ---------------------------
maintained a Qualified Defined Contribution Plan, an individual medical account (as defined in section 415(l) of the Internal Revenue Code) which is part of a pension or annuity plan or a welfare-benefit fund (as defined in section 419(e) of the Internal Revenue Code) for post-retirement medical benefits of Key Employees, annual additions to a Participant's Accounts shall be limited as provided in Section 5.4 of the Plan to meet the requirement of section 415 of the Internal Revenue Code unless the Employer designates another method of limiting annual additions for purposes section 415 of the Internal Revenue Code below.

         _____________________________________________________________

         _____________________________________________________________

17.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B., but may not rely on such opinion letter in certain other circumstances or with respect to certain qualification requirements which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances with respect to such qualification requirements, the Employer must apply to Employee Plans Determinations of the Internal Revenue Service for a determination letter.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.


SPONSOR INFORMATION
-------------------

American Bar Association Members Retirement Program
Post Office Box 9101

Boston, Massachusetts 02209
(800) 348-2272

18.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         _____________________________________________________
         Signature

         By:  ________________________________________________

         Title: ______________________________________________

         Date:  ______________________________________________

               NON-STANDARDIZED DEFINED CONTRIBUTION PENSION PLAN
                            ADOPTION AGREEMENT 01-005


1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)   Name of Employer Plan:

         This is the_________________________________________ (the"Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)   Three Digit Employer Plan Number: ________

         (d)   Employer Plan Adoption Date (check one):

               (1)    [ ]   If the Employer is adopting this Employer Plan as a
               new plan, the Effective Date is ________.

               (2)    [ ]   If the Employer is adopting this Employer Plan as an
               amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was ________.

2.       EMPLOYER
         --------

         (a)   Employer Name:________________________________________

               Address:______________________________________________

               ______________________________________________________

               ______________________________________________________

               Contact's Name:_______________________________________

               Telephone Number:_____________________________________

               Facsimile Number:_____________________________________

               Employer Tax I.D. Number:_____________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

               (1)___________________________________________________
                     Print Name                           Title

               (2)___________________________________________________
                     Print Name                           Title

         (c)   Employer's Form of Business (check one):

               (1)    [ ]  C Corporation: ________ (enter date of incorporation)

               (2)    [ ]  S Corporation: ________ (enter date of incorporation)

               (3)    [ ]  Partnership

               (4)    [ ]  Sole Proprietorship

               (5)    [ ]  Tax-Exempt Entity (as described in section 501(c)(3)
                           of the Internal Revenue Code)

               (6)    [ ]  Limited Liability Company

                      (A)  [ ] Taxable as a C Corporation

                      (B)  [ ] Taxable as a Partnership

               (7)    [ ]  Other:________________________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ---------------------------

         (a)   Eligible Employees. All Eligible Employees (as defined in the
         Article 2(17) of the Plan) shall be eligible to participate in the Employer Plan except the following (check all that apply):

               (1)    [ ]  Associate Attorneys

               (2)    [ ]  Employees of Related Employers listed here:________
                           ___________________________________________________

               (3) [ ] Leased Employees (as defined in section 414(n)(2) of the Internal Revenue Code)

               (4)    [ ]  Other:  ___________________________________________

         (b) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

               (1)    [ ]  No age and no service requirements.

               (2) [ ] Eligible Employees must have attained age ________ (not to exceed 21) and completed (check one):

                      (A) [ ] ________ months of Service (not to exceed 12 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed
                           24); or

                      (B)  [ ]  ________ Years of Eligibility Service
                           (not to exceed 1 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 2).

         (c) Years of Eligibility Service. If Box 3(b)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

               (1)    [ ]  Hourly equivalency.  Actual Hours of Service.

                      Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

               (2) [ ] Daily equivalency. 10 Hours of Service for each day in which at least one Hour of Service is credited.

               (3) [ ] Weekly equivalency. 45 Hours of Service for each week in which at least one Hour of Service is credited.

               (4) [ ] Monthly equivalency. 190 Hours of Service for each month in which at least one Hour of Service is credited.

         (d) Employment Year. If Box 3(b)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

               (1) [ ] Subsequent Plan Year Option. If this option is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                      Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (e) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

               (1) [ ] The first day after meeting the participation requirements.

               (2) [ ] The first day of first and seventh month of each Plan Year after meeting the participation requirements.

               (3) [ ] The first day of each month after meeting the participation requirements.

               (4) [ ] The first day of each calendar quarter after meeting the participation requirements.

4.       EMPLOYER CONTRIBUTIONS. The Employer shall make Employer contributions
         ----------------------
in an amount to be allocated among eligible Participants as follows (check one):

         (a)   [ ]   Fixed Allocation Formula. If this option is selected, for
               each Plan Year, the Employer shall make an Employer contribution on behalf of each eligible Participant in an amount equal to ________ % (not to exceed 25%) of such Participant's Compensation.

         (b) [ ] Integrated Allocation Formula. If this option is selected, for each Plan Year, the Employer shall make an Employer contribution on behalf of each eligible Participant in an amount equal to ________ % of such Participant's Compensation PLUS ________ % of each eligible Participant's Compensation in excess of the Integration Level, subject to the limits described in
               Section 5.2(d)(2) and (3) of the Plan. Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect to the Integrated Allocation Formula option.

                      (A) Integration Level. "Integration Level" shall mean the Taxable Wage Base (as defined in Section 5.2(e)(3) of the
                      Plan), unless the Employer elects a lesser amount below.

                           (i)  [ ]   If this option is selected, Integration
                                      Level shall be (check one):

                                (a)   ________ % (not to exceed 100%) of the
                                      Taxable Wage Base for the Plan Year; or

                                (b)   $ ________ (not to exceed the Taxable Wage
                                      Base).

         (c) Eligibility for Employer Contributions. All Participants who are credited with at least 501 Hours of Service during the Plan Year shall be entitled to receive an allocation of Employer contributions for a Plan Year unless the Employer elects otherwise below (check all that apply).

               (1) [ ] Service Requirement. If this option is elected, only Participants who are credited with at least 1,000 Hours of Service during the Plan Year will receive an allocation of Employer contributions.

               (2) [ ] Last Day Requirement. If this option is elected, in addition to the service requirement above, only Participants who are also employed by the Employer on the last day of the Plan Year will receive an allocation of Employer contributions.

5.       VESTING.
         -------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

               (1) [ ] Earlier Normal Retirement Age. If this option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Employer Account. The Vested Portion shall be determined by vesting schedule
         ________ .

                                                Percentage Vested
                                                -----------------
         Years of Vesting Service                 A      B     C      D      E
         -----------------------------------------------------------------------

         Less than two                            0%     0%     0%   __%    100%

         Two but less than three                100%    20%     0%   __%    100%

         Three but less than four               100%    40%   100%   __%    100%

         Four but less than five                100%    60%   100%   __%    100%

         Five but less than six                 100%    80%   100%   __%    100%

         Six or more                            100%   100%   100%   __%    100%


               Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c) Service for Predecessor Employers. Service shall not include service for any predecessor employer --- unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

               (1) [ ] Service Included. If this option is selected, Service shall include service for the following predecessor employer(s):

                      (A)  __________________________________________________

                      (B)  __________________________________________________

6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         --------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

               (1) [ ] If this option is selected, the Employer elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Minimum Benefits under Other Qualified Plan(s). If the Employer maintains another Qualified Plan (or Plans), the Minimum Contribution shall be made to this Employer Plan unless the Employer elects otherwise below.

               (1) [ ] If this option is selected, the Employer elects that the Minimum Contribution shall not be made to this Employer Plan and that the minimum contribution and benefit requirements of section 416 of the Internal Revenue Code shall be satisfied by such other
                      Qualified Plan (or Plans)___________________________
                      (enter name of other Qualified Plan(s)).

         (c) Present Value Determination. If the Employer maintains a Qualified Defined Benefit Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

               (1)    Interest rate ________ % per annum.

               (2)    Mortality Table: ________.

7.       COMPENSATION.
         ------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

               (1) [ ] Wages, Tips and Other Compensation Box on Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

               (2) [ ] Internal Revenue Code Section 3401(a) Wages. As defined in Article 2(10)(a)(2) of the Plan.

               (3) [ ] 415 Safe-Harbor Compensation. As defined in Article 2(10)(a)(3) of the Plan.

         (b) [ ] Exclusions from Compensation. If this option is selected, notwithstanding the definition selected above, "Compensation" shall not include the following (even if includible in gross income) (check any that apply):

               (1) [ ] Reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

               (2)    [ ]  Overtime pay.

               (3)    [ ]  Bonuses.

               (4)    [ ]  Other:____________________________________

8.       PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         -----------------
of the Plan (check one):

         (a)   [ ]  are allowed.

         (b)   [ ]  are not allowed.

9.       DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         -----------------------
Accounts for which a Participant has failed to specify an Investment Option, amounts forfeited by Participants prior to reallocation and amounts for which the Employer is responsible for making, an investment election shall be invested in the following Investment Option (check one):

         (a)   [ ]  Stable Asset Return Fund

         (b)   [ ]  Intermediate Bond Fund

         (c)   [ ]  Balanced Fund

         (d)   [ ]  Value Equity Fund

         (e)   [ ]  Growth Equity Fund

         (f)   [ ]  Index Equity Fund

         (g)   [ ]  Aggressive Equity Fund

         (h)   [ ]  International Equity Fund

         (i)   [ ]  Structured Portfolio Service - Conservative Portfolio

         (j)   [ ]  Structured Portfolio Service - Moderate Portfolio

         (k)   [ ]  Structured Portfolio Service - Aggressive Portfolio

         (l)   [ ]  Other: __________________________________________


10.      LIMITATIONS ON ALLOCATIONS. If the Employer maintains or has ever
         --------------------------
maintained a Qualified Defined Contribution Plan, an individual medical account (as defined in section 415(l) of the Internal Revenue Code) which is part of a pension or annuity plan or a welfare-benefit fund (as defined in section 419(e) of the Internal Revenue Code) for post-retirement medical benefits of Key Employees, annual additions to a Participant's Accounts shall be limited as provided in Section 5.4 of the Plan to meet the requirement of section 415 of the Internal Revenue Code unless the Employer designates another method of limiting annual additions for purposes section 415 of the Internal Revenue Code below.

         ____________________________________________________________

         ____________________________________________________________

11.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B., but may not rely on such opinion letter in certain other circumstances or with respect to certain qualification requirements which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances with respect to such qualification requirements, the Employer must apply to Employee Plans Determinations of the Internal Revenue Service for a determination letter.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the

Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

SPONSOR INFORMATION
-------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

12.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         _____________________________________________________
         Signature

         By:__________________________________________________

         Title:_______________________________________________

         Date:________________________________________________

                  NON-STANDARDIZED TARGET BENEFIT PENSION PLAN
                            ADOPTION AGREEMENT 01-007


1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)    Name of Employer Plan:

         This is the_____________________________________________ (the "Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)   Three Digit Employer Plan Number:  ________

         (d)   Employer Plan Adoption Date (check one):

               (1) [ ] If the Employer is adopting this Employer Plan as a new plan, the Effective Date is ________.

               (2) [ ] If the Employer is adopting this Employer Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was ________.

2.       EMPLOYER
         --------

         (a)   Employer Name: _______________________________________

               Address:______________________________________________

               Contact's Name:_______________________________________

               Telephone Number:_____________________________________

               Facsimile Number:_____________________________________

               Employer Tax I.D. Number:_____________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

               (1)___________________________________________________
                     Print Name                          Title

               (2)___________________________________________________
                     Print Name                          Title

         (c)   Employer's Form of Business (check one):

               (1)    [ ]  C Corporation: ________ (enter date of incorporation)

               (2)    [ ]  S Corporation: ________ (enter date of incorporation)

               (3)    [ ]  Partnership

               (4)    [ ]  Sole Proprietorship

               (5)    [ ]  Tax-Exempt Entity (as described in section 501(c)(3)
                           of the  Internal Revenue Code)

               (6)    [ ]  Limited Liability Company

                      (A)  [ ]  Taxable as a C Corporation

                      (B)  [ ]  Taxable as a Partnership

               (7)    [ ]  Other:____________________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ---------------------------

         (a)   Eligible Employees. All Eligible Employees (as defined in the
         Article 2(17) of the Plan) shall be eligible to participate in the Employer Plan except the following (check all that apply):

               (1)    [ ]  Associate Attorneys

               (2)    [ ]  Employees of Related Employers listed here:________
                           ___________________________________________________

               (3) [ ] Leased Employees (as defined in section 414(n)(2) of the Internal Revenue Code)

               (4)    [ ]  Other:  _________________________________________

         (b) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

               (1)    [ ]  No age and no service requirements.

               (2) [ ] Eligible Employees must have attained age ________ (not to exceed 21) and completed (check one):

                      (A)  [ ]  ________ months of Service (not to
                           exceed 12 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 24); or

                      (B)  [ ]  ________ Years of Eligibility Service
                           (not to exceed 1 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 2).

         (c) Years of Eligibility Service. If Box 3(b)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

               (1)    [ ]  Hourly equivalency.  Actual Hours of Service.

                      Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

               (2) [ ] Daily equivalency. 10 Hours of Service for each day in which at least one Hour of Service is credited.

               (3) [ ] Weekly equivalency. 45 Hours of Service for each week in which at least one Hour of Service is credited.

               (4) [ ] Monthly equivalency. 190 Hours of Service for each month in which at least one Hour of Service is credited.

         (d) Employment Year. If Box 3(b)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

               (1) [ ] Subsequent Plan Year Option. If this option is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                      Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (e) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

               (1) [ ] The first day after meeting the participation requirements.

               (2) [ ] The first day of first and seventh month of each Plan Year after meeting the participation requirements.

               (3) [ ] The first day of each month after meeting the participation requirements.

               (4) [ ] The first day of each calendar quarter after meeting the participation requirements.

4.       BENEFIT FORMULA AND EMPLOYER CONTRIBUTIONS. The Employer shall make
         ------------------------------------------
Employer contributions on behalf of each eligible Participant in accordance with the benefit formula selected by the Employer under (a) or (b) below (check one selection in either (a) or (b)). The contribution calculation process in (c) below and the rules and definitions in (d) below will apply and the Current Stated Benefit under each formula will be expressed in a benefit payable annually in the form of a Life Annuity beginning at Normal Retirement Age.

All Participants who are credited with at least 501 Hours of Service during the Plan Year shall be entitled to receive an allocation of Employer contributions for a Plan Year unless the Employer elects otherwise below (check all that apply):

               (1) [ ] Service Requirement. If this option is elected, only Participants who are credited with at least 1,000 Hours of Service during the Plan Year will receive an allocation of Employer contributions.

               (2) [ ] Last Day Requirement. If this option is elected, in addition to the service requirement above, only Participants who are also employed by the Employer on the last day of the Plan Year will receive an allocation of Employer contributions.

         (a) Fixed Benefit Formulas. For each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount to be determined in accordance with the following formula elected by the Employer:

               (1) [ ] Unit Benefit. A Current Stated Benefit equal to ______% of Average Compensation, multiplied by the Participant's total Years of Projected Participation up to a maximum of ______ (no less than 25) years. The first day of the first Plan Year taken into account under this stated benefit formula will be _________.

               (2) [ ] Flat Benefit. A Current Stated Benefit equal to ______% of Average Compensation, reduced pro rata for the Participant's total Years of Projected Participation that are less than 25.

               (3) [ ] Step-Rate Unit Benefit. A Current Stated Benefit equal to ______% of Average Compensation (R1) per year for the first ______ years (Y) of the Participant's total Years of Projected Participation, plus ______% of Average Compensation (R2) per year for the next ______ years of the Participant's total Years of Projected Participation (such that the total Years of Projected Participation taken into account under R1 and R2 is not less than 33). If Y is less than 33, R2 will not be less than:

                                   (R1)(25-Y)
                                   ----------
                                      33-Y

                      (but not less than 0), and will not be greater than:

                                   (R1)(44-Y)
                                   ----------
                                      33-Y

         (b) Integrated Benefit Formulas. For each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount to be determined in accordance with the formula under (1), (2) or (3) below as elected by the Employer. In addition, the Employer must elect below (i) the Integration Level to be used by the Employer Plan and (ii) the Plan Year to be used to determine Covered Compensation under the Integration Level.

               Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect an Integrated Benefit Formula option.

               (1) [ ] Integrated Unit Benefit. A Current Stated Benefit equal to ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation. The maximum number of total Years of Projected Participation taken into account under this benefit formula shall be the lesser of __________ (not less than 25 nor more than 35) or the Cumulative Permitted Disparity Limit which shall be 35 minus:


                      (A) The number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and

                      (B) The number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (i) or counted toward a Participant's total Years of Projected Participation). For purposes of determining the participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

               (2) [ ] Integrated Flat Benefit. A Current Stated Benefit equal to ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year. For a Participant with less than 35 total Years of Projected Participation, the base benefit percentage and the excess benefit percentage shall be reduced by being multiplied by a fraction, the numerator of which is the Participant's total Years of Projected Participation, and the denominator of which is 35. In addition, if the number of the Participant's "cumulative disparity years" exceeds 35, the excess benefit percentage shall be further reduced as provided below. A Participant's "cumulative disparity years" consist of the sum of (1) the Participant's total Years of Projected Participation, (2) the number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2)). If this cumulative permitted disparity reduction applies, the excess benefit percentage shall be further reduced as follows:

                      (A) Subtract the Participant's base benefit percentage from the Participant's excess benefit percentage (after any modification made as described above for a Participant with less than 35 total Years of Projected Participation).

                      (B) Multiply the result in (i) by a fraction (not less than 0), the numerator of which is 35 minus the sum of the years in (2) and (3) above, and the denominator of which is 35.

                      (C) The Participant's excess benefit percentage is equal to the sum of the result in (ii) and the Participant's base benefit percentage, as otherwise modified.

               (3) [ ] Integrated Step-Rate Unit Benefit. Integrated Step-Rate Unit Benefit. A Current Stated Benefit equal to the sum of the following two parts:

                      Part One: ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation up to ______ years; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation up to ______ years.

                      Part Two: ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation less the total Years of Projected Participation taken into account under Part One; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation less the total Years of Projected Participation taken into account under Part One.

                      The maximum number of Years of Projected Participation under each portion of this formula shall not exceed the lesser of 35 or the Cumulative Permitted Disparity Limit.

               "Integration Level" for each Plan Year and for each Participant means an amount equal to equal to the following selection as elected by the Employer.

                      (A) [ ] If this option is selected, Integration Level shall be the Participant's Covered Compensation for the Plan Year.

                      (B) [ ] the greater of $10,000 or one-half of the Covered Compensation of any individual who attains Social Security Retirement Age during the calendar year in which the Plan Year begins.

                      (C) [ ] $__________ (a single dollar amount not to exceed the greater of $10,000 or one-half of Covered Compensation of any individual who attains Social Security Retirement Age during the calendar year in which the Plan begins).

                      (D) [ ] $__________ (a single dollar amount that exceeds the greater of $10,000 or one-half of Covered Compensation of any individual who attains Social Security Retirement Age during the calendar year in which the Plan Year begins, but not to exceed the greater of $25,450 or 150% of the Covered Compensation of an individual attaining Social Security Retirement Age in the current Plan Year).

                      (E) [ ] a uniform percentage equal to ______% (greater than 100% but not greater than 150%) of each Participant's Covered Compensation for the current Plan Year, but in no event in excess of the Taxable Wage Base.

               "Covered Compensation" means, with respect to a particular Participant for a particular Plan Year, the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation will decrease a Participant's Stated Benefit.

               In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined based on the following year:

                      (F)  [ ]  Current Plan Year, or

                      (G) [ ] _____________ Plan Year. The Employer may specify a Plan Year earlier than the current Plan Year, provided that the earlier Plan Year is the same for all Participants and is not earlier than the later of (i) the Plan Year that begins five years before the current Plan Year and (ii) the Plan Year beginning in 1989. If the specified Plan Year is more than five years before the current Plan Year, Covered Compensation will be that determined under the Covered Compensation table for the Plan Year five years before the current Plan Year.

               A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

               (4)    Additional Rules regarding Integration.

                      (A) Under each of the integrated formulas in this item 4(b) (including both parts of the Integrated Step-Rate Unit Benefit formula above), the excess benefit percentage shall not exceed the base benefit percentage by more than the "maximum excess allowance". As to each formula for any Year of Benefit Service, the "maximum excess allowance" is the lesser of (a) the base benefit percentage or

                           (b) the applicable factor determined from Table I (and multiplied by 35 in the case of the Integrated Flat Benefit formula). The applicable factor in Table I is based on Normal Retirement Age and the Integration Level.

                      (B) The integrated benefit formulas above are subject to the "overall permitted disparity limit" in this paragraph. For any Plan Year as to which this Employer Plan benefits any Participant who also benefits under another Qualified Plan or simplified employee pension plan of the Employer that provides for permitted disparity (or that imputes permitted disparity), the Current Stated Benefit for all Participants under this Employer Plan shall equal the excess benefit percentage (as otherwise adjusted under this Part IV) multiplied by the Participant's total Average Compensation and either (i) prorated for Years of Projected Participation less than 35, in the case of the Integrated Flat Benefit formula, or
                           (ii) multiplied by the Participant's total Years of Projected Participation up to the maximum total Years of Projected Participation taken into account in the Integrated Unit Benefit formula or the Integrated Step-Rate Unit Benefit formula, whichever may apply. If this paragraph applies, the Employer Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph first applies. In addition, if in any subsequent Plan Year the Employer Plan no longer benefits any Participant who also benefits under another Qualified Plan or simplified employee pension plan of the Employer that provides for permitted disparity (or that imputes permitted disparity), the Employer Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph no longer applies.

         (c) Annual Employer Contribution. For each Plan Year the Employer shall contribute for each Participant who is eligible for such a contribution an amount intended to fund the Participant's Stated Benefit and calculated in accordance with this Section 4(c) and the tables of actuarial factors attached to this Adoption Agreement. The Employer contribution made on behalf of eligible Participants under this Part IV for a particular Plan Year shall be credited to the appropriate Participants' Employer Accounts.

               To determine the annual Employer contribution necessary to fund the Stated Benefit, the interest rate shall be:

                      [ ] 7-1/2%             [ ] 8%         [ ] 8-1/2%

               The calculation process, which shall be conducted as of the last day of the Plan Year and on the basis of both the Participant's age on his or her most recent birthday and the Interest Rate in effect on the last day of the prior Plan Year, is as follows:

               Step One: If the Participant has not yet reached Normal Retirement Age, determine the present value of the Stated Benefit by multiplying the Stated Benefit by the factor that is the product of (i) the applicable factor in Table II and (ii) the applicable factor in Table IV. If the Participant is at or beyond Normal Retirement Age, determine such present value by multiplying the Stated Benefit by the applicable factor in Table V corresponding to that Normal Retirement Age.

               Step Two: Calculate the excess, if any, of the amount determined in Step One over the "theoretical reserve", which is determined as follows:

                      (A) A Participant's theoretical reserve as of the last day of the first Plan Year in which the Participant participates in the Employer Plan, and as of the last day of the first Plan Year after any Plan Year in which the Employer Plan either did not satisfy the safe harbor in Regulations Section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, is zero. In all other cases, in the first Plan Year as to which this calculation (of the theoretical reserve) is in effect ("year one"), the theoretical reserve is (A) the present value of the Stated Benefit under Step One as of the last day of the Plan Year preceding year one, using the actuarial assumptions, Employer Plan provisions and Participant Compensation as of that date (except that, in the case of a Participant who is beyond Normal Retirement Age during year one, the Life Annuity factor used in the determination shall be the factor applicable for the Participant's Normal Retirement Age), minus (B) the present value of the level of annual Employer contributions due each Plan Year, beginning with year one and ending with the Plan Year in which the Participant reaches Normal Retirement Age, calculated as of the last day of the Plan Year preceding year one (again using the actuarial assumptions, Employer Plan provisions (disregarding those Employer Plan provisions providing for the limitations of Code
                           Section 415 or the minimum contributions of Code
                           Section 416) and Participant Compensation as of that
                           date).

                      (B) After year one, the theoretical reserve is the sum of the amount determined for year one and the Employer contribution (as limited by Code Section 415, but without regard to the required minimum contributions under Code Section 416) for each subsequent Plan Year up through the last day of the current Plan Year (excluding any Employer contributions made for the current Plan Year), using the interest assumption in effect for each such Plan Year.

               As a general rule, the calculations in this Step Two of the level of annual Employer contribution necessary to fund the Stated Benefit shall be made as of the last day of each Plan Year, based on the Participant's age as of his or her most recent birthday and on the interest rate under item 4 in effect on the last day of the prior Plan Year. However, in any Plan Year following the Plan Year in which the

               Participant attains Normal Retirement Age, the accumulation in (ii) above is calculated without using the interest assumption.

               Step Three: Amortize the amount determined in Step Two by multiplying it by the applicable factor from Table III. For the Plan Year in which the Participant attains Normal Retirement Age, and for subsequent Plan Years, the applicable Table III factor is
               1.0. The amortized amount determined in this step constitutes the level of annual Employer contribution necessary to accumulate to the result in Step Two.

         (d)   Definitions.

               (1) "Average Compensation" means the average of a Participant's annual Compensation (as defined in Article 2 of the Plan) over the three consecutive Plan Year period ending in either the current year or in any prior year that produces the highest average. If a Participant has less than three years of participation in the Employer Plan, Compensation shall be averaged over the Participant's total period of participation.

               (2) "Cumulative Permitted Disparity Limit" for the applicable Participant shall be 35 minus:

                      (A) The number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and

                      (B) The number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (i) or counted toward a Participant's total Years of Projected Participation). For purposes of determining the participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

               For purposes of determining a Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

               (3) "Current Stated Benefit", with respect to each Participant, means the product of the amount derived from the formula selected in (a) or (b) above and the following fraction:

                      (A) The Participant's number of years of participation from the latest Fresh-Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, divided by

                      (B) The Participant's total Years of Projected Participation.

                      If the Employer Plan has not had a Fresh-Start Date, the fraction shall equal 1.0 for all Participants. For those Participants who first participated in the Employer Plan after the latest Fresh-Start Date, the fraction shall also equal 1.0. To determine the numerator in (i) above, only those current and prior years during which a Participant was eligible to receive a contribution under the Employer Plan will be taken into account.

               (4) "Fresh-Start Date" means the last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Stated Benefit are amended. If applicable, the latest Fresh-Start Date of the Employer Plan is ____________________, ______.

               (5) "Frozen Accrued Stated Benefit" is determined with respect to each Participant as of the Employer Plan's latest Fresh-Start Date, as if the Participant terminated employment with the Employer as of that date, and without regard to any amendment made to the Employer Plan after that date. If the Participant was not participating in the Employer Plan as of the latest Fresh-Start Date, the Participant's Frozen Accrued Stated Benefit will be zero.

                      A Participant's Frozen Accrued Stated Benefit is equal to the amount of the Current Stated Benefit in effect on the latest Fresh-Start Date that a Participant has accrued as of that date. This assumes that the Current Stated Benefit accrues ratably from the year in which the Participant first participated in this Employer Plan (or, if later, the preceding Fresh-Start Date under this Employer Plan) through and including the Plan Year in which the Participant attains Normal Retirement Age.

                      The amount of the Current Stated Benefit (in effect on the latest Fresh-Start Date) that a Participant is assumed to have ratably accrued is determined by multiplying the Employer Plan's Current Stated Benefit in effect on that date by the following fraction:

                      (A) The number of years of participation from the later of the Participant's first year of participation in the Employer Plan or the preceding Fresh-Start Date (if any) through and including the year that contains the latest Fresh-Start Date, divided by

                      (B) the number of years of participation from the later of the Participant's first year of participation in the Employer Plan or the preceding Fresh-Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year.

                      For purposes of this definition, only those years of participation during which a Participant was eligible to receive a contribution under the Employer Plan will be taken into account.

                      If the Employer Plan has had a preceding Fresh-Start Date, each Participant's Frozen Accrued Stated Benefit as of the latest Fresh-Start Date equals the sum of (i) the amount of the Current Stated Benefit (in effect on the latest Fresh-Start Date) that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and (ii) the Frozen Accrued Stated Benefit determined as of the preceding Fresh-Start Date.

                      If (i) the Current Stated Benefit formula in effect on the latest Fresh-Start Date was not expressed as a Life Annuity for all Participants, and/or (ii) the Normal Retirement Age for any Participant on the latest Fresh-Start Date was greater than the Normal Retirement Age for that Participant under the Current Stated Benefit formula in effect after the latest Fresh-Start Date, this paragraph applies. The Frozen Accrued Stated Benefit will then be converted to an actuarially equivalent Life Annuity commencing at the Participant's Normal Retirement Age under the Current Stated Benefit formula in effect after the latest Fresh-Start Date. In doing so, the actuarial assumptions in effect under the Current Stated Benefit formula in effect on the latest Fresh-Start Date shall be used.

                      Notwithstanding the above, if in the immediately preceding Plan Year the Employer Plan did not satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3) or was not a "prior safe harbor plan", the Frozen Accrued Stated Benefit for any Participant (determined for the next Plan Year during which Regulation
                      Section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next Fresh-Start Date, if any) shall be zero. The term "prior safe harbor plan" means a plan that
                      (1) was adopted and in effect on September 19, 1991, (2) contained a stated benefit formula which took into account service prior to that date, and (3) that satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether a plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy Code Section 401(1), will be taken into account.

               (6) "Social Security Retirement Age", as to each Participant, means the age determined in accordance with Code Section 415(b)(8).

               (7) "Stated Benefit", with respect to each Participant, means the sum of his or her Frozen Accrued Stated Benefit and his or her Current Stated Benefit under the Employer Plan.

               (8) "Taxable Wage Base" means the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

               (9) "Years of Projected Participation", with respect to a Participant under the Employer Plan, is the sum of (1) and
                      (2), where (1) is the number of
                      years during which the Participant benefited under the Employer Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Employer Plan, (b) the first Plan Year taken into account in the stated benefit formula, and (c) any Plan Year in which the Employer Plan did not satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years, if any subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age. For purposes of this definition, if the Employer Plan is a "prior safe harbor plan" (as defined in the definition of Frozen Accrued Stated Benefit), the Employer Plan is deemed to have satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3) and the Participant is treated as benefiting under the Employer Plan in any Plan Year beginning prior to January 1, 1994.

5.       VESTING.
         -------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

               (1) [ ] Earlier Normal Retirement Age. If this option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Employer Account. The Vested Portion shall be determined by vesting schedule
         ________ .

                                       Percentage Vested
                                       -----------------
         Years of Vesting Service       A      B       C     D       E
         --------------------------------------------------------------

         Less than two                   0%     0%     0%   __%    100%

         Two but less than three       100%    20%     0%   __%    100%

         Three but less than four      100%    40%   100%   __%    100%

         Four but less than five       100%    60%   100%   __%    100%

         Five but less than six        100%    80%   100%   __%    100%

         Six or more                   100%   100%   100%   __%    100%

               Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c) Service for Predecessor Employers. Service shall not include service for any predecessor employer --- unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

               (1) [ ] Service Included. If this option is selected, Service shall include service for the following predecessor employer(s):

                      (A)____________________________________________

                      (B)____________________________________________


6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         --------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

               (1) [ ] If this option is selected, the Employer elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Minimum Benefits under Other Qualified Plan(s). If the Employer maintains another Qualified Plan (or Plans), the Minimum Contribution shall be made to this Employer Plan unless the Employer elects otherwise below.

               (1) [ ] If this option is selected, the Employer elects that the Minimum Contribution shall not be made to this Employer Plan and that the minimum contribution and benefit requirements of section 416 of the Internal Revenue Code shall be satisfied by such other Qualified Plan (or Plans)________________________________________
                      (enter name of other Qualified Plan(s)).

         (c) Present Value Determination. If the Employer maintains a Qualified Defined Benefit Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

               (1)    Interest rate ________ % per annum.

               (2)    Mortality Table: ________.

7.       COMPENSATION.
         ------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

               (1) [ ] Wages, Tips and Other Compensation Box on Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

               (2) [ ] Internal Revenue Code Section 3401(a) Wages. As defined in Article 2(10)(a)(2) of the Plan.

               (3) [ ] 415 Safe-Harbor Compensation. As defined in Article 2(10)(a)(3) of the Plan.

         (b)   [ ]    Exclusions from Compensation. If this option is selected,
               notwithstanding the definition selected above, "Compensation" shall not include the following (even if includible in gross income) (check any that apply):

               (1) [ ] Reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

               (2)    [ ]  Overtime pay.

               (3)    [ ]  Bonuses.

               (4)    [ ]  Other:____________________________________

8.       PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         -----------------
of the Plan (check one):

         (a)   [ ]    are allowed.

         (b)   [ ]    are not allowed.

9.       DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         -----------------------
Accounts for which a Participant has failed to specify an Investment Option and other unallocated amounts shall be invested in the following Investment Option (check one):

         (a)   [ ]    Stable Asset Return Fund

         (b)   [ ]    Intermediate Bond Fund

         (c)   [ ]    Balanced Fund

         (d)   [ ]    Value Equity Fund

         (e)   [ ]    Growth Equity Fund

         (f)   [ ]    Index Equity Fund

         (g)   [ ]    Aggressive Equity Fund

         (h)   [ ]    International Equity Fund

         (i)   [ ]    Structured Portfolio Service - Conservative Portfolio

         (j)   [ ]    Structured Portfolio Service - Moderate Portfolio

         (k)   [ ]    Structured Portfolio Service - Aggressive Portfolio

         (l)   [ ]    Other:_________________________________________

10.       LIMITATIONS ON ALLOCATIONS. If the Employer maintains or has ever
          --------------------------
maintained a Qualified Defined Contribution Plan, an individual medical account (as defined in section 415(l) of the Internal Revenue Code) which is part of a pension or annuity plan or a welfare-benefit fund (as defined in section 419(e) of the Internal Revenue Code) for post-retirement medical benefits of Key Employees, annual additions to a Participant's Accounts shall be limited as provided in Section 5.4 of the Plan to meet the requirement of section 415 of the Internal Revenue Code unless the Employer designates another method of limiting annual additions for purposes section 415 of the Internal Revenue Code below.

         ____________________________________________________________

         ____________________________________________________________

11.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B., but may not rely on such opinion letter in certain other circumstances or with respect to certain qualification requirements which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances with respect to such qualification requirements, the Employer must apply to Employee Plans Determinations of the Internal Revenue Service Key District Office for a determination letter.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association

Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

12.      SPONSOR INFORMATION
         -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

13.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         __________________________________________
         Signature

         By:_______________________________________

         Title:____________________________________

         Date:_____________________________________

                     TABLE I: Integration Adjustment Factors
                     ---------------------------------------

               ---------------------------------------------------
               Age at Which      Integration       Integration
               Benefits          Level Options     Level Options
               Commence          One Thru Three    Four and Five
               ---------------------------------------------------
               65                .5200             .4160
               ---------------------------------------------------
               64                .4856             .3884
               ---------------------------------------------------
               63                .4504             .3603
               ---------------------------------------------------
               62                .4160             .3328
               ---------------------------------------------------
               61                .3816             .3052
               ---------------------------------------------------
               60                .3464             .2771
               ---------------------------------------------------
               59                .3296             .2636
               ---------------------------------------------------
               58                .3120             .2496
               ---------------------------------------------------
               57                .2944             .2355
               ---------------------------------------------------
               56                .2776             .2220
               ---------------------------------------------------
               55                .2600             .2080
               ---------------------------------------------------

The factors listed in this Table are based on payment under the Employer Plan in the form of a Life Annuity, and are further reduced by a factor of .8 as required for target benefit plans under Code Section 401(1) and applicable Income Tax Regulations 1008D.

                         TABLE II: Present Value Factors
                         -------------------------------


               Number of Years
               to Age 65 (Normal              Interest Rate
               Retirement Age)           7.50%    8.00%    8.50%
               ---------------------------------------------------
               1                         7.868     7.589     7.326
               ---------------------------------------------------
               2                         7.319     7.027     6.752
               ---------------------------------------------------
               3                         6.808     6.506     6.223
               ---------------------------------------------------
               4                         6.333     6.024     5.736
               ---------------------------------------------------
               5                         5.891     5.578     5.286
               ---------------------------------------------------
               6                         5.480     5.165     4.872
               ---------------------------------------------------
               7                         5.098     4.782     4.491
               ---------------------------------------------------
               8                         4.742     4.428     4.139
               ---------------------------------------------------
               9                         4.412     4.100     3.815
               ---------------------------------------------------
               10                        4.104     3.796     3.516
               ---------------------------------------------------
               11                        3.817     3.515     3.240
               ---------------------------------------------------
               12                        3.551     3.255     2.986
               ---------------------------------------------------
               13                        3.303     3.014     2.752
               ---------------------------------------------------
               14                        3.073     2.790     2.537
               ---------------------------------------------------
               15                        2.859     2.584     2.338
               ---------------------------------------------------
               16                        2.659     2.392     2.155
               ---------------------------------------------------
               17                        2.474     2.215     1.986
               ---------------------------------------------------
               18                        2.301     2.051     1.831
               ---------------------------------------------------
               19                        2.140     1.899     1.687
               ---------------------------------------------------
               20                        1.991     1.758     1.555
               ---------------------------------------------------
               21                        1.852     1.628     1.433
               ---------------------------------------------------
               22                        1.723     1.508     1.321
               ---------------------------------------------------
               23                        1.603     1.396     1.217
               ---------------------------------------------------
               24                        1.491     1.293     1.122
               ---------------------------------------------------
               25                        1.387     1.197     1.034
               ---------------------------------------------------
               26                        1.290     1.108     0.953
               ---------------------------------------------------
               27                        1.200     1.026     0.878
               ---------------------------------------------------
               28                        1.116     0.950     0.810
               ---------------------------------------------------
               29                        1.039     0.880     0.746
               ---------------------------------------------------
               30                        0.966     0.814     0.688
               ---------------------------------------------------
               31                        0.899     0.754     0.634
               ---------------------------------------------------
               32                        0.836     0.698     0.584
               ---------------------------------------------------
               33                        0.778     0.647     0.538
               ---------------------------------------------------
               34                        0.723     0.599     0.496
               ---------------------------------------------------
               35                        0.673     0.554     0.457
               ---------------------------------------------------
               36                        0.626     0.513     0.422
               ---------------------------------------------------
               37                        0.582     0.475     0.389
               ---------------------------------------------------
               38                        0.542     0.440     0.358
               ---------------------------------------------------
               39                        0.504     0.407     0.330
               ---------------------------------------------------
               40                        0.469     0.377     0.304
               ---------------------------------------------------
               41                        0.436     0.349     0.280
               ---------------------------------------------------
               42                        0.406     0.323     0.258
               ---------------------------------------------------
               43                        0.377     0.299     0.238
               ---------------------------------------------------
               44                        0.351     0.277     0.219
               ---------------------------------------------------
               45                        0.327     0.257     0.202
               ---------------------------------------------------

Note: These factors are based on the UP-1984 Mortality Table.

                                   TABLE III:
                                   ----------
                              Amortization Factors
                              --------------------

               Number of Years
               to Age 65 (Normal              Interest Rate
               Retirement Age)           7.50%    8.00%    8.50%
               ---------------------------------------------------
               1                         0.5181    0.5192    0.5204
               ---------------------------------------------------
               2                         0.3577    0.3593    0.3609
               ---------------------------------------------------
               3                         0.2777    0.2796    0.2814
               ---------------------------------------------------
               4                         0.2299    0.2319    0.2339
               ---------------------------------------------------
               5                         0.1982    0.2003    0.2024
               ---------------------------------------------------
               6                         0.1756    0.1778    0.1801
               ---------------------------------------------------
               7                         0.1588    0.1611    0.1634
               ---------------------------------------------------
               8                         0.1458    0.1482    0.1506
               ---------------------------------------------------
               9                         0.1355    0.1380    0.1405
               ---------------------------------------------------
               10                        0.1272    0.1297    0.1323
               ---------------------------------------------------
               11                        0.1203    0.1229    0.1255
               ---------------------------------------------------
               12                        0.1145    0.1171    0.1198
               ---------------------------------------------------
               13                        0.1096    0.1123    0.1151
               ---------------------------------------------------
               14                        0.1054    0.1082    0.1110
               ---------------------------------------------------
               15                        0.1018    0.1046    0.1075
               ---------------------------------------------------
               16                        0.0986    0.1015    0.1044
               ---------------------------------------------------
               17                        0.0958    0.0988    0.1018
               ---------------------------------------------------
               18                        0.0934    0.0964    0.0994
               ---------------------------------------------------
               19                        0.0912    0.0943    0.0974
               ---------------------------------------------------
               20                        0.0893    0.0924    0.0956
               ---------------------------------------------------
               21                        0.0876    0.0908    0.0940
               ---------------------------------------------------
               22                        0.0861    0.0893    0.0925
               ---------------------------------------------------
               23                        0.0847    0.0879    0.0912
               ---------------------------------------------------
               24                        0.0835    0.0867    0.0901
               ---------------------------------------------------
               25                        0.0823    0.0857    0.0890
               ---------------------------------------------------
               26                        0.0813    0.0847    0.0881
               ---------------------------------------------------
               27                        0.0804    0.0838    0.0872
               ---------------------------------------------------
               28                        0.0795    0.0830    0.0865
               ---------------------------------------------------
               29                        0.0788    0.0822    0.0858
               ---------------------------------------------------
               30                        0.0781    0.0816    0.0851
               ---------------------------------------------------
               31                        0.0774    0.0810    0.0846
               ---------------------------------------------------
               32                        0.0768    0.0804    0.0840
               ---------------------------------------------------
               33                        0.0763    0.0799    0.0836
               ---------------------------------------------------
               34                        0.0758    0.0794    0.0831
               ---------------------------------------------------
               35                        0.0753    0.0790    0.0827
               ---------------------------------------------------
               36                        0.0749    0.0786    0.0824
               ---------------------------------------------------
               37                        0.0745    0.0783    0.0820
               ---------------------------------------------------
               38                        0.0742    0.0779    0.0817
               ---------------------------------------------------
               39                        0.0739    0.0776    0.0815
               ---------------------------------------------------
               40                        0.0736    0.0774    0.0812
               ---------------------------------------------------
               41                        0.0733    0.0771    0.0810
               ---------------------------------------------------
               42                        0.0730    0.0769    0.0808
               ---------------------------------------------------
               43                        0.0728    0.0767    0.0806
               ---------------------------------------------------
               44                        0.0726    0.0765    0.0804
               ---------------------------------------------------
               45                        0.0724    0.0763    0.0802
               ---------------------------------------------------

                                    TABLE IV:
                                    ---------
                  Factors to be Multiplied by Those in Table I
                  --------------------------------------------

               Normal                         Interest Rate
               Retirement Age            7.50%    8.00%    8.50%
               ---------------------------------------------------
               80                        0.206     0.194     0.184
               ---------------------------------------------------
               79                        0.231     0.219     0.207
               ---------------------------------------------------
               78                        0.258     0.246     0.234
               ---------------------------------------------------
               77                        0.289     0.276     0.263
               ---------------------------------------------------
               76                        0.322     0.309     0.296
               ---------------------------------------------------
               75                        0.359     0.346     0.333
               ---------------------------------------------------
               74                        0.400     0.387     0.374
               ---------------------------------------------------
               73                        0.446     0.432     0.419
               ---------------------------------------------------
               72                        0.495     0.482     0.469
               ---------------------------------------------------
               71                        0.549     0.537     0.525
               ---------------------------------------------------
               70                        0.609     0.597     0.586
               ---------------------------------------------------
               69                        0.674     0.664     0.653
               ---------------------------------------------------
               68                        0.745     0.736     0.728
               ---------------------------------------------------
               67                        0.822     0.816     0.810
               ---------------------------------------------------
               66                        0.907     0.904     0.900
               ---------------------------------------------------
               65                        1.000     1.000     1.000
               ---------------------------------------------------
               64                        1.101     1.106     1.110
               ---------------------------------------------------
               63                        1.212     1.221     1.231
               ---------------------------------------------------
               62                        1.332     1.348     1.363
               ---------------------------------------------------
               61                        1.464     1.486     1.509
               ---------------------------------------------------
               60                        1.606     1.637     1.669
               ---------------------------------------------------
               59                        1.761     1.802     1.844
               ---------------------------------------------------
               58                        1.929     1.982     2.036
               ---------------------------------------------------
               57                        2.111     2.177     2.246
               ---------------------------------------------------
               56                        2.309     2.390     2.475
               ---------------------------------------------------
               55                        2.523     2.622     2.726
               ---------------------------------------------------


Note: These factors are based on the UP-1984 Mortality Table.

                                    TABLE V:
                                    --------
       Factors for Participants who are at or beyond Normal Retirement Age
       -------------------------------------------------------------------


               Normal                             Interest Rate
               Retirement Age            7.50%    8.00%     8.50%
               ---------------------------------------------------
               80                        5.151     5.053     4.959
               ---------------------------------------------------
               79                        5.370     5.264     5.162
               ---------------------------------------------------
               78                        5.591     5.476     5.366
               ---------------------------------------------------
               77                        5.814     5.690     5.572
               ---------------------------------------------------
               76                        6.039     5.905     5.777
               ---------------------------------------------------
               75                        6.266     6.122     5.985
               ---------------------------------------------------
               74                        6.494     6.339     6.192
               ---------------------------------------------------
               73                        6.721     6.556     6.398
               ---------------------------------------------------
               72                        6.947     6.771     6.603
               ---------------------------------------------------
               71                        7.171     6.983     6.804
               ---------------------------------------------------
               70                        7.392     7.192     7.003
               ---------------------------------------------------
               69                        7.610     7.399     7.198
               ---------------------------------------------------
               68                        7.825     7.601     7.389
               ---------------------------------------------------
               67                        8.037     7.801     7.577
               ---------------------------------------------------
               66                        8.248     7.999     7.764
               ---------------------------------------------------
               65                        8.458     8.196     7.949
               ---------------------------------------------------
               64                        8.666     8.390     8.131
               ---------------------------------------------------
               63                        8.870     8.581     8.311
               ---------------------------------------------------
               62                        9.072     8.770     8.485
               ---------------------------------------------------
               61                        9.270     8.954     8.657
               ---------------------------------------------------
               60                        9.463     9.133     8.825
               ---------------------------------------------------
               59                        9.651     9.307     8.986
               ---------------------------------------------------
               58                        9.834     9.477     9.143
               ---------------------------------------------------
               57                        10.012    9.641     9.295
               ---------------------------------------------------
               56                        10.186    9.801     9.442
               ---------------------------------------------------
               55                        10.354    9.955     9.585
               ---------------------------------------------------


Note: These factors are based on the UP-1984 Mortality Table.

                        STANDARDIZED PROFIT SHARING PLAN
              WITH 401(K) ARRANGEMENT, INCLUDING SAFE HARBOR OPTION
                            ADOPTION AGREEMENT 01-001

1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)      Name of Employer Plan:

         This is the__________________________________________________ (the
         "Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)      Three Digit Employer Plan Number: ________

         (d)      Employer Plan Adoption Date (check one):

                  (1)      [ ]      If the Employer is adopting this Employer
                  Plan as a new plan, the Effective Date is ________.

                  (2)      [ ]      If the Employer is adopting this Employer
                  Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was
                  ________.

2.       EMPLOYER
         --------

         (a)      Employer Name:    ______________________________________

                  Address:          ______________________________________
                                    ______________________________________
                                    ______________________________________

                  Contact's Name:   ______________________________________

                  Telephone Number: ______________________________________

                  Facsimile Number: ______________________________________

                  Employer Tax I.D. Number: ______________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

                  (1)      _______________________________________________
                                Print Name                Title

                  (2)      _______________________________________________
                                Print Name                Title

         (c)      Employer's Form of Business (check one):

                  (1)      [ ]      C Corporation:     ________ (enter date of
                                    incorporation)

                  (2)      [ ]      S Corporation:     ________ (enter date of
                                    incorporation)

                  (3)      [ ]      Partnership

                  (4)      [ ]      Sole Proprietorship

                  (5)      [ ]      Tax-Exempt Entity (as described in section
                                    501(c)(3) of the Internal Revenue Code)

                  (6)      [ ]      Limited Liability Company

                           (A)      [ ]      Taxable as a C Corporation

                           (B)      [ ]      Taxable as a Partnership

                  (7)      [ ]      Other:   ______________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ----------------------------

         (a)      Participation Requirements.

                  (1) For Employer Contributions. For purposes of receiving allocations of Employer contributions pursuant to
                           Section 4, Eligible Employees can begin participation in the Employer Plan, after meeting the following participation requirements (check one):

                           (A)      [ ]      No age and no service requirements.

                           (B)      [ ]      Eligible Employees must have
                                    attained age ________ (not to exceed 21) and completed (check one):

                                    (i)      [ ] ________ months of Service
                                             (not to exceed 12 unless Vesting
                                             Schedule A, E or a more favorable D
                                             is selected in Section 5(b); but in
                                             no case to exceed 24); or

                                    (ii)     [ ] ________ Years of Eligibility
                                             Service (not to exceed 1 unless
                                             Vesting Schedule A, E or a more
                                             favorable D is selected in Section
                                             5(b); but in no case to exceed 2).

                  (2) For Elective Pre-Tax Contributions. For purposes of making Elective Contributions pursuant to Section 9 and Section 4.2(b) of the Plan,

                           Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                           (A)      [ ]      No age and no service requirements.

                           (B)      [ ]      Eligible Employees must have
                                    attained age ________ (not to exceed 21) and completed (check one):

                                    (i)      [ ] ________ months of Service (not
                                             to exceed 12); or

                                    (ii)     [ ] ________ Years of Eligibility
                                             Service (not to exceed 1).

         (b) Years of Eligibility Service. If Box 3(a)(1)(B)(ii) or Box 3(a)(2)(B)(ii) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

                  (1)      [ ]      Hourly equivalency. Actual Hours of Service.

                           Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

                  (2)      [ ]      Daily equivalency. 10 Hours of Service for
                           each day in which at least one Hour of Service is credited.

                  (3)      [ ]      Weekly equivalency. 45 Hours of Service for
                           each week in which at least one Hour of Service is credited.

                  (4)      [ ]      Monthly equivalency. 190 Hours of Service
                           for each month in which at least one Hour of Service is credited.

         (c) Employment Year. If Box 3(a)(1)(B)(ii) or Box 3(a)(2)(B)(ii) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

                  (1)      [ ]      Subsequent Plan Year Option. If this option
                  is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                           Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (d) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

                  (1)      [ ]      The first day after meeting the
                           participation requirements.

                  (2)      [ ]      The first day of first and seventh month of
                           each Plan Year after meeting the participation requirements.

                  (3)      [ ]      The first day of each month after meeting
                           the participation requirements.

                  (4)      [ ]      The first day of each calendar quarter after
                           meeting the participation requirements.

4.       EMPLOYER CONTRIBUTIONS. The Employer may, in its sole discretion, elect
         -----------------------
to make Employer contributions for any Plan Year, and such Employer contributions shall be allocated to all Participants who either are credited with at least 501 Hours of Service or are employed by the Employer on the last day of the Plan Year, as follows (check one):

         (a)      [ ]      Non-integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated to eligible Participants in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

         (b)      [ ]      Integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated first to eligible Participants in the proportion that each such Participant's Compensation in excess of the Integration Level for the Plan Year bears to the total Compensation in excess of the Integration Level of all such Participants and then to eligible Participants in the proportion that the sum of each Participant's total Compensation plus Compensation in excess of the Integration Level bears to the sum of the total Compensation plus Compensation in excess of the Integration Level for all Participants for the Plan Year, all subject to the limits described in Section 5.2(d)(2) and (3) of the Plan.
                  Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect to the Integrated Allocation Formula option.

                  (1) Integration Level. "Integration Level" shall mean the Taxable Wage Base (as defined in Section 5.2(e)(3) of the Plan), unless the Employer elects a lesser amount below.

                           (A)      [ ]      If this option is selected,
                                    Integration Level shall be (check one):

                                    (i)      ________ % (not to exceed 100%) of
                                             the Taxable Wage Base for the Plan
                                             Year; or

                                    (ii)     $ ________ (not to exceed the
                                             Taxable Wage Base).

5.       VESTING.
         --------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

                  (1)      [ ]      Earlier Normal Retirement Age. If this
                           option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Matching Contribution Account and/or Employer Account. The Vested Portion shall be determined by vesting schedule ________ .

                                       Percentage Vested
                                       -----------------
         Years of Vesting Service        A        B        C       D        E
         ----------------------------------------------------------------------

         Less than two                0%       0%       0%       __%     100%

         Two but less than three      100%     20%      0%       __%     100%

         Three but less than four     100%     40%      100%     __%     100%

         Four but less than five      100%     60%      100%     __%     100%

         Five but less than six       100%     80%      100%     __%     100%

         Six or more                  100%     100%     100%     __%     100%


                  Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c)      Service for Predecessor Employers. Service shall not include
                                                                   ---
                  service for any predecessor employer --- unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

                  (1)      [ ]      Service Included. If this option is
                           selected, Service shall include service for the following predecessor employer(s):

                           (A)      ______________________________

                           (B)      ______________________________

         (d)      [ ]     Application of Forfeitures. Amount forfeited by
         Participants shall be (check one):

                  (1)      [ ]      Applied to reduce Employer contributions.

                  (2)      [ ]      Reallocated among eligible Participants.

6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         --------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

                  (1)      [ ]      If this option is selected, the Employer
                           elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Present Value Determination. If the Employer maintains a standardized form of the ABA Member's Defined Benefit Pension Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

                  (1)      Interest rate ________ % per annum.

                  (2)      Mortality Table: ________.

7.       COMPENSATION.
         -------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

                  (1)      [ ]      Wages, Tips and Other Compensation Box on
                           Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

                  (2)      [ ]      Internal Revenue Code Section 3401(a) Wages.
                           As defined in Article 2(10)(a)(2) of the Plan.

                  (3)      [ ]      415 Safe-Harbor Compensation. As defined in
                           Article 2(10)(a)(3) of the Plan.

         (b)      [ ]      Exclusions from Compensation. If this option is
                  selected, notwithstanding the definition selected above, "Compensation" shall not include reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

8.       HIGHLY COMPENSATED EMPLOYEES. Any Employee who is a 5%-owner at any
         -----------------------------
time during the current or prior Plan Year or earned Compensation in excess of $85,000 (as indexed) for the prior Plan Year shall be a Highly Compensated Employee unless the Employer elects otherwise below.

         (a)      [ ]      Calendar Year Election. If this option is selected,
                  only Employees who are 5%-owners at any time during the current or prior Plan Year or earned Compensation in excess of $85,000 (as indexed) for the calendar year beginning with or within the prior Plan Year shall be Highly Compensated Employees.

         (b) [ ] Top Paid Group Election. If this option is selected, only Employees in the top 20% of Employees for the prior Plan Year (or, if the Calendar Year Election was made above, the calendar year beginning with or within the prior Plan Year ) ranked by Compensation shall be Highly Compensated Employees.

9.       ELECTIVE PRE-TAX CONTRIBUTIONS. The Employer may elect to permit
         -------------------------------
Eligible Employees to make Elective Contributions as follows (check all that apply):

         (a)      [ ]      Eligibility for Elective Pre-Tax Contributions. If
                  this option is selected, all Eligible Employees shall be permitted to make Elective Contributions in the Employer Plan after meeting the applicable participation requirements unless the Employer elects otherwise below.

                  (1)      [ ]      Exclusion of Highly Compensated Employees.
                           If this option is selected, Participants who are Highly Compensated Employees will not be permitted to make Elective Contributions.

         (b)      [ ]      Automatic Enrollment. If this option is selected, all
                  Eligible Employees who meet the applicable participation requirements above shall be deemed to have elected to make Elective Contributions in an amount equal to ________ % or $ ________ (not to exceed 25% of a Participant's Compensation) of their Compensation unless and until a Participant affirmatively elects a different amount (including no amount) pursuant to Section 4.2(d) of the Plan.

         (c)      [ ]      Safe Harbor Election. If this option is selected, the
                  Employer intends for this Employer Plan to be a Safe Harbor Plan and agrees to maintain this Employer Plan in accordance with section s401(k)(12) and 401(m)(ii) of the Internal Revenue Code and Section 4.2(f) of the Plan.

                  Note: Participants who are eligible to make Elective Contributions pursuant to this Section 9 may also be eligible to receive a Top-Heavy Minimum Contribution pursuant to
                  Article 12 of the Plan.

10.      POST-TAX EMPLOYEE CONTRIBUTIONS.
         --------------------------------

         (a)      [ ]      Post-Tax Employee Contributions. If this option is
                  selected, all Participants may elect to make Post-Tax Employee Contributions unless the Employer elects otherwise below.

                  (1)      [ ]      Exclusion of Highly Compensated Employees.
                           If this option is selected, Participants who are Highly Compensated Employees will not be permitted to make Post-Tax Employee Contributions.

11.      MATCHING EMPLOYER CONTRIBUTIONS. If the Employer elects to permit
         -------------------------------
Participants to make Elective Contributions, the Employer may also elect to make Matching Contributions which shall be allocated to Participants according to the following formulas (check all that apply):

         (a)      [ ]      Matching Contributions on Elective Contributions. If
                  this option is selected, the Employer shall make Matching Contributions on behalf of each Participant who makes Elective Contributions as follows (check one):

                  (1)      [ ]      Fixed Matching Contributions. The Employer
                           shall make a Matching Contribution in an amount equal to ________ % of a Participant's Elective Contributions not in excess of ________ % or $ ________of a Participant's Compensation for the Plan Year; or

                  (2)      [ ]      Tiered Matching Contributions.

                           (A)      The Employer shall make a Matching
                           Contribution in an amount equal to ________ % of a Participant's Elective Contributions not in excess of ________ % or $ ________ of a Participant's
                           Compensation for the Plan Year; and

                           (B) ________ % of a Participant's Elective Contributions over ________ % or $ ________ of a Participant's Compensation but not in excess of ________ % or $ ________ of a Participant's
                           Compensation for the Plan Year.

                           Note: The rate of Tiered Matching Contributions must decrease as the rate of Elective Contributions increases.

         (b)      [ ]      Discretionary Matching Contributions on Elective
                  Contributions. If this option is selected, the Employer may make Matching Contributions on behalf of Participants who make Elective Contributions in an amount determined by the Employer in its sole discretion for each Plan Year.

         (c) Eligibility for Matching Contributions. If the Employer elects to make Matching Contributions, all Participants shall be entitled to receive an allocation of Matching Contributions for a Plan Year unless the Employer elects otherwise below.

                  (1)      [ ]      Non-Highly Compensated Requirement. If this
                           option is elected, only Participants who are Non-Highly Compensated Employees will receive an allocation of Matching Contributions.

12.      NONDISCRIMINATION TESTING RULES: To the extent an Employer Plan is not
         --------------------------------
a Safe Harbor Plan or if the Employer elects to permit Post-Tax Employee Contributions under the Employer Plan, then for purposes of applying the actual deferral percentage or actual contribution percentage tests, the following rules shall apply.

         (a) Prior Plan Year Data Default - For purposes of applying the nondiscrimination test in Section 4.2(d) of the Plan, the actual deferral percentage and the actual contribution percentage of Highly Compensated Employees for the Plan Year shall be compared to the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the immediately preceding Plan Year unless the Employer elects otherwise below:

                  (1)      [ ]      Current Year Testing Method. If this option
                           is selected, the Employer elects to use the actual deferral percentage and the actual contribution percentage of Non-Highly Compensated Employees for the same Plan Year in applying the tests.

                           Note: Notwithstanding any Employer election to the contrary, the Current Year Testing Method will be used for purposes of applying the actual contribution percentage test if the actual deferral percentage test is deemed satisfied.

         (b) Initial Year Testing Method. If this is a new Employer Plan, other than a successor plan, the actual contribution percentage test and the actual deferral percentage test shall be applied assuming a 3% actual contribution and actual deferral percentage for Non-Highly Compensated Employees unless the Employer elects otherwise below

                  (1)      [ ]      Actual Percentages Method. If this option is
                           selected, the Employer elects to use the actual contribution and actual deferral percentage of Non-Highly Compensated Employees for the initial Plan Year for purposes of applying the tests.

13.      PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         ------------------
of the Plan (check one):

         (a)      [ ]      are allowed.

         (b)      [ ]      are not allowed.

14.      IN-SERVICE WITHDRAWALS. Participants may make withdrawals prior to
         -----------------------
termination of employment in accordance with Article 7 of the Plan under the following circumstances (check all that apply):

         (a)      [ ]      Hardship Withdrawals. If this option is selected,
                  Participants may apply to withdraw from their Employer Account and Matching Contribution Account an amount required to satisfy a hardship in accordance with Section 7.2 of the Plan.

         (b)      [ ]      401(k) Hardship Withdrawals. If this option is
                  selected and the Employer has adopted the 401(k) arrangement under Section 4.2 of the Plan, Participants may also apply to withdraw from their Participant's 401(k) Salary Deferral Account an amount required to satisfy a hardship in accordance with Section 7.2(a) and (c) of the Plan.

         (c) Age 59 1/2 Withdrawal. Participant may elect to receive a distribution of the Vested Portion of their Employer Account and Matching Contribution Account upon attaining age 59 1/2 unless the Employer elects to permit such withdrawals earlier below.

                  (1)      [ ]      Prior to Age 59 1/2Election. If this option
                           is selected, Participants may elect to receive a distribution of the Vested Portion of their Employer Account and Matching Contribution Account earlier upon attainment of age ________ (not earlier than age
                           55).

15.      DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         -----------------------
Accounts for which a Participant has failed to specify an Investment Option, amounts forfeited by Participants prior to reallocation and amounts for which the Employer is responsible for making, an investment election shall be invested in the following Investment Option (check one):

         (a)      [ ]      Stable Asset Return Fund

         (b)      [ ]      Intermediate Bond Fund

         (c)      [ ]      Balanced Fund

         (d)      [ ]      Value Equity Fund

         (e)      [ ]      Growth Equity Fund

         (f)      [ ]      Index Equity Fund

         (g)      [ ]      Aggressive Equity Fund

         (h)      [ ]      International Equity Fund

         (i)      [ ]      Structured Portfolio Service - Conservative Portfolio

         (j)      [ ]      Structured Portfolio Service - Moderate Portfolio

         (k)      [ ]      Structured Portfolio Service - Aggressive Portfolio

         (l)      [ ]      Other: ___________________________________

16.      PAIRED PLANS.
         ------------

         (a) Minimum Contribution with Paired Plans. If an Employer maintains this Employer Plan and another Employer Plan by means of a different standardized Adoption Agreement under the Plan or if the Employer also adopts a standardized form of the ABA Member's Defined Benefit Pension Plan as paired plans, the following rule shall apply (check one):

                  (1)      [ ]      Each Paired Plan. If this option is
                           selected, the Employer shall make a Minimum
                           Contribution to both Employer Plans; or

                  (2)      [ ]      Identical Elections. If this option is
                           selected, the Employer agrees to make identical elections in this Adoption Agreement and in ____________________________ (enter name of other standardized Adoption Agreement under the Plan) with respect to the participation requirements and the entry date under Section 3.

17.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely in an opinion letter issued by the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Code, except to extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, or an individual medical account, as defined in section 415(l)(2) of the Internal Revenue Code) in addition to this Employer Plan other than standardized forms of the Plan and/or the American Bar Association Members Defined Benefit Pension Plan as paired plans, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans (other than paired plans) wishes to obtain reliance with respect to the requirements of sections 415 and 416 of the Code, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan, section 6 of the Revenue Procedure 2000-20 and Announcement 2001-77.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

18.      SPONSOR INFORMATION
         -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

19.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         ___________________________________
         Signature

         By: _______________________________

         Title: ____________________________

         Date: _____________________________

                       SAFE HARBOR 401(k) PLAN SUPPLEMENT

If the Employer elected in the Adoption Agreement that the Employer intended for the Employer Plan to be a Safe Harbor Plan, the Employer must complete this Safe Harbor 401(k) Plan Supplement.

1.       SAFE HARBOR CONTRIBUTIONS.
         -------------------------

         (a)      [ ]      Actual Deferral Percentage Test. If this option is
                  selected, the Employer shall make a Safe Harbor Contribution in accordance with Section 4.2(f) of the Plan for the Plan Year on behalf of each eligible Participant for purposes of deemed satisfaction of the actual deferral percentage test as follows (check one):

                  (1)      [ ]      Basic Safe Harbor Matching Contributions.
                           The Employer shall make a basic Safe Harbor Matching Contribution equal to 100% of a Participant's Elective Contributions not in excess of 3% of a Participant's Compensation for the Plan Year and 50% of a Participant's Elective Contributions over 3% but not in excess of 5% of a Participant's Compensation for the Plan Year.

                  (2)      [ ]      Enhanced Safe Harbor Matching Contributions.
                           The Employer shall make an enhanced Safe Harbor Matching Contribution equal to:

                           (A) ________ % of a Participant's Elective Contributions not in excess of ________ % of a Participant's Compensation for the Plan Year; and

                           (B) ________ % of a Participant's Elective Contributions over ________ % but not in excess of ________ % or $ ________ of a
                                    Participant's Compensation for the Plan
                                    Year.

                           Note: Enhanced Safe Harbor Matching Contributions must in the aggregate at least equal the aggregate amount of basic Safe Harbor Matching Contributions and must not be made in excess of 6% of a Participant's Compensation.

                  (3)      [ ]      Safe Harbor Nonelective Employer
                           Contribution. The Employer shall make a Safe Harbor Nonelective Employer Contributions equal to ________ % (not less than 3%) of a Participant's Compensation.

         (b)      [ ]      Actual Contribution Percentage Test. If this option
                  is selected, the Employer intends that Matching Contributions made on behalf of Participants for the Plan Year also meet the requirements for purposes of deemed satisfaction of the actual contribution percentage test.

                           Note: An Employer Plan that meets the requirements for deemed satisfaction of the actual deferral percentage test will also be deemed to satisfy the actual contribution percentage test with respect to Matching Contributions made provided that (i) such Matching Contributions are not made with respect to Elective Contributions and Post-Tax Employee Contributions in excess of 6% of a Participant's Compensation, (ii) the amount of any discretionary Matching Contributions made for each Participant does not exceed 4% of the Participant's Compensation for the Plan Year and (iii) all other requirements described in Section 4.2(f)(2) of the Plan are met.

2.       ELIGIBILITY FOR SAFE HARBOR CONTRIBUTIONS. Participants shall be
         ------------------------------------------
eligible to receive Safe Harbor Contributions as follows:

         (a) Eligibility for Safe Harbor Contributions. All Participants shall be entitled to receive an allocation of Safe Harbor Contributions for a Plan Year unless the Employer elects otherwise below.

                  (1)      [ ]      Non-Highly Compensated Requirement. If this
                           option is elected, only Participants who are Non-Highly Compensated Employees shall receive an allocation of Safe Harbor Contributions.

3.       PAIRED PLANS. If the Employer has adopted paired plans, the following
         -------------
rule shall apply (check one):

         (a)      [ ]      401(k) Plan. If this option is selected, the Employer
                  shall make the Safe Harbor Contributions to the paired plan that includes the cash or deferred arrangement under section 401(k) of the Internal Revenue Code; or

         (b)      [ ]      Identical Elections. If this option is selected, the
                  Employer agrees to make identical elections in each of the Adoption Agreements for the paired plans with respect to the participation requirements and the entry date; provided, however, that the paired plans have identical Plan Years.



Note: If, during a Plan Year and in accordance with Notice 2000-3, an Employer wishes to amend (i) an Employer Plan to become a Safe Harbor Plan or (ii) an Employer Plan to suspend Safe Harbor Matching Contributions under a Safe Harbor Plan , an Employer may so amend the Plan by completing a new Adoption Agreement with the applicable changes.

                 STANDARDIZED DEFINED CONTRIBUTION PENSION PLAN
                            ADOPTION AGREEMENT 01-002

1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)      Name of Employer Plan:

         This is the__________________________________________________ (the
         "Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)      Three Digit Employer Plan Number: ________

         (d)      Employer Plan Adoption Date (check one):

                  (1)      [ ]      If the Employer is adopting this Employer
                  Plan as a new plan, the Effective Date is ________.

                  (2)      [ ]      If the Employer is adopting this Employer
                  Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was
                  ________.

2.       EMPLOYER
         --------

         (a)      Employer Name:    ______________________________________

                  Address:          ______________________________________
                                    ______________________________________
                                    ______________________________________

                  Contact's Name:   ______________________________________

                  Telephone Number: ______________________________________

                  Facsimile Number: ______________________________________

                  Employer Tax I.D. Number: ______________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

                  (1)      _______________________________________________
                                Print Name                Title

                  (2)      _______________________________________________
                                Print Name                Title

         (c)      Employer's Form of Business (check one):

                  (1)      [ ]      C Corporation:     ________ (enter date of
                                    incorporation)

                  (2)      [ ]      S Corporation:     ________ (enter date of
                                    incorporation)

                  (3)      [ ]      Partnership

                  (4)      [ ]      Sole Proprietorship

                  (5)      [ ]      Tax-Exempt Entity (as described in section
                                    501(c)(3) of the Internal Revenue Code)

                  (6)      [ ]      Limited Liability Company

                           (A)      [ ]      Taxable as a C Corporation

                           (B)      [ ]      Taxable as a Partnership

                  (7)      [ ]      Other: ______________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ----------------------------

         (a) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                  (1)      [ ]      No age and no service requirements.

                  (2)      [ ]      Eligible Employees must have attained age
                           ________ (not to exceed 21) and completed (check one):

                           (A)      [ ]      ________ months of Service (not to
                                    exceed 12 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 24); or

                           (B)      [ ]      ________ Years of Eligibility
                                    Service (not to exceed 1 unless Vesting
                                    Schedule A, E or a more favorable D is
                                    selected in Section 5(b); but in no case to exceed 2).

         (b) Years of Eligibility Service. If Box 3(a)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

                  (1)      [ ]      Hourly equivalency. Actual Hours of Service.

                           Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

                  (2)      [ ]      Daily equivalency. 10 Hours of Service for
                           each day in which at least one Hour of Service is credited.

                  (3)      [ ]      Weekly equivalency. 45 Hours of Service for
                           each week in which at least one Hour of Service is credited.

                  (4)      [ ]      Monthly equivalency. 190 Hours of Service
                           for each month in which at least one Hour of Service is credited.

         (c) Employment Year. If Box 3(a)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

                  (1)      [ ]      Subsequent Plan Year Option. If this option
                  is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                           Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (d) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

                  (1)      [ ]      The first day after meeting the
                           participation requirements.

                  (2)      [ ]      The first day of first and seventh month of
                           each Plan Year after meeting the participation requirements.

                  (3)      [ ]      The first day of each month after meeting
                           the participation requirements.

                  (4)      [ ]      The first day of each calendar quarter after
                           meeting the participation requirements.

4.       EMPLOYER CONTRIBUTIONS. The Employer shall make Employer contributions
         -----------------------
in an amount to be allocated among Participants as follows (check one):

         (a)      [ ]      Fixed Allocation Formula. If this option is selected,
                  for each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount equal to ________ % (not to exceed 25%) of such Participant's Compensation.

         (b)      [ ]      Integrated Allocation Formula. If this option is
                  selected, for each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount equal to ________ % of such Participant's Compensation PLUS ________ % of each eligible Participant's Compensation in excess of the Integration Level, subject to the limits described in Section 5.2(d)(2) and (3) of the Plan. Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect to the Integrated Allocation Formula option.

                  (1) Integration Level. "Integration Level" shall mean the Taxable Wage Base (as defined in Section 5.2(e)(3) of the Plan), unless the Employer elects a lesser amount below.

                           (A)      [ ]      If this option is selected,
                                    Integration Level shall be (check one):

                                    (i)      ________ % (not to exceed 100%) of
                                             the Taxable Wage Base for the Plan
                                             Year; or

                                    (ii)     $ ________ (not to exceed the
                                             Taxable Wage Base).

5.       VESTING.
         --------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

                  (1)      [ ]      Earlier Normal Retirement Age. If this
                           option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Employer Account. The Vested Portion shall be determined by vesting schedule
         ________ .

                                     Percentage Vested
                                     -----------------
         Years of Vesting Service        A        B        C       D        E
         ----------------------------------------------------------------------

         Less than two                0%       0%       0%       __%     100%

         Two but less than three      100%     20%      0%       __%     100%

         Three but less than four     100%     40%      100%     __%     100%

         Four but less than five      100%     60%      100%     __%     100%

         Five but less than six       100%     80%      100%     __%     100%

         Six or more                  100%     100%     100%     __%     100%


                  Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c)      Service for Predecessor Employers. Service shall not include
                                                                   ---
                  service for any predecessor employer --- unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

                  (1)      [ ]      Service Included. If this option is
                           selected, Service shall include service for the following predecessor employer(s):

                           (A)      ___________________________________

                           (B)      ___________________________________

6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         --------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

                  (1)      [ ]      If this option is selected, the Employer
                           elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Present Value Determination. If the Employer maintains a Qualified Defined Benefit Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

                  (1)      Interest rate ________ % per annum.

                  (2)      Mortality Table: ________.

7.       COMPENSATION.
         -------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

                  (1)      [ ]      Wages, Tips and Other Compensation Box on
                           Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

                  (2)      [ ]      Internal Revenue Code Section 3401(a) Wages.
                           As defined in Article 2(10)(a)(2) of the Plan.

                  (3)      [ ]      415 Safe-Harbor Compensation. As defined in
                           Article 2(10)(a)(3) of the Plan.

         (b)      [ ]      Exclusions from Compensation. If this option is
                  selected, notwithstanding the definition selected above, "Compensation" shall not include reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

8.       PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         ------------------
of the Plan (check one):

         (a)      [ ]      are allowed.

         (b)      [ ]      are not allowed.

9.       DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         -----------------------
Accounts for which a Participant has failed to specify an Investment Option, amounts forfeited by Participants prior to reallocation and amounts for which the Employer is responsible for making, an investment election shall be invested in the following Investment Option (check one):

         (a)      [ ]      Stable Asset Return Fund

         (b)      [ ]      Intermediate Bond Fund

         (c)      [ ]      Balanced Fund

         (d)      [ ]      Value Equity Fund

         (e)      [ ]      Growth Equity Fund

         (f)      [ ]      Index Equity Fund

         (g)      [ ]      Aggressive Equity Fund

         (h)      [ ]      International Equity Fund

         (i)      [ ]      Structured Portfolio Service - Conservative Portfolio

         (j)      [ ]      Structured Portfolio Service - Moderate Portfolio

         (k)      [ ]      Structured Portfolio Service - Aggressive Portfolio

         (l)      [ ]      Other: ___________________________________

10.      PAIRED PLANS.
         ------------

         (a) Minimum Contribution with Paired Plans. If an Employer maintains this Employer Plan and another Employer Plan by means of a different standardized Adoption Agreement under the Plan or if the Employer also adopts a standardized form of the ABA Member's Defined Benefit Pension Plan as paired plans, the following rule shall apply (check one):

                  (1)      [ ]      Each Paired Plan. If this option is
                           selected, the Employer shall make a Minimum
                           Contribution to both Employer Plans; or

                  (2)      [ ]      Identical Elections. If this option is
                           selected, the Employer agrees to make identical elections in this Adoption Agreement and in ____________________ (enter name of other standardized Adoption Agreement under the Plan) with respect to the participation requirements and the entry date under Section 3.

11.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely in an opinion letter issued by the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Code, except to extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, or an individual medical account, as defined in section 415(l)(2) of the Internal Revenue Code) in addition to this Employer Plan other than standardized forms of the Plan and/or the American Bar Association Members Defined Benefit Pension Plan as paired plans, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans (other than paired plans) wishes to obtain reliance with respect to the requirements of sections 415 and 416 of the Code, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan, section 6 of the Revenue Procedure 2000-20 and Announcement 2001-77.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

12.      SPONSOR INFORMATION
         -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

13.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         ___________________________________
         Signature

         By: _______________________________

         Title: ____________________________

         Date: _____________________________

                               SIMPLE 401(K) PLAN
                            ADOPTION AGREEMENT 01-008


1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)      Name of Employer Plan:

         This is the______________________________________________ (the "Plan").

         (b)      Calendar Plan Year.  The Plan Year is the calendar year.

         (c)      Three Digit Employer Plan Number:  ________

         (d)      Employer Plan Adoption Date (check one):

                  (1)      [ ]      If the Employer is adopting this Employer
                  Plan as a new plan, the Effective Date is ________.

                  (2)      [ ]      If the Employer is adopting this Employer
                  Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was
                  ________.

         (e) Number of Employees with Compensation in Excess of $5,000 During the Prior Plan Year. ________ (must be less than 100). The Employer agrees to notify ABRA immediately if this number exceeds 100.

2.       EMPLOYER
         --------

         (a)      Employer Name:     ________________________________________

                  Address:           ________________________________________

                  Contact's Name:    ________________________________________

                  Telephone Number:  ________________________________________

                  Facsimile Number:  ________________________________________

                  Employer Tax I.D. Number: _________________________________

         Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

                  (1)      __________________________________________________
                               Print Name                    Title

                  (2)      __________________________________________________
                               Print Name                    Title

         (b)      Employer's Form of Business (check one):

                  (1)      [ ]      C Corporation: ________ (enter date of
                                    incorporation)

                  (2)      [ ]      S Corporation: ________ (enter date of
                                    incorporation)

                  (3)      [ ]      Partnership

                  (4)      [ ]      Sole Proprietorship

                  (5)      [ ]      Tax-Exempt Entity (as described in section
                                    501(c)(3) of the Internal Revenue Code)

                  (6)      [ ]      Limited Liability Company

                                    (A)      [ ]     Taxable as a C Corporation

                                    (B)      [ ]     Taxable as a Partnership

                  (7)      [ ]      Other: ___________________________________

3.       ELIGIBILITY.
         ------------

         (a) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                  (1)      [ ]      No age and no service requirements.

                  (2)      [ ]      Eligible Employees must have attained age
                           ________ (not to exceed 21) and completed (check one):

                           (A)      [ ]      ________ months of Service (not to
                                    exceed 12); or

                           (B)      [ ]      ________ Years of Eligibility
                                    Service (not to exceed 1).

         (b) Years of Eligibility Service. If Box 3(a)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

                  (1)      [ ]      Hourly equivalency. Actual Hours of Service.

                           Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

                  (2)      [ ]      Daily equivalency. 10 Hours of Service for
                           each day in which at least one Hour of Service is credited.

                  (3)      [ ]      Weekly equivalency. 45 Hours of Service for
                           each week in which at least one Hour of Service is credited.

                  (4)      [ ]      Monthly equivalency. 190 Hours of Service
                           for each month in which at least one Hour of Service is credited.

         (c) Employment Year. If Box 3(a)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

                  (1)      [ ]      Subsequent Plan Year Option. If this option
                  is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                      Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

4.       COMPENSATION. For purposes of the Employer Plan, "Compensation" shall
         -------------
mean wages within the meaning of section 3401(a) of the Internal Revenue Code for purposes of federal income tax withholding at the source, determined without regard to rules which limit the remuneration included in wages based on the nature or location of employment or the services performed, paid or made available to a Participant during the Plan Year, including any amount that would have been paid or made available but for an elective deferral (within the meaning of section 402(g)(3) of the Internal Revenue Code) or deferred compensation under section 457 of the Internal Revenue Code.

5.       NOTICE AND ELECTIVE PRE-TAX CONTRIBUTIONS. The Employer agrees to
         ------------------------------------------
provide all Participants within a reasonable period of time before the 60th day prior to the beginning of each Plan Year notice of their ability to make Elective Contributions in an amount up to ________ % or $ ________ (not to exceed in the aggregate $6,000) of their Compensation for the Plan Year.

6.       ELECTION, MODIFICATION AND TERMINATION OF CONTRIBUTIONS. Prior to the
         --------------------------------------------------------
beginning of each Plan Year, the Employer agrees to provide at least a 60-day election period during which time Participants may elect to make Elective Contributions to the Plan or to modify or terminate a prior election to make Elective Contributions. The Employer may also elect to provide additional election periods below.

         (a)      [ ]      Additional Election Periods. If this option is
                  selected, an Employer elects to provide additional 60-day election periods ending on each of the following dates and agrees to provide notice before the beginning of each such additional election period (check any that apply):

                  (1)      [ ]      The first day of first and seventh month of
                           each Plan Year.

                  (2)      [ ]      The first day of each calendar quarter.

                  (3)      [ ]      Other: _____________________________________

7.       EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer shall make a
         -----------------------
Matching Contribution for each Plan Year on behalf of each Participant equal to the Participant's Elective Contributions not in excess of 3% of the Participant's Compensation for the Plan Year unless the Employer elects otherwise below.

         (a)      [ ]      Nonelective Employer Contribution. If this option is
                  selected, the Employer shall notify each Participant before the beginning of the 60-day period described in Section 6 above of the Employer's intention to make a Nonelective Employer Contribution in lieu of a Matching Contribution for the Plan Year on behalf of each Participant who received at least $ ___________ (cannot be greater than $5,000) in Compensation from the Employer equal to 2 % of such Participant's Compensation for the Plan Year.

8.       VESTING. All Participants shall be entitled to receive the entire
         --------
balance of his or her Accounts at all times.

9.       PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         ------------------
of the Plan (check one):

         (a)      [ ]      are allowed.

         (b)      [ ]      are not allowed.

10.      DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         ------------------------
Accounts for which a Participant has failed to specify an Investment Option and amounts for which the Employer is responsible for making the investment election shall be invested in the following Investment Option (check one):

         (a)      [ ]      Stable Asset Return Fund

         (b)      [ ]      Intermediate Bond Fund

         (c)      [ ]      Balanced Fund

         (d)      [ ]      Value Equity Fund

         (e)      [ ]      Growth Equity Fund

         (f)      [ ]      Index Equity Fund

         (g)      [ ]      Aggressive Equity Fund

         (h)      [ ]      International Equity Fund

         (i)      [ ]      Structured Portfolio Service - Conservative Portfolio

         (j)      [ ]      Structured Portfolio Service - Moderate Portfolio

         (k)      [ ]      Structured Portfolio Service - Aggressive Portfolio

         (l)      [ ]      Other:  _________________________________________

11.      RELIANCE ON OPINION LETTER
         --------------------------

The Employer represents that no contributions have been made, or benefits accrued for service, during the year containing this Employer Plan's Effective Date on behalf of any Eligible Employee under a qualified retirement plan, a qualified annuity plan, a governmental plan, a tax-sheltered annuity or a simplified employee pension. The Employer agrees to notify ABRA immediately in the event the Employer or any Related Employer adopts any such plan or arrangement after this Employer Plan's Effective Date pursuant to which contribution are to be made or benefits accrued, on behalf of any Eligible Employee.

An Employer may rely in an opinion letter issued by the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Code, except to extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An

Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, or an individual medical account, as defined in section 415(l)(2) of the Internal Revenue Code) in addition to this Employer Plan other than standardized forms of the Plan and/or the American Bar Association Members Defined Benefit Pension Plan as paired plans, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans (other than paired plans) wishes to obtain reliance with respect to the requirements of sections 415 and 416 of the Code, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan, section 6 of the Revenue Procedure 2000-20 and Announcement 2001-77.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

12.      SPONSOR INFORMATION
         -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

13.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         _____________________________________________________
         Signature

         By: _________________________________________________

         Title: ______________________________________________

         Date:  ______________________________________________

                   STANDARDIZED SIMPLIFIED PROFIT SHARING PLAN
                            ADOPTION AGREEMENT 01-003


1.       EMPLOYER PLAN INFORMATION
         -------------------------

         (a)      Name of Employer Plan:

         This is the______________________________________________ (the "Plan").

         (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

         (c)      Three Digit Employer Plan Number:  ________

         (d)      Employer Plan Adoption Date (check one):

                  (1)      [ ]      If the Employer is adopting this Employer
                  Plan as a new plan, the Effective Date is ________.

                  (2)      [ ]      If the Employer is adopting this Employer
                  Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was
                  ________.

2.       EMPLOYER
         --------

         (a)      Employer Name:     _________________________________________

                  Address:           _________________________________________
                                     _________________________________________
                                     _________________________________________

                  Contact's Name:    _________________________________________

                  Telephone Number:  _________________________________________

                  Facsimile Number:  _________________________________________

                  Employer Tax I.D. Number:  _________________________________

         (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

                  (1)      ___________________________________________
                              Print Name                  Title

                  (2)      ___________________________________________
                              Print Name                  Title

         (c)      Employer's Form of Business (check one):

                  (1)      [ ]      C Corporation: ________ (enter date of
                                    incorporation)

                  (2)      [ ]      S Corporation: ________ (enter date of
                                    incorporation)

                  (3)      [ ]      Partnership

                  (4)      [ ]      Sole Proprietorship

                  (5)      [ ]      Tax-Exempt Entity (as described in section
                                    501(c)(3) of the Internal Revenue Code)

                  (6)      [ ]      Limited Liability Company

                           (A)      [ ]      Taxable as a C Corporation

                           (B)      [ ]      Taxable as a Partnership

                  (7)      [ ]      Other:  _____________________________

3.       ELIGIBILITY AND ENTRY DATES.
         ----------------------------

         (a) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

                  (1)      [ ]      No age and no service requirements.

                  (2)      [ ]      Eligible Employees must have attained age
                           ________ (not to exceed 21) and completed (check one):

                           (A)      [ ]      ________ months of Service (not to
                                    exceed 12 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 24); or

                           (B)      [ ]      ________ Years of Eligibility
                                    Service (not to exceed 1 unless Vesting
                                    Schedule A, E or a more favorable D is
                                    selected in Section 5(b); but in no case to exceed 2).

         (b) Years of Eligibility Service. If Box 3(a)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

                  (1)      [ ]      Hourly equivalency. Actual Hours of Service.

                           Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

                  (2)      [ ]      Daily equivalency. 10 Hours of Service for
                           each day in which at least one Hour of Service is credited.

                  (3)      [ ]      Weekly equivalency. 45 Hours of Service for
                           each week in which at least one Hour of Service is credited.

                  (4)      [ ]      Monthly equivalency. 190 Hours of Service
                           for each month in which at least one Hour of Service is credited.

         (c) Employment Year. If Box 3(a)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

                  (1)      [ ]      Subsequent Plan Year Option. If this option
                  is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                           Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

         (d) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

                  (1)      [ ]      The first day after meeting the
                           participation requirements.

                  (2)      [ ]      The first day of first and seventh month of
                           each Plan Year after meeting the participation requirements.

                  (3)      [ ]      The first day of each month after meeting
                           the participation requirements.

                  (4)      [ ]      The first day of each calendar quarter after
                           meeting the participation requirements.


4.       EMPLOYER CONTRIBUTIONS. The Employer may, in its sole discretion, elect
         -----------------------
to make Employer contributions for any Plan Year, and such Employer contributions shall be allocated to all Participants who are either credited with at least 501 Hours of Service or are employed by the Employer on the last day of the Plan Year as follows (check one):

         (a)      [ ]      Non-integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated to eligible Participants in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

         (b)      [ ]      Integrated Allocation Formula. If this option is
                  selected, Employer contributions shall be allocated first to eligible Participants in the proportion that each such Participant's Compensation in excess of the Integration Level for the Plan Year bears to the total Compensation in excess of the Integration Level of all such Participants and then to eligible Participants in the proportion that the sum of each Participant's total Compensation plus Compensation in excess of the Integration Level bears to the sum of the total Compensation plus Compensation in excess of the Integration Level for all Participants for the Plan Year, all subject to the limits described in Section 5.2(d)(2) and (3) of the Plan.
                  Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect to the Integrated Allocation Formula option.

                  (1) Integration Level. "Integration Level" shall mean the Taxable Wage Base (as defined in Section 5.2(e)(3) of the Plan), unless the Employer elects a lesser amount below.

                           (A)      [ ]      If this option is selected,
                                    Integration Level shall be (check one):

                                    (i)      ________ % (not to exceed 100%) of
                                             the Taxable Wage Base for the Plan
                                             Year; or

                                    (ii)     $ ________ (not to exceed the
                                             Taxable Wage Base).

5.       VESTING.
         --------

         (a) Normal Retirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

                  (1)      [ ]      Earlier Normal Retirement Age. If this
                           option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

         (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Matching Contribution Account and/or Employer Account. The Vested Portion shall be determined by vesting schedule ________ .

                                               Percentage Vested
                                               -----------------
         Years of Vesting Service         A          B          C         D          E
         -------------------------------------------------------------------------------
         Less than two                 0%         0%         0%         __%       100%

         Two but less than three       100%       20%        0%         __%       100%

         Three but less than four      100%       40%        100%       __%       100%

         Four but less than five       100%       60%        100%       __%       100%

         Five but less than six        100%       80%        100%       __%       100%

         Six or more                   100%       100%       100%       __%       100%

                  Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

         (c)      Service for Predecessor Employers. Service shall not include
                                                                   ---
                  service for any predecessor employer unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

                  (1)      [ ]      Service Included. If this option is
                           selected, Service shall include service for the following predecessor employer(s):

                           (A)      ____________________________________

                           (B)      ____________________________________

         (d)      [ ]      Application of Forfeitures. Amount forfeited by
         Participants shall be (check one):

                  (1)      [ ]      Applied to reduce Employer contributions.

                  (2)      [ ]      Reallocated among eligible Participants.

6.       TOP HEAVY PROVISIONS. The Employer Plan shall be subject to the
         ---------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

         (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

                  (1)      [ ]      If this option is selected, the Employer
                           elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

         (b) Present Value Determination. If the Employer maintains a standardized form of the ABA Member's Defined Benefit Pension Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

                  (1)      Interest rate ________ % per annum.

                  (2)      Mortality Table: ________.

7.       COMPENSATION.
         -------------

         (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

                  (1)      [ ]      Wages, Tips and Other Compensation Box on
                           Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

                  (2)      [ ]      Internal Revenue Code Section 3401(a) Wages.
                           As defined in Article 2(10)(a)(2) of the Plan.

                  (3)      [ ]      415 Safe-Harbor Compensation. As defined in
                           Article 2(10)(a)(3) of the Plan.

         (b)      [ ]      Exclusions from Compensation. If this option is
                  selected, notwithstanding the definition selected above, "Compensation" shall not include reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.


8.       PARTICIPANT LOANS. Participants loans made in accordance with Article 7
         ------------------
of the Plan (check one):

         (a)      [ ]      are allowed.

         (b)      [ ]      are not allowed.

9.       IN-SERVICE WITHDRAWALS. Participants may make withdrawals prior to
         -----------------------
termination of employment in accordance with Article 7 of the Plan under the following circumstances (check all that apply):

         (a)      [ ]      Hardship Withdrawals. If this option is selected,
                  Participants may apply to withdraw from their Employer Account an amount required to satisfy a hardship in accordance with
                  Section 7.2 of the Plan.

         (b) Age 59 1/2 Withdrawal. Participant may elect to receive a distribution of the Vested Portion of their Employer Account upon attaining age 59 1/2 unless the Employer elects to permit such withdrawals earlier below.

                  (1)      [ ]      Prior to Age 59 1/2 Election. If this option
                           is selected, Participants may elect to receive a distribution of the Vested Portion of their Employer Account earlier upon attainment of age ________ (not earlier than age 55).


10.      DEFAULT INVESTMENT FUND. Amounts contributed to a Participant's
         ------------------------
Accounts for which a Participant has failed to specify an Investment Option, amounts forfeited by Participants prior to reallocation and amounts for which the Employer is responsible for making, an investment election shall be invested in the following Investment Option (check one):

         (a)      [ ]      Stable Asset Return Fund

         (b)      [ ]      Intermediate Bond Fund

         (c)      [ ]      Balanced Fund

         (d)      [ ]      Value Equity Fund

         (e)      [ ]      Growth Equity Fund

         (f)      [ ]      Index Equity Fund

         (g)      [ ]      Aggressive Equity Fund

         (h)      [ ]      International Equity Fund

         (i)      [ ]      Structured Portfolio Service - Conservative Portfolio

         (j)      [ ]      Structured Portfolio Service - Moderate Portfolio

         (k)      [ ]      Structured Portfolio Service - Aggressive Portfolio

         (l)      [ ]      Other: _________________________________________


11.      PAIRED PLANS.
         ------------

         (a) Minimum Contribution with Paired Plans. If an Employer maintains this Employer Plan and another Employer Plan by means of a different standardized Adoption Agreement under the Plan or if the Employer also adopts a standardized form of the ABA Member's Defined Benefit Pension Plan as paired plans, the following rule shall apply (check one):

                  (1)      [ ]      Each Paired Plan. If this option is
                           selected, the Employer shall make a Minimum
                           Contribution to both Employer Plans; or

                  (2)      [ ]      Identical Elections. If this option is
                           selected, the Employer agrees to make identical elections in this Adoption Agreement and in __________________ (enter name of other standardized Adoption Agreement under the Plan) with respect to the participation requirements and the entry date under Section 3.


12.      RELIANCE ON OPINION LETTER
         --------------------------

An Employer may rely in an opinion letter issued by the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Code, except to extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, or an individual medical account, as defined in section 415(l)(2) of the Internal Revenue Code) in addition to this Employer Plan other than standardized forms of the Plan and/or the American Bar Association Members Defined Benefit Pension Plan as paired plans, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans (other than paired plans) wishes to obtain reliance with respect to the requirements of sections 415 and 416 of the Code, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan, section 6 of the Revenue Procedure 2000-20 and Announcement 2001-77.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.


13.      SPONSOR INFORMATION
         -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272


14.      SIGNATURE
         ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.

         _____________________________________________
         Signature

         By:  ________________________________________

         Title: ______________________________________

         Date:  ______________________________________

                    STANDARDIZED TARGET BENEFIT PENSION PLAN
                            ADOPTION AGREEMENT 01-006


1.    EMPLOYER PLAN INFORMATION
      -------------------------

      (a)   Name of Employer Plan:

      This is the__________________________________________________ (the
      "Plan").

      (b) Employer Plan Year End. The end of the Plan Year is: ____/____ (enter the last day and month of the Employer's fiscal year).

      (c)   Three Digit Employer Plan Number: ________

      (d)   Employer Plan Adoption Date (check one):

            (1) [_] If the Employer is adopting this Employer Plan as a new plan, the Effective Date is ________.

            (2) [ ] If the Employer is adopting this Employer Plan as an amended and restated version of an existing plan, the Effective Date of the amendment and restatement is ________. The original effective date of the plan was ________.

2.    EMPLOYER
      --------

      (a)   Employer Name:      ________________________________________

            Address:            ________________________________________
                                ________________________________________
                                ________________________________________

            Contact's Name:     ________________________________________

            Telephone Number:   ________________________________________

            Facsimile Number:   ________________________________________

            Employer Tax I.D. Number: __________________________________

      (b) Plan Administrator. The Employer is the Plan Administrator. Please provide the names(s) and title(s) of the individual(s) authorized to act as, or on behalf or, the Plan Administrator:

            (1)  _______________________________________________________
                             Print Name                 Title

            (2)  _______________________________________________________
                             Print Name                 Title

      (c)   Employer's Form of Business (check one):

            (1)  [ ]  C Corporation: ________ (enter date of incorporation)

            (2)  [ ]  S Corporation: ________ (enter date of incorporation)

            (3)  [ ]  Partnership

            (4)  [ ]  Sole Proprietorship

            (5)  [ ]  Tax-Exempt Entity (as described in section 501(c)(3) of the Internal Revenue Code)

            (6)  [ ]  Limited Liability Company

                 (A)  [ ] Taxable as a C Corporation

                 (B)  [ ] Taxable as a Partnership

            (7)  [ ]  Other:__________________________

3.    ELIGIBILITY AND ENTRY DATES.
      ----------------------------

      (a) Participation Requirements. Eligible Employees can begin participation in the Employer Plan after meeting the following participation requirements (check one):

            (1)  [ ]  No age and no service requirements.

            (2) [ ] Eligible Employees must have attained age ________ (not to exceed 21) and completed (check one):

            (3) [ ] ________ months of Service (not to exceed 12 unless Vesting Schedule A, E or a more favorable D is selected in
                 Section 5(b); but in no case to exceed 24); or

            (4) [ ] ________ Years of Eligibility Service (not to exceed 1 unless Vesting Schedule A, E or a more favorable D is selected in Section 5(b); but in no case to exceed 2).

      (b) Years of Eligibility Service. If Box 3(a)(2)(B) is checked, for purposes of determining Years of Eligibility Service (as defined in Article 2(74) of the Plan), Hours of Service (as defined in Article 2(29) of the Plan) shall be calculated as follows (check one):

            (1)  [ ]  Hourly equivalency.  Actual Hours of Service.

                 Note: The hourly equivalency option is available only if the Employer keeps appropriate records of actual hours worked.

            (2) [ ] Daily equivalency. 10 Hours of Service for each day in which at least one Hour of Service is credited.

            (3) [ ] Weekly equivalency. 45 Hours of Service for each week in which at least one Hour of Service is credited.

            (4) [ ] Monthly equivalency. 190 Hours of Service for each month in which at least one Hour of Service is credited.

      (c) Employment Year. If Box 3(a)(2)(B) is checked, for purposes of calculating Years of Eligibility Service, the Employment Year shall be the 12-month period beginning on the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer and each subsequent 12-month period beginning on any anniversary of that day unless the Employer elects otherwise below.

            (1) [ ] Subsequent Plan Year Option. If this option is selected, the initial Employment Year shall remain the same as above, but subsequent Employment Years shall be the 12-month period beginning on the first day of the first Plan Year which commences prior to the first anniversary of the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer.

                 Note: If the Subsequent Plan Year Option is selected, an Employee who is credited with 1,000 Hours of Service in both the initial Employment Year and the first Plan Year which commences prior to the first anniversary of the Employee's initial Employment Year will be credited with two (2) Years of Eligibility Service.

      (d) Entry Dates. Eligible Employees who satisfy the participation requirements above shall become Participants on any following Entry Date. Entry Date shall mean (check one):

            (1)  [ ]  The first day after meeting the participation
                      requirements.

            (2) [ ] The first day of first and seventh month of each Plan Year after meeting the participation requirements.

            (3) [ ] The first day of each month after meeting the participation requirements.

            (4) [ ] The first day of each calendar quarter after meeting the participation requirements.

4.    BENEFIT FORMULA AND EMPLOYER CONTRIBUTIONS. The Employer shall make
      ------------------------------------------
Employer contributions on behalf of each eligible Participant in accordance with the benefit formula selected by the Employer under (a) or (b) below (check one selection in either

(a) or (b)). The contribution calculation process in (c) below and the rules and definitions in (d) below will apply and the Current Stated Benefit under each formula will be expressed in a benefit payable annually in the form of a Life Annuity beginning at Normal Retirement Age:

      (a) Fixed Benefit Formulas. For each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount to be determined in accordance with the following formula elected by the Employer:

            (1) [ ] Unit Benefit. A Current Stated Benefit equal to ______% of Average Compensation, multiplied by the Participant's total Years of Projected Participation up to a maximum of ______ (no less than 25) years. The first day of the first Plan Year taken into account under this stated benefit formula will be
                 _________.


            (2) [ ] Flat Benefit. A Current Stated Benefit equal to ______% of Average Compensation, reduced pro rata for the Participant's total Years of Projected Participation that are less than 25.


            (3) [ ] Step-Rate Unit Benefit. A Current Stated Benefit equal to ______% of Average Compensation (R1) per year for the first
                 ______ years (Y) of the Participant's total Years of Projected Participation, plus ______% of Average Compensation (R2) per year for the next ______ years of the Participant's total Years of Projected Participation (such that the total Years of Projected Participation taken into account under R1 and R2 is not less than 33). If Y is less than 33, R2 will not be less than:


                                   (R1)(25-Y)
                                   ----------
                                      33-Y

                 (but not less than 0), and will not be greater than:

                                   (R1)(44-Y)
                                   ----------
                                      33-Y

      (b) Integrated Benefit Formulas. For each Plan Year, the Employer shall make an Employer contribution on behalf of each Participant in an amount to be determined in accordance with the formula under (1),
            (2) or (3) below as elected by the Employer. In addition, the Employer must elect below (i) the Integration Level to be used by the Employer Plan and (ii) the Plan Year to be used to determine Covered Compensation under the Integration Level.

            Note: An Employer who maintains any other Qualified Plan that provides for integrated contributions or benefits for any of the same Participants may not elect an Integrated Benefit Formula option.

            (1) [ ] Integrated Unit Benefit. A Current Stated Benefit equal to ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation. The maximum number of total Years of Projected Participation taken into account under this benefit formula shall be the lesser of __________ (not less than 25 nor more than 35) or the Cumulative Permitted Disparity Limit which shall be 35 minus:


                 (A) The number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and

                 (B) The number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (i) or counted toward a Participant's total Years of Projected Participation). For purposes of determining the participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

            (2) [ ] Integrated Flat Benefit. A Current Stated Benefit equal to ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year. For a Participant with less than 35 total Years of Projected Participation, the base benefit percentage and the excess benefit percentage shall be reduced by being multiplied by a fraction, the numerator of which is the Participant's total Years of Projected Participation, and the denominator of which is 35. In addition, if the number of the Participant's "cumulative disparity years" exceeds 35, the excess benefit percentage shall be further reduced as provided below. A Participant's "cumulative disparity years" consist of the sum of (1) the Participant's total Years of Projected Participation, (2) the number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2)). If this cumulative permitted disparity reduction applies, the excess benefit percentage shall be further reduced as follows:

                 (A) Subtract the Participant's base benefit percentage from the Participant's excess benefit percentage (after any modification made as described above for a Participant with less than 35 total Years of Projected Participation).

                 (B) Multiply the result in (i) by a fraction (not less than 0), the numerator of which is 35 minus the sum of the years in (2) and (3) above, and the denominator of which is 35.

                 (C) The Participant's excess benefit percentage is equal to the sum of the result in (ii) and the Participant's base benefit percentage, as otherwise modified.


            (3) [ ] Integrated Step-Rate Unit Benefit. Integrated Step-Rate Unit Benefit. A Current Stated Benefit equal to the sum of the following two parts:


                 Part One: ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation up to ______ years; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation up to ______ years.

                 Part Two: ______% (the "base benefit percentage") of Average Compensation up to the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation less the total Years of Projected Participation taken into account under Part One; plus ______% (the "excess benefit percentage") of Average Compensation in excess of the Integration Level for the Plan Year, multiplied by the Participant's total Years of Projected Participation less the total Years of Projected Participation taken into account under Part One.

                 The maximum number of Years of Projected Participation under each portion of this formula shall not exceed the lesser of 35 or the Cumulative Permitted Disparity Limit.


            "Integration Level" for each Plan Year and for each Participant means an amount equal to equal to the following selection as elected by the Employer.

                 (A) [ ] If this option is selected, Integration Level shall be the Participant's Covered Compensation for the Plan Year.

                 (B) [ ] the greater of $10,000 or one-half of the Covered Compensation of any individual who attains Social Security

                      Retirement Age during the calendar year in which the Plan Year begins.

                 (C) [ ] $__________ (a single dollar amount not to exceed the greater of $10,000 or one-half of Covered Compensation of any individual who attains Social Security Retirement Age during the calendar year in which the Plan begins).

                 (D) [ ] $__________ (a single dollar amount that exceeds the greater of $10,000 or one-half of Covered Compensation of any individual who attains Social Security Retirement Age during the calendar year in which the Plan Year begins, but not to exceed the greater of $25,450 or 150% of the Covered Compensation of an individual attaining Social Security Retirement Age in the current Plan Year).

                 (E) [ ] a uniform percentage equal to ______% (greater than 100% but not greater than 150%) of each Participant's Covered Compensation for the current Plan Year, but in no event in excess of the Taxable Wage Base.

            "Covered Compensation" means, with respect to a particular Participant for a particular Plan Year, the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation will decrease a Participant's Stated Benefit.

            In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined based on the following year:

                 (A)  [ ]  Current Plan Year, or

                 (B) [ ] _____________ Plan Year. The Employer may specify a Plan Year earlier than the current Plan Year, provided that the earlier Plan Year is the same for all Participants and is not earlier than the later of (i) the Plan Year that begins five years before the current Plan Year and (ii) the Plan Year beginning in 1989. If the specified Plan Year is more than five years before the current Plan Year, Covered Compensation will be that determined under the Covered Compensation table for the Plan Year five years before the current Plan Year.

            A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains

            Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

            (4)  Additional Rules regarding Integration.

                 (A) Under each of the integrated formulas in this item 4(b) (including both parts of the Integrated Step-Rate Unit Benefit formula above), the excess benefit percentage shall not exceed the base benefit percentage by more than the "maximum excess allowance". As to each formula for any Year of Benefit Service, the "maximum excess allowance" is the lesser of (a) the base benefit percentage or (b) the applicable factor determined from Table I (and multiplied by 35 in the case of the Integrated Flat Benefit formula). The applicable factor in Table I is based on Normal Retirement Age and the Integration Level.

                 (B) The integrated benefit formulas above are subject to the "overall permitted disparity limit" in this paragraph. For any Plan Year as to which this Employer Plan benefits any Participant who also benefits under another Qualified Plan or simplified employee pension plan of the Employer that provides for permitted disparity (or that imputes permitted disparity), the Current Stated Benefit for all Participants under this Employer Plan shall equal the excess benefit percentage (as otherwise adjusted under this Part IV) multiplied by the Participant's total Average Compensation and either (i) prorated for Years of Projected Participation less than 35, in the case of the Integrated Flat Benefit formula, or (ii) multiplied by the Participant's total Years of Projected Participation up to the maximum total Years of Projected Participation taken into account in the Integrated Unit Benefit formula or the Integrated Step-Rate Unit Benefit formula, whichever may apply. If this paragraph applies, the Employer Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph first applies. In addition, if in any subsequent Plan Year the Employer Plan no longer benefits any Participant who also benefits under another Qualified Plan or simplified employee pension plan of the Employer that provides for permitted disparity (or that imputes permitted disparity), the Employer Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph no longer applies.

      (c) Annual Employer Contribution. For each Plan Year the Employer shall contribute for each Participant who is eligible for such a contribution an amount intended to fund the Participant's Stated Benefit and calculated in accordance with this Section 4(c) and the tables of actuarial factors attached to this Adoption Agreement. The Employer contribution made on behalf of eligible Participants under this Part IV for a particular Plan Year shall be credited to the appropriate Participants' Employer Accounts.

            To determine the annual Employer contribution necessary to fund the Stated Benefit, the interest rate shall be:

                      [ ] 7-1/2%           [ ]  8%           [ ] 8-1/2%

            The calculation process, which shall be conducted as of the last day of the Plan Year and on the basis of both the Participant's age on his or her most recent birthday and the Interest Rate in effect on the last day of the prior Plan Year, is as follows:

            Step One: If the Participant has not yet reached Normal Retirement Age, determine the present value of the Stated Benefit by multiplying the Stated Benefit by the factor that is the product of
            (i) the applicable factor in Table II and (ii) the applicable factor in Table IV. If the Participant is at or beyond Normal Retirement Age, determine such present value by multiplying the Stated Benefit by the applicable factor in Table V corresponding to that Normal Retirement Age.

            Step Two: Calculate the excess, if any, of the amount determined in Step One over the "theoretical reserve", which is determined as follows:

                 (A) Participant's theoretical reserve as of the last day of the first Plan Year in which the Participant participates in the Employer Plan, and as of the last day of the first Plan Year after any Plan Year in which the Employer Plan either did not satisfy the safe harbor in Regulations
                      Section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, is zero. In all other cases, in the first Plan Year as to which this calculation (of the theoretical reserve) is in effect ("year one"), the theoretical reserve is (A) the present value of the Stated Benefit under Step One as of the last day of the Plan Year preceding year one, using the actuarial assumptions, Employer Plan provisions and Participant Compensation as of that date (except that, in the case of a Participant who is beyond Normal Retirement Age during year one, the Life Annuity factor used in the determination shall be the factor applicable for the Participant's Normal Retirement Age), minus (B) the present value of the level of annual Employer contributions due each Plan Year, beginning with year one and ending with the Plan Year in which the Participant reaches Normal Retirement Age, calculated as of the last day of the Plan Year preceding year one (again using the actuarial assumptions, Employer Plan provisions (disregarding those Employer Plan provisions providing for the limitations of Code Section 415 or the minimum contributions of Code Section 416) and Participant Compensation as of that date).

                 (B) After year one, the theoretical reserve is the sum of the amount determined for year one and the Employer contribution (as limited by Code Section 415, but without regard to the required minimum contributions under Code
                      Section 416) for each subsequent Plan Year up through the last day of the current Plan Year (excluding any Employer contributions made for the current Plan Year), using the interest assumption in effect for each such Plan Year.

            As a general rule, the calculations in this Step Two of the level of annual Employer contribution necessary to fund the Stated Benefit shall be made as of the last day of each Plan Year, based on the Participant's age as of his or her most recent birthday and on the interest rate under item 4 in effect on the last day of the prior Plan Year. However, in any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation in (ii) above is calculated without using the interest assumption.

            Step Three: Amortize the amount determined in Step Two by multiplying it by the applicable factor from Table III. For the Plan Year in which the Participant attains Normal Retirement Age, and for subsequent Plan Years, the applicable Table III factor is 1.0. The amortized amount determined in this step constitutes the level of annual Employer contribution necessary to accumulate to the result in Step Two.

      (d)   Definitions.

            (1) "Average Compensation" means the average of a Participant's annual Compensation (as defined in Article 2 of the Plan) over the three consecutive Plan Year period ending in either the current year or in any prior year that produces the highest average. If a Participant has less than three years of participation in the Employer Plan, Compensation shall be averaged over the Participant's total period of participation.

            (2) "Cumulative Permitted Disparity Limit" for the applicable Participant shall be 35 minus:


                 (A) The number of years the Participant benefited or is treated as having benefited under the Employer Plan prior to the Participant's first Year of Projected Participation, and

                 (B) The number of years credited to the Participant for allocation or accrual purposes under one or more Qualified Plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (i) or counted toward a Participant's total Years of Projected Participation). For purposes of determining the participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

                 For purposes of determining a Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

            (3) "Current Stated Benefit", with respect to each Participant, means the product of the amount derived from the formula selected in (a) or (b) above and the following fraction:

                 (A) The Participant's number of years of participation from the latest Fresh-Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, divided by

                 (B)  The Participant's total Years of Projected Participation.

                 If the Employer Plan has not had a Fresh-Start Date, the fraction shall equal 1.0 for all Participants. For those Participants who first participated in the Employer Plan after the latest Fresh-Start Date, the fraction shall also equal 1.0. To determine the numerator in (i) above, only those current and prior years during which a Participant was eligible to receive a contribution under the Employer Plan will be taken into account.

            (4) "Fresh-Start Date" means the last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Stated Benefit are amended. If applicable, the latest Fresh-Start Date of the Employer Plan is ____________________, ______.

            (5) "Frozen Accrued Stated Benefit" is determined with respect to each Participant as of the Employer Plan's latest Fresh-Start Date, as if the Participant terminated employment with the Employer as of that date, and without regard to any amendment made to the Employer Plan after that date. If the Participant was not participating in the Employer Plan as of the latest Fresh-Start Date, the Participant's Frozen Accrued Stated Benefit will be zero.

                 A Participant's Frozen Accrued Stated Benefit is equal to the amount of the Current Stated Benefit in effect on the latest Fresh-Start Date that a Participant has accrued as of that date. This assumes that the Current Stated Benefit accrues ratably from the year in which the Participant first participated in this Employer Plan (or, if later, the preceding Fresh-Start Date under this Employer Plan) through and including the Plan Year in which the Participant attains Normal Retirement Age.

                 The amount of the Current Stated Benefit (in effect on the latest Fresh-Start Date) that a Participant is assumed to have ratably accrued is determined by multiplying the Employer Plan's Current Stated Benefit in effect on that date by the following fraction:

                 (A) The number of years of participation from the later of the Participant's first year of participation in the Employer Plan or the preceding Fresh-Start Date (if any) through and including the year that contains the latest Fresh-Start Date, divided by

                 (B) the number of years of participation from the later of the Participant's first year of participation in the Employer Plan or the preceding Fresh-Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year.

                 For purposes of this definition, only those years of participation during which a Participant was eligible to receive a contribution under the Employer Plan will be taken into account.

                 If the Employer Plan has had a preceding Fresh-Start Date, each Participant's Frozen Accrued Stated Benefit as of the latest Fresh-Start Date equals the sum of (i) the amount of the Current Stated Benefit (in effect on the latest Fresh-Start
                 Date) that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and (ii) the Frozen Accrued Stated Benefit determined as of the preceding Fresh-Start Date.

                 If (i) the Current Stated Benefit formula in effect on the latest Fresh-Start Date was not expressed as a Life Annuity for all Participants, and/or (ii) the Normal Retirement Age for any Participant on the latest Fresh-Start Date was greater than the Normal Retirement Age for that Participant under the Current Stated Benefit formula in effect after the latest Fresh-Start Date, this paragraph applies. The Frozen Accrued Stated Benefit will then be converted to an actuarially equivalent Life Annuity commencing at the Participant's Normal Retirement Age under the Current Stated Benefit formula in effect after the latest Fresh-Start Date. In doing so, the actuarial assumptions in effect under the Current Stated Benefit formula in effect on the latest Fresh-Start Date shall be used.

                 Notwithstanding the above, if in the immediately preceding Plan Year the Employer Plan did not satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3) or was not a "prior safe harbor plan", the Frozen Accrued Stated Benefit for any Participant (determined for the next Plan Year during which Regulation Section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next Fresh-Start Date, if any) shall be zero. The term "prior safe harbor plan" means a plan that (1) was adopted and in effect on September 19, 1991, (2) contained a stated benefit formula which took into account service prior to that date, and (3) that satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether a plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy Code Section 401(1), will be taken into account.

                 (6) "Social Security Retirement Age", as to each Participant, means the age determined in accordance with Code Section 415(b)(8).

                 (7) "Stated Benefit", with respect to each Participant, means the sum of his or her Frozen Accrued Stated Benefit and his or her Current Stated Benefit under the Employer Plan.

                 (8) "Taxable Wage Base" means the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

                 (9) "Years of Projected Participation", with respect to a Participant under the Employer Plan, is the sum of (1) and
                      (2), where (1) is the number of years during which the Participant benefited under the Employer Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Employer Plan, (b) the first Plan Year taken into account in the stated benefit formula, and (c) any Plan Year in which the Employer Plan did not satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years, if any subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age. For purposes of this definition, if the Employer Plan is a "prior safe harbor plan" (as defined in the definition of Frozen Accrued Stated Benefit), the Employer Plan is deemed to have satisfy the safe harbor for target benefit plans in Regulation Section 1.401(a)(4)-8(b)(3) and the Participant is treated as benefiting under the Employer Plan in any Plan Year beginning prior to January 1, 1994.

5.    VESTING.
      -------

      (a) NormalRetirement Age of 65. For purposes of determining a Participant's entitlement to the entire balance of his or her Accounts, a Participant's Normal Retirement Age shall be age 65 unless the Employer elects otherwise below.

            (1) [ ] Earlier Normal Retirement Age. If this option is selected, a Participant's Normal Retirement Age shall be age ________ (not less than 55 and not to exceed 65).

      (b) Vesting Schedule. A Participant who terminates Service prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the Vested Portion in his or her Employer Account. The Vested Portion shall be determined by vesting schedule ________ .

                                Percentage Vested
                                -----------------

Years of Vesting Service            A         B         C          D          E
-------------------------------------------------------------------------------

Less than two                      0%        0%        0%        __%       100%

Two but less than three          100%       20%        0%        __%       100%

Three but less than four         100%       40%      100%        __%       100%

Four but less than five          100%       60%      100%        __%       100%

Five but less than six           100%       80%      100%        __%       100%

Six or more                      100%      100%      100%        __%       100%


            Note: If Schedule D is elected, complete the schedule by showing the rate at which a Participant becomes vested. Schedule D must provide for a Vested Portion that is at every point in time equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison.

      (c) Service for Predecessor Employers. Service shall not include service for any predecessor employer unless the Employer maintains the plan of such predecessor employer or the Employer elects otherwise below.

            (1) [ ] Service Included. If this option is selected, Service shall include service for the following predecessor employer(s):

                 (A)  __________________________________________________

                 (B)  __________________________________________________

6.    TOP HEAVY PROVISIONS.  The Employer Plan shall be subject to the
      --------------------
Top-Heavy Plan requirements of Article 12 and below for each Plan Year, if any, for which the Employer Plan is a Top-Heavy Plan.

      (a) Top-Heavy Testing. The Trustee shall determine annually whether the Employer Plan is a Top-Heavy Plan, unless the Employer elects otherwise below.

            (1) [ ] If this option is selected, the Employer elects to test the Employer Plan itself to determine whether the Employer Plan is a Top-Heavy Plan.

      (b) Present Value Determination. If the Employer maintains a Qualified Defined Benefit Plan, the Employer may elect to determine the Present Value of Accrued Benefits as defined in Section 12.1(e) of the Plan using the following assumptions:

                 (1)  Interest rate ________ % per annum.

                 (2)  Mortality Table: ________.

7.    COMPENSATION.
      ------------

      (a) Definition of Compensation. For purposes of the Employer Plan, "Compensation" (as defined in Article 2(10) of the Plan) shall mean (except as otherwise specifically provided in the Plan) (check one):

            (1) [ ] Wages, Tips and Other Compensation Box on Form W-2. As defined in Article 2(10)(a)(1) of the Plan.

            (2)  [ ]  Internal Revenue Code Section 3401(a) Wages. As defined in
                 Article 2(10)(a)(2) of the Plan.

            (3) [ ] 415 Safe-Harbor Compensation. As defined in Article 2(10)(a)(3) of the Plan.

      (b) [ ] Exclusions from Compensation. If this option is selected, notwithstanding the definition selected above, "Compensation" shall not include reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

8.    PARTICIPANT LOANS.  Participants loans made in accordance with Article
      ------------------
7 of the Plan (check one):

      (a)   [ ]  are allowed.

      (b)   [ ]  are not allowed.

9.    DEFAULT INVESTMENT FUND.  Amounts contributed to a Participant's
      -----------------------
Accounts for which a Participant has failed to specify an Investment Option and other unallocated amounts shall be invested in the following Investment Option (check one):

      (a)   [ ]  Stable Asset Return Fund

      (b)   [ ]  Intermediate Bond Fund

      (c)   [ ]  Balanced Fund

      (d)   [ ]  Value Equity Fund

      (e)   [ ]  Growth Equity Fund

      (f)   [ ]  Index Equity Fund

      (g)   [ ]  Aggressive Equity Fund

      (h)   [ ]  International Equity Fund

      (i)   [ ]  Structured Portfolio Service - Conservative Portfolio

      (j)   [ ]  Structured Portfolio Service - Moderate Portfolio

      (k)   [ ]  Structured Portfolio Service - Aggressive Portfolio

      (l)   [ ]  Other: ______________________________

10.   PAIRED PLANS.
      ------------

      (a) Minimum Contribution with Paired Plans. If an Employer maintains this Employer Plan and another Employer Plan by means of a different standardized Adoption Agreement under the Plan or if the Employer also adopts a standardized form of the ABA Member's Defined Benefit Pension Plan as paired plans, the following rule shall apply (check one):

            (1) [ ] Each Paired Plan. If this option is selected, the Employer shall make a Minimum Contribution to both Employer Plans; or

            (2) [ ] Identical Elections. If this option is selected, the Employer agrees to make identical elections in this Adoption Agreement and in _______________________ (enter name of such other standardized Adoption Agreement under the Plan) with respect to the participation requirements and the entry date under Section 3.

11.   RELIANCE ON OPINION LETTER
      --------------------------

An Employer may rely in an opinion letter issued by the Internal Revenue Service as evidence that this Employer Plan is qualified under section 401 of the Code, except to extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, or an individual medical account, as defined in section 415(l)(2) of the Internal Revenue Code) in addition to this Employer Plan other than standardized forms of the Plan and/or the American Bar Association Members Defined Benefit Pension Plan as paired plans, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans (other than paired plans) wishes to obtain reliance with respect to the requirements of sections 415 and 416 of the Code, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan, section 6 of the Revenue Procedure 2000-20 and Announcement 2001-77.

Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan. The Employer acknowledges it has received a copy of the current prospectus covering units representing pro rata beneficial interests in the collective investment funds and the portfolios established under the Collective Trust as investment options under the American Bar Association Members Retirement Program and understands its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the American Bar Association ("ABA") or of a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "Employer" in the Plan).

This Adoption Agreement may be used only in conjunction with the American Bar Association Members Retirement Plan, Basic Plan Document No. 01. The Employer will act as plan administrator and as such will fulfill the responsibilities allocated to the Employer and plan administrator by the Employer Plan, including the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that the American Bar Retirement Association ("ABRA"), the Trustee and their designated agents shall have no liability for actions taken on the basis of information provided to them by the Employer. ABRA shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.


12.   SPONSOR INFORMATION
      -------------------

American Bar Association Members Retirement Program
Post Office Box 9101
Boston, Massachusetts 02209
(800) 348-2272

13.   SIGNATURE
      ---------

IN WITNESS WHEREOF, the Employer named above hereby adopts the American Bar Association Members Retirement Plan by causing this Adoption Agreement to be executed as of the date set forth below.


      ____________________________________
      Signature

      By:_________________________________

      Title:______________________________

      Date:_______________________________

                     TABLE I: Integration Adjustment Factors
                     ---------------------------------------


                   ------------------------------------------
                   Age at      Integration      Integration
                   Which       Level Options    Level Options
                   Benefits    One Thru         Four and
                   Commence    Three            Five
                   ------------------------------------------
                   65          .5200           .4160
                   ------------------------------------------
                   64          .4856           .3884
                   ------------------------------------------
                   63          .4504           .3603
                   ------------------------------------------
                   62          .4160           .3328
                   ------------------------------------------
                   61          .3816           .3052
                   ------------------------------------------
                   60          .3464           .2771
                   ------------------------------------------
                   59          .3296           .2636
                   ------------------------------------------
                   58          .3120           .2496
                   ------------------------------------------
                   57          .2944           .2355
                   ------------------------------------------
                   56          .2776           .2220
                   ------------------------------------------
                   55          .2600           .2080
                   ------------------------------------------


The factors listed in this Table are based on payment under the Employer Plan in the form of a Life Annuity, and are further reduced by a factor of .8 as required for target benefit plans under Code Section 401(1) and applicable Income Tax Regulations 1008D.

                         TABLE II: Present Value Factors
                         -------------------------------


           Number of Years
           to Age 65 (Normal                  Interest Rate
           Retirement Age)          7.50%         8.00%        8.50%
           -----------------------------------------------------------
           1                        7.868         7.589        7.326
           -----------------------------------------------------------
           2                        7.319         7.027        6.752
           -----------------------------------------------------------
           3                        6.808         6.506        6.223
           -----------------------------------------------------------
           4                        6.333         6.024        5.736
           -----------------------------------------------------------
           5                        5.891         5.578        5.286
           -----------------------------------------------------------
           6                        5.480         5.165        4.872
           -----------------------------------------------------------
           7                        5.098         4.782        4.491
           -----------------------------------------------------------
           8                        4.742         4.428        4.139
           -----------------------------------------------------------
           9                        4.412         4.100        3.815
           -----------------------------------------------------------
           10                       4.104         3.796        3.516
           -----------------------------------------------------------
           11                       3.817         3.515        3.240
           -----------------------------------------------------------
           12                       3.551         3.255        2.986
           -----------------------------------------------------------
           13                       3.303         3.014        2.752
           -----------------------------------------------------------
           14                       3.073         2.790        2.537
           -----------------------------------------------------------
           15                       2.859         2.584        2.338
           -----------------------------------------------------------
           16                       2.659         2.392        2.155
           -----------------------------------------------------------
           17                       2.474         2.215        1.986
           -----------------------------------------------------------
           18                       2.301         2.051        1.831
           -----------------------------------------------------------
           19                       2.140         1.899        1.687
           -----------------------------------------------------------
           20                       1.991         1.758        1.555
           -----------------------------------------------------------
           21                       1.852         1.628        1.433
           -----------------------------------------------------------
           22                       1.723         1.508        1.321
           -----------------------------------------------------------
           23                       1.603         1.396        1.217
           -----------------------------------------------------------
           24                       1.491         1.293        1.122
           -----------------------------------------------------------
           25                       1.387         1.197        1.034
           -----------------------------------------------------------
           26                       1.290         1.108        0.953
           -----------------------------------------------------------
           27                       1.200         1.026        0.878
           -----------------------------------------------------------
           28                       1.116         0.950        0.810
           -----------------------------------------------------------
           29                       1.039         0.880        0.746
           -----------------------------------------------------------
           30                       0.966         0.814        0.688
           -----------------------------------------------------------
           31                       0.899         0.754        0.634
           -----------------------------------------------------------
           32                       0.836         0.698        0.584
           -----------------------------------------------------------
           33                       0.778         0.647        0.538
           -----------------------------------------------------------
           34                       0.723         0.599        0.496
           -----------------------------------------------------------
           35                       0.673         0.554        0.457
           -----------------------------------------------------------
           36                       0.626         0.513        0.422
           -----------------------------------------------------------
           37                       0.582         0.475        0.389
           -----------------------------------------------------------
           38                       0.542         0.440        0.358
           -----------------------------------------------------------
           39                       0.504         0.407        0.330
           -----------------------------------------------------------
           40                       0.469         0.377        0.304
           -----------------------------------------------------------
           41                       0.436         0.349        0.280
           -----------------------------------------------------------
           42                       0.406         0.323        0.258
           -----------------------------------------------------------
           43                       0.377         0.299        0.238
           -----------------------------------------------------------
           44                       0.351         0.277        0.219
           -----------------------------------------------------------
           45                       0.327         0.257        0.202
           -----------------------------------------------------------

Note: These factors are based on the UP-1984 Mortality Table.

                                   TABLE III:
                                   ----------
                              Amortization Factors
                              --------------------


           Number of Years
           to Age 65 (Normal                  Interest Rate
           Retirement Age)          7.50%         8.00%        8.50%
           ----------------------------------------------------------
           1                        0.5181        0.5192       0.5204
           ----------------------------------------------------------
           2                        0.3577        0.3593       0.3609
           ----------------------------------------------------------
           3                        0.2777        0.2796       0.2814
           ----------------------------------------------------------
           4                        0.2299        0.2319       0.2339
           ----------------------------------------------------------
           5                        0.1982        0.2003       0.2024
           ----------------------------------------------------------
           6                        0.1756        0.1778       0.1801
           ----------------------------------------------------------
           7                        0.1588        0.1611       0.1634
           ----------------------------------------------------------
           8                        0.1458        0.1482       0.1506
           ----------------------------------------------------------
           9                        0.1355        0.1380       0.1405
           ----------------------------------------------------------
           10                       0.1272        0.1297       0.1323
           ----------------------------------------------------------
           11                       0.1203        0.1229       0.1255
           ----------------------------------------------------------
           12                       0.1145        0.1171       0.1198
           ----------------------------------------------------------
           13                       0.1096        0.1123       0.1151
           ----------------------------------------------------------
           14                       0.1054        0.1082       0.1110
           ----------------------------------------------------------
           15                       0.1018        0.1046       0.1075
           ----------------------------------------------------------
           16                       0.0986        0.1015       0.1044
           ----------------------------------------------------------
           17                       0.0958        0.0988       0.1018
           ----------------------------------------------------------
           18                       0.0934        0.0964       0.0994
           ----------------------------------------------------------
           19                       0.0912        0.0943       0.0974
           ----------------------------------------------------------
           20                       0.0893        0.0924       0.0956
           ----------------------------------------------------------
           21                       0.0876        0.0908       0.0940
           ----------------------------------------------------------
           22                       0.0861        0.0893       0.0925
           ----------------------------------------------------------
           23                       0.0847        0.0879       0.0912
           ----------------------------------------------------------
           24                       0.0835        0.0867       0.0901
           ----------------------------------------------------------
           25                       0.0823        0.0857       0.0890
           ----------------------------------------------------------
           26                       0.0813        0.0847       0.0881
           ----------------------------------------------------------
           27                       0.0804        0.0838       0.0872
           ----------------------------------------------------------
           28                       0.0795        0.0830       0.0865
           ----------------------------------------------------------
           29                       0.0788        0.0822       0.0858
           ----------------------------------------------------------
           30                       0.0781        0.0816       0.0851
           ----------------------------------------------------------
           31                       0.0774        0.0810       0.0846
           ----------------------------------------------------------
           32                       0.0768        0.0804       0.0840
           ----------------------------------------------------------
           33                       0.0763        0.0799       0.0836
           ----------------------------------------------------------
           34                       0.0758        0.0794       0.0831
           ----------------------------------------------------------
           35                       0.0753        0.0790       0.0827
           ----------------------------------------------------------
           36                       0.0749        0.0786       0.0824
           ----------------------------------------------------------
           37                       0.0745        0.0783       0.0820
           ----------------------------------------------------------
           38                       0.0742        0.0779       0.0817
           ----------------------------------------------------------
           39                       0.0739        0.0776       0.0815
           ----------------------------------------------------------
           40                       0.0736        0.0774       0.0812
           ----------------------------------------------------------
           41                       0.0733        0.0771       0.0810
           ----------------------------------------------------------
           42                       0.0730        0.0769       0.0808
           ----------------------------------------------------------
           43                       0.0728        0.0767       0.0806
           ----------------------------------------------------------
           44                       0.0726        0.0765       0.0804
           ----------------------------------------------------------
           45                       0.0724        0.0763       0.0802
           ----------------------------------------------------------

                                    TABLE IV:
                                    ---------
                 Factors to be Multiplied by Those in Table I
                 --------------------------------------------


           Normal                           Interest Rate
           Retirement Age           7.50%         8.00%        8.50%
           ----------------------------------------------------------
           80                       0.206         0.194        0.184
           ----------------------------------------------------------
           79                       0.231         0.219        0.207
           ----------------------------------------------------------
           78                       0.258         0.246        0.234
           ----------------------------------------------------------
           77                       0.289         0.276        0.263
           ----------------------------------------------------------
           76                       0.322         0.309        0.296
           ----------------------------------------------------------
           75                       0.359         0.346        0.333
           ----------------------------------------------------------
           74                       0.400         0.387        0.374
           ----------------------------------------------------------
           73                       0.446         0.432        0.419
           ----------------------------------------------------------
           72                       0.495         0.482        0.469
           ----------------------------------------------------------
           71                       0.549         0.537        0.525
           ----------------------------------------------------------
           70                       0.609         0.597        0.586
           ----------------------------------------------------------
           69                       0.674         0.664        0.653
           ----------------------------------------------------------
           68                       0.745         0.736        0.728
           ----------------------------------------------------------
           67                       0.822         0.816        0.810
           ----------------------------------------------------------
           66                       0.907         0.904        0.900
           ----------------------------------------------------------
           65                       1.000         1.000        1.000
           ----------------------------------------------------------
           64                       1.101         1.106        1.110
           ----------------------------------------------------------
           63                       1.212         1.221        1.231
           ----------------------------------------------------------
           62                       1.332         1.348        1.363
           ----------------------------------------------------------
           61                       1.464         1.486        1.509
           ----------------------------------------------------------
           60                       1.606         1.637        1.669
           ----------------------------------------------------------
           59                       1.761         1.802        1.844
           ----------------------------------------------------------
           58                       1.929         1.982        2.036
           ----------------------------------------------------------
           57                       2.111         2.177        2.246
           ---------------------------------------------------------
           56                       2.309         2.390        2.475
           ---------------------------------------------------------
           55                      2.523          2.622        2.726
           ---------------------------------------------------------


Note: These factors are based on the UP-1984 Mortality Table.

                                    TABLE V:
                                    --------
     Factors for Participants who are at or beyond Normal Retirement Age
     -------------------------------------------------------------------


           Normal                            Interest Rate
           Retirement Age           7.50%         8.00%        8.50%
           ---------------------------------------------------------
           80                       5.151         5.053        4.959
           ---------------------------------------------------------
           79                       5.370         5.264        5.162
           ---------------------------------------------------------
           78                       5.591         5.476        5.366
           ---------------------------------------------------------
           77                       5.814         5.690        5.572
           ---------------------------------------------------------
           76                       6.039         5.905        5.777
           ---------------------------------------------------------
           75                       6.266         6.122        5.985
           ---------------------------------------------------------
           74                       6.494         6.339        6.192
           ---------------------------------------------------------
           73                       6.721         6.556        6.398
           ---------------------------------------------------------
           72                       6.947         6.771        6.603
           ---------------------------------------------------------
           71                       7.171         6.983        6.804
           ---------------------------------------------------------
           70                       7.392         7.192        7.003
           ---------------------------------------------------------
           69                       7.610         7.399        7.198
           ---------------------------------------------------------
           68                       7.825         7.601        7.389
           ---------------------------------------------------------
           67                       8.037         7.801        7.577
           ---------------------------------------------------------
           66                       8.248         7.999        7.764
           ---------------------------------------------------------
           65                       8.458         8.196        7.949
           ---------------------------------------------------------
           64                       8.666         8.390        8.131
           ---------------------------------------------------------
           63                       8.870         8.581        8.311
           ---------------------------------------------------------
           62                       9.072         8.770        8.485
           ---------------------------------------------------------
           61                       9.270         8.954        8.657
           ---------------------------------------------------------
           60                       9.463         9.133        8.825
           ---------------------------------------------------------
           59                       9.651         9.307        8.986
           ---------------------------------------------------------
           58                       9.834         9.477        9.143
           ---------------------------------------------------------
           57                       10.012        9.641        9.295
           ---------------------------------------------------------
           56                       10.186        9.801        9.442
           ---------------------------------------------------------
           55                       10.354        9.955        9.585
           ---------------------------------------------------------


Note: Theses are based on the UP-1984 Mortality Table.